UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Partner Fund – Small Cap Equity

BBH Select Series – Mid Cap Fund

BBH Partner Fund – International Equity

BBH Limited Duration Fund

BBH Income Fund

BBH Select Series – Large Cap Fund

BBH Intermediate Municipal Bond Fund

BBH U.S. Government Money Market Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

251 Little Falls Drive

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

OCTOBER 31, 2022

BBH Partner Fund - Small Cap Equity

BBH PARTNER FUND - SMALL CAP EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The BBH Partner Fund – Small Cap Equity (“the Fund” or “BBH Small Cap”) returned -32.97%, net of fees, for the fiscal year ended October 31, 2022. During the same twelve-month period, the Fund’s benchmark, the Russell 2000, returned -18.54%. From the inception of the Fund through October 31, 2022, the Fund has generated an annualized return of -27.07%, net of fees, while the Russell 2000 has returned -12.35% per annum.

For fiscal 2022, the Fund underperformed its benchmark, driven by security selection within Health Care, an overweight to Technology and individual security performance from the following holdings: Stitch Fix, Cimpress PLC, Zuora Inc, PagerDuty Inc, and Alarm.com Holdings Inc. The largest positive contributors to performance during the same time period include: Agilysys Inc, Model N Inc, Mimecast Ltd, XPEL Inc, Franklin Covey Co, and an overweight to cash relative to the Russell 2000 Index.

The Fund’s Sub-advisor, Bares Capital Management, LLC (“Bares”), has invested the Fund in a concentrated portfolio of small cap companies that Bares believes can compound intrinsic value at high rates over the long-term. The key criteria that Bares uses to evaluate a company are as follows:

•

Competitive Advantage: to assess a company’s competitive position, the Bares team performs a Porter’s 5 Forces analysis to determine buyer power, supplier power, the threat of substitutes and new entrants, and the competitive rivalry and industry dynamics. They will also analyze the sources of a company’s “moat,” which can be any of the following, including a significant cost advantage, efficient scale, network effects, switching costs, or the possession of intangible assets such as brand power.

•

Management Talent: the Bares team focuses on assessing management’s ability to execute and operate the business, whether they are trustworthy and transparent, and that their incentives are aligned with minority shareholders. Bares must be able to trust that the management team will use capital efficiently to generate the highest returns, which could include reinvesting in the core business, acquiring another company, or repurchasing its own shares in the open market.

•

Growth Potential: the Bares team aims to identify and evaluate companies with underappreciated sources of growth. In addition to determining a reasonable estimate of a business’ total addressable market, the team also qualitatively determines a company’s runway for growth and will selectively reassess the long-term potential if they believe growth can continue at an elevated rate.

Bares believes that the companies with the greatest potential to compound intrinsic value at above-average rates have durable competitive advantages, large growth opportunities, superior returns on equity (achieved without excessive leverage) and that are led by skilled managers who are good stewards of shareholder capital. To find such companies, the Bares team places heavy emphasis on assessing the quality of a business and its management team through extensive, on the ground due diligence and research.

________________

Portfolio holdings are subject to change.

2

BBH PARTNER FUND - SMALL CAP EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Partner Fund – Small Cap Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (July 8, 2021) to October 31, 2022 as compared to the Russell 2000 TR USD.

The annualized gross expense ratio as shown in the March 1, 2022 prospectus for Class I shares was 0.93%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russel 2000 TR USD index has been adjusted to reflect reinvestment of dividends on securities in the index. The Russel 2000 TR USD index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Russell 2000 TR USD is a stock index that tracks 2,000 publicly traded small-capitalization companies. The index is unmanaged. Investments cannot be made in an index.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index. The composition of the Russell 2000 Index is materially different than the Fund’s holdings.

financial statements october 31, 2022	3

BBH PARTNER FUND - SMALL CAP EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

4

BBH PARTNER FUND - SMALL CAP EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Partner Fund – Small Cap Equity:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund – Small Cap Equity, one of the funds within BBH Trust (the "Fund"), as of October 31, 2022, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the year ended October 31, 2022, and the period from July 8, 2021 (commencement of operations) through October 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2022, and the period from July 8, 2021 (commencement of operations) through October 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2022	5

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO ALLOCATION

October 31, 2022

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$15,480,000	4.5%
Communications	31,565,000	9.2
Consumer Cyclical	59,115,000	17.2
Consumer Non-Cyclical	82,291,652	23.9
Financials	3,732,800	1.1
Industrials	13,877,203	4.0
Technology	128,515,500	37.3
Cash and Other Assets in Excess of Liabilities	9,477,269	2.8
NET ASSETS	$344,054,424	100.0%

All data as of October 31, 2022. The Fund's sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

6

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS

October 31, 2022

Shares		Value
	COMMON STOCK (97.2%)
	BASIC MATERIALS (4.5%)
$900,000	Element Solutions, Inc.	$15,480,000
	Total Basic Materials	15,480,000
	COMMUNICATIONS (9.2%)
1,750,000	Despegar.com Corp. (British Virgin Islands)[1]	11,130,000
500,000	Upwork, Inc.[1]	6,725,000
1,000,000	WideOpenWest, Inc.[1]	13,710,000
	Total Communications	31,565,000
	CONSUMER CYCLICAL (17.2%)
200,000	Papa John's International, Inc.	14,526,000
2,500,000	ThredUp, Inc. (Class A)[1]	3,075,000
600,000	XPEL, Inc.[1]	41,514,000
	Total Consumer Cyclical	59,115,000
	CONSUMER NON-CYCLICAL (23.9%)
522,800	Alarm.com Holdings, Inc.[1]	30,761,552
400,000	Cimpress, Plc. (Ireland)[1]	9,312,000
400,000	EVERTEC, Inc. (Puerto Rico)	14,324,000
150,000	Franklin Covey Co.[1]	7,590,000
110,000	Heska Corp.[1]	7,893,600
150,000	Inmode, Ltd. (Israel)[1]	5,148,000
250,000	iRadimed Corp.	7,262,500
	Total Consumer Non-Cyclical	82,291,652
	FINANCIALS (1.1%)
40,000	StoneX Group, Inc.[1]	3,732,800
	Total Financials	3,732,800
	INDUSTRIALS (4.0%)
1,498,618	Astronics Corp.[1]	13,877,203
	Total Industrials	13,877,203
	TECHNOLOGY (37.3%)
550,000	Agilysys, Inc.[1]	35,293,500
450,000	Health Catalyst, Inc.[1]	3,969,000
555,700	Model N, Inc.[1]	21,116,600
2,000,000	Olo, Inc. (Class A)[1]	17,620,000
225,000	Onto Innovation, Inc.[1]	15,039,000

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	7

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares		Value
	COMMON STOCK (continued)
	TECHNOLOGY (continued)
960,000	PagerDuty, Inc.[1]	$23,942,400
1,500,000	Zuora, Inc. (Class A)[1]	11,535,000
	Total Technology	128,515,500
	Total Common Stock
	(Cost $440,916,545)	334,577,155

TOTAL INVESTMENTS (Cost $440,916,545)[2]	97.2%	$334,577,155
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.8%	9,477,269
NET ASSETS	100.00%	$344,054,424

____________

[1]	Non-income producing security.
[2]

The aggregate cost for federal income tax purposes is $440,916,545, the aggregate gross unrealized appreciation is $18,429,254 and the aggregate gross unrealized depreciation is $124,768,644, resulting in net unrealized depreciation of $106,339,390.

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH PARTNER FUND - SMALL CAP EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Common Stock:
Basic Materials	$15,480,000	$–	$–	$15,480,000
Communications	31,565,000	–	–	31,565,000
Consumer Cyclical	59,115,000	–	–	59,115,000
Consumer Non-cyclical	82,291,652	–	–	82,291,652
Financials	3,732,800	–	–	3,732,800
Industrials	13,877,203	–	–	13,877,203
Technology	128,515,500	–	–	128,515,500
Total Investments, at value	$334,577,155	$–	$–	$334,577,155

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND - SMALL CAP EQUITY

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $440,916,545)	$334,577,155
Cash	8,740,399
Receivables for:
Investments sold	2,625,084
Shares sold	37,343
Interest	29,529
Dividends	18,000
Total Assets	346,027,510
LIABILITIES:
Payables for:
Investments purchased	1,339,452
Shares redeemed	333,923
Investment advisory and administrative fees	222,653
Professional fees	51,743
Custody and fund accounting fees	6,802
Transfer agent fees	5,895
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	11,507
Total Liabilities	1,973,086
NET ASSETS	$344,054,424
Net Assets Consist of:
Paid-in capital	$490,835,828
Accumulated deficit	(146,781,404)
Net Assets	$344,054,424
NET ASSET VALUE AND OFFERING PRICE PER SHARE
($344,054,424 ÷ 52,417,032 shares outstanding)	$6.56

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH PARTNER FUND - SMALL CAP EQUITY

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT LOSS:
Income:
Dividends (net of foreign withholding taxes of $580)	$540,446
Interest income from affiliates	235,002
Total Income	775,448
Expenses:
Investment advisory and administrative fees	2,984,455
Board of Trustees' fees	59,850
Professional fees	53,616
Transfer agent fees	35,157
Custody and fund accounting fees	25,782
Miscellaneous expenses	88,921
Total Expenses	3,247,781
Investment advisory and administrative fee waiver	(2,089)
Net Expenses	3,245,692
Net Investment Loss	(2,470,244)
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(38,410,400)
Net change in unrealized appreciation/(depreciation) on investments in securities	(101,184,107)
Net Realized and Unrealized Loss	(139,594,507)
Net Decrease in Net Assets Resulting from Operations	$(142,064,751)

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND - SMALL CAP EQUITY

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2022	For the period from July 8, 2021 (commencement of operations) to October 31, 2021
INCREASE IN NET ASSETS FROM:
Operations:
Net investment loss	$(2,470,244)	$(708,006)
Net realized gain/(loss) on investments in securities	(38,410,400)	2,758,868
Net change in unrealized appreciation/(depreciation) on investments in securities	(101,184,107)	(5,155,283)
Net decrease in net assets resulting from operations	(142,064,751)	(3,104,421)
Dividends and distributions declared:
Class I	(2,050,868)	–
Share transactions:
Proceeds from sales of shares	214,540,021	327,054,355
Cost of shares redeemed	(48,848,721)	(1,471,191)
Net increase in net assets resulting from share transactions	165,691,300	325,583,164
Total increase in net assets	21,575,681	322,478,743
NET ASSETS:
Beginning of year/period	322,478,743	–
End of year/period	$344,054,424	$322,478,743

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH PARTNER FUND - SMALL CAP EQUITY

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year/period.

	For the year ended October 31, 2022	For the period from July 8, 2021 (commencement of operations) to October 31, 2021
Net asset value, beginning of year/period	$9.85	$10.00
Income from investment operations:
Net investment loss[1]	(0.05)	(0.03)
Net realized and unrealized loss	(3.18)	(0.12)
Total loss from investment operations	(3.23)	(0.15)
Dividends and distributions to shareholders:
From net realized gains	(0.06)	—
Total dividends and distributions to shareholders	(0.06)	—
Net asset value, end of year/period	$6.56	$9.85
Total return[2]	(32.97)%	(1.50)%[3]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$344	$322
Ratio of expenses to average net assets before reductions	0.92%	0.93%[4]
Fee waiver[5]	0.00%[6]	(0.01)%[4]
Ratio of expenses to average net assets after reductions	0.92%	0.92%[4]
Ratio of net investment loss to average net assets	(0.70)%	(0.83)%[4]
Portfolio turnover rate	16%	3%[3]

____________

[1]	Calculated using average shares outstanding for the year/period.
[2]	Assumes the reinvestment of distributions.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]

The ratio of expenses to average net assets for the year ended October 31, 2022 and the period ended October 31, 2021 reflect fees reduced as result of a voluntary operating expense waiver. For the year ended October 31, 2022 and the period from July 8, 2021 to October 31, 2021 the waived fee were $2,089 and $40,593, respectively.

[6]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on July 8, 2021 and offers one share class, Class I. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in small cap equity securities publicly traded and issued by domestic issuers directly. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust

financial statements october 31, 2022	15

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since July 8, 2021 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $2,050,868 to Class I shares shareholders, during the year ended October 31, 2022, and did not declare any dividends and distributions to shareholders during the period ended October 31, 2021.

16

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The tax character of distribution paid during the year ended October 31, 2022 was as follows:

Distribution paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2022:	$ 2,050,868	$ —	$ 2,050,868	$ —	$ 2,050,868

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

	Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Late year ordinary loss deferral	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$—	$—	$(38,410,400)	$—	$(2,031,614)	$(106,339,390)	$(146,781,404)
2021:	2,050,862	—	—	—	—	(5,155,283)	(3,104,421)

The Fund had $38,410,400 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $34,332,020 and $4,078,380, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the

financial statements october 31, 2022	17

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Bares Capital Management, Inc. (“Bares Capital Management” or the “Sub-adviser”). The Sub-adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.85% per annum on the first $3 billion of the Fund’s average daily net assets and 0.80% per annum on the Fund’s average daily net assets over $3 billion. The Investment Adviser pays its Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2022, the Fund incurred $2,984,455 under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. The Investment Adviser voluntarily agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class I. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For the year ended October 31, 2022, the Investment Adviser waived fees in the amount of $2,089 for Class I.

C.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $25,782 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2022 was $235,002. This amount is included in "Interest income from affiliates" in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022, was $1,860. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

18

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

D.Board of Trustees’ Fees.  Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $59,850 in independent Trustee compensation and expense reimbursements.

E.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $240,668,466 and $50,141,985, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2022		For the period ended October 31, 2021*
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	26,759,570	$214,540,021	32,889,385	$327,054,355
Shares redeemed	(7,079,879)	(48,848,721)	(152,044)	(1,471,191)
Net increase	19,679,691	$165,691,300	32,737,341	$325,583,164

* The period represented is from July 8, 2021 (commencement of operations) to October 31, 2021.

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). Small cap companies, when compared to larger companies, may experience lower trading volume and could be subject to greater and less predictable price changes (small cap company risk). The fund will invest 25% or more of its net assets in the Software & Services Industry Group. When a fund focuses its investments in a particular industry, group of industries, or sector, financial, economic business and other developments affecting issuers in those industries or groups of industries will have a greater effect on the fund than if the fund did not focus on an industry or group of industries (Software & Service

financial statements october 31, 2022	19

BBH PARTNER FUND - SMALL CAP EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Industry Group Concentration risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

20

BBH PARTNER FUND - SMALL CAP EQUITY

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2022	21

BBH PARTNER FUND - SMALL CAP EQUITY

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$943	$4.49
Hypothetical[2]	$1,000	$1,021	$4.67

____________

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class I, multiplied by the average account value over the period, multiplied by 184/365.
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

22

BBH PARTNER FUND - SMALL CAP EQUITY

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser and Sub-Adviser

BBH, including the Investment Adviser, and the Sub-Adviser provide discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, and the Sub-Adviser may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines and compliance with their respective Codes of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different

financial statements october 31, 2022	23

BBH PARTNER FUND - SMALL CAP EQUITY

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser and Sub-Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH, the Investment Adviser and Sub-Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

24

BBH PARTNER FUND - SMALL CAP EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Cross Trades. Under certain circumstances, the Sub-Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by the Sub-Adviser. Subject to applicable law and regulation, the Sub-Adviser may (but is not required to) effect purchases and sales between client accounts that it manages (“cross trades”), including the Fund, if the Sub-Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Sub-Adviser’s decision to engage in these transactions for the Fund. The Sub-Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Sub-Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Sub-Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Sub-Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Sub-Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time, BBH will invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser.

financial statements october 31, 2022	25

BBH PARTNER FUND - SMALL CAP EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

26

BBH PARTNER FUND - SMALL CAP EQUITY

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2022	27

TRUSTEES AND OFFICERS OF BBH PARTNER FUND - SMALL CAP EQUITY

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

28

TRUSTEES AND OFFICERS OF BBH PARTNER FUND - SMALL CAP EQUITY

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisors Counsel (2018- Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

financial statements october 31, 2022	29

TRUSTEES AND OFFICERS OF BBH PARTNER FUND - SMALL CAP EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

30

TRUSTEES AND OFFICERS OF BBH PARTNER FUND - SMALL CAP EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.

financial statements october 31, 2022	31

TRUSTEES AND OFFICERS OF BBH PARTNER FUND - SMALL CAP EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

32

BBH PARTNER FUND - SMALL CAP EQUITY

OPERATION AND EFFECTIVNESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

financial statements october 31, 2022	33

BBH PARTNER FUND - SMALL CAP EQUITY

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

34

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Select Series - Mid Cap Fund

BBH SELECT SERIES - MID CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The objective of the BBH Select Series – Mid Cap Fund (“the Fund”) is to provide investors with long-term growth of capital. The fund seeks to generate attractive compounded investment returns over full market cycles, while reducing the likelihood of permanent loss of capital on any single investment. To achieve this, the Fund’s strategy is to invest in a select number of high-quality business franchises, as defined by the four pillars of our investment criteria – business quality, attractive financial returns, strong management, and growth potential. By adhering to our disciplined criteria and process, and investing at a significant discount to our estimate of intrinsic value, we believe we can establish a strong margin of safety for our investments in companies that have the potential to compound attractive investment returns over many years.*

Given that there are few companies which meet our investment criteria, and the benefits of compounding accrue over time, we seek to hold a concentrated portfolio with low turnover consistent with an expected investment period of three to five years. We expect the Fund’s holdings to range from 20-30 companies over time. Due to the Fund’s concentrated nature, the performance of the Fund will likely differ meaningfully – both positively and negatively – from relevant indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on the potential of long-term compounding.

The Fund declined -17.13% net of fees during its fiscal year ended October 31, 2022. During the same period, the Russell Midcap Index (“Russell Midcap”) declined by -17.17%. Since its inception on May 24, 2021, the Fund declined -8.14% on an annualized basis, compared to a decline of -7.74% for the Russell Midcap. The negative absolute returns for both the Fund and the Russell Midcap were primarily a function of the increased potential for a recession, as the war in Ukraine disrupted global supply chains, inflation accelerated, and interest rates rapidly rose.

During fiscal 2022 and since inception, the Fund experienced significant headwinds from its under-exposure to the three best performing sectors during this period, which were Energy, Utilities, and Consumer Staples. While the Fund considers investments in every sector, these industries tend to be a weaker fit with our criteria given our focus on companies that can grow by compounding capital over many years at attractive rates of return. Our under-allocation to these sectors was largely offset by the strong security selection and operating performance of our portfolio companies, which in aggregate outperformed their respective sector benchmarks. Our investment strategy does not change based on the market backdrop, and we believe that our focus on quality franchises with the ability to reinvest capital at high rates of return will serve us well across a wide variety of market conditions and through full market cycles.

The Fund’s largest positive contributors by attribution during fiscal 2022 were AMN Healthcare Services Inc., LPL Financial Holdings Inc., Arista Networks Inc., and Aspen Technology Inc. These four companies each delivered resilient performance in the face of increased recessionary concerns and macroeconomic headwinds. AMN Healthcare Services Inc. benefited from increased wage pressures and demand for nurse staffing. Rapidly rising interest rates drove higher income at LPL Financial Holdings Inc. Arista Networks Inc. benefitted from continued robust investment in cloud networks. Aspen Technology Inc. saw increased demand for its asset optimization software from capital intensive industries like refining and chemicals.

financial statements october 31, 2022	3

BBH SELECT SERIES - MID CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

The Fund’s largest detractors by attribution during fiscal 2022 were Charles River Laboratories, SVB Financial Group, Guidewire Software Inc., and Entegris Inc. These companies have strong growth profiles and experienced significant multiple contraction as rates rose and the economy slowed. Charles River Laboratories was impacted by sharply lower biotech funding. SVB Financial Group was likewise impacted by lower venture capital activity. Guidewire experienced smaller upfront purchase commitments for its core systems software from its insurance customers. Entegris Inc. was negatively impacted by slower growth for its essential filtration products and materials used in the fabrication of semiconductors.

During Fiscal 2022, the Fund made new investments in Shift4 Payments Inc., Bright Horizons Family Solutions Inc., LPL Financial Holdings Inc., Aspen Technology Inc., First Advantage Corp, and Archaea Energy Inc. In aggregate, the addition of these companies to the portfolio increased diversification and significantly benefitted the performance of the Fund in fiscal 2022. We are excited about the potential for these companies to contribute positively to our returns over many years. The Fund also exited its holdings in IPG Photonics Corp, Black Knight Inc., and Broadridge Financial Solutions Inc. based on our assessment of their attractiveness relative to other investment opportunities.

As of October 31, 2022, the Fund had positions in 26 companies with approximately 52% of the assets held in the ten largest holdings. The weighted average market cap of our holdings was $11.6 billion, and our portfolio turnover during fiscal 2022 was 22.8%. The Fund ended the fiscal year trading at roughly 71% of our underlying intrinsic value estimates on a weighted average basis.

________________

There is no assurance the objective will be achieved. Holdings are subject to change.
*

A margin of safety exists when we believe there is a discount to intrinsic value at the time of purchase. Intrinsic value is an estimate of the present value of the cash that a business can generate over its remaining life.

4

BBH SELECT SERIES - MID CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Select Series – Mid Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (May 24, 2021) to October 31, 2022 as compared to the RMCCTR.

The annualized gross expense ratios as shown in the March 1, 2022 prospectus for Class I was 2.46%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Total Return Index (“RMCCTR”) has been adjusted to reflect reinvestment of dividends on securities. The RMCCTR is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The RMCCTR is an unmanaged weighted index of 800 medium-capitalization stocks. The index is unmanaged. Investments cannot be made in an index.

financial statements october 31, 2022	5

BBH SELECT SERIES - MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Select Series – Mid Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Mid Cap Fund, one of the funds within BBH Trust (the "Fund"), as of October 31, 2022, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the year ended October 31, 2022, and the period from May 24, 2021 (commencement of operations) through October 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2022, and the period from May 24, 2021 (commencement of operations) through October 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

6

BBH SELECT SERIES - MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2022	7

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO ALLOCATION

October 31, 2022

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Communications	$528,279	4.4%
Consumer Cyclical	1,741,664	14.4
Consumer Non-Cyclical	2,636,049	21.8
Energy	415,851	3.4
Financials	1,469,359	12.1
Industrials	3,069,161	25.4
Technology	1,892,314	15.7
Cash and Other Assets in Excess of Liabilities	344,146	2.8
NET ASSETS	$12,096,823	100.0%

All data as of October 31, 2022. BBH Select Series – Mid Cap Fund’s (the “Fund”) sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Shares		Value
	COMMON STOCK (97.2%)
	COMMUNICATIONS (4.4%)
4,371	Arista Networks, Inc.[1]	$528,279
	Total Communications	528,279
	CONSUMER CYCLICAL (14.4%)
130	NVR, Inc.[1]	550,907
2,776	Watsco, Inc.	752,185
5,776	Wyndham Hotels & Resorts, Inc.	438,572
	Total Consumer Cyclical	1,741,664
	CONSUMER NON-CYCLICAL (21.8%)
6,508	AMN Healthcare Services, Inc.[1]	816,754
2,970	Bright Horizons Family Solutions, Inc.[1]	194,000
2,550	Bruker Corp.	157,692
3,556	Charles River Laboratories International, Inc.[1]	754,761
15,933	First Advantage Corp.[1]	223,859
10,637	Shift4 Payments, Inc. (Class A)[1]	488,983
	Total Consumer Non-cyclical	2,636,049
	ENERGY (3.4%)
16,112	Archaea Energy, Inc. (Class A)[1]	415,851
	Total Energy	415,851
	FINANCIALS (12.1%)
11,084	Brown & Brown, Inc.	651,628
2,054	LPL Financial Holdings, Inc.	525,105
1,267	SVB Financial Group[1]	292,626
	Total Financials	1,469,359
	INDUSTRIALS (25.4%)
4,978	Advanced Drainage Systems, Inc.	576,851
1,780	AptarGroup, Inc.	176,487
7,815	Crown Holdings, Inc.	536,031
4,016	Graco, Inc.	279,433
3,656	HEICO. Corp. (Class A)	465,409
7,565	Mercury Systems, Inc.[1]	366,146
1,847	Toro Co.	194,729
2,896	Vulcan Materials Co.	474,075
	Total Industrials	3,069,161

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares		Value
	COMMON STOCK (97.2%) (continued)
	TECHNOLOGY (15.7%)
1,576	Aspen Technology, Inc.[1]	$380,525
7,578	Entegris, Inc.	601,239
7,499	Guidewire Software, Inc.[1]	445,516
3,925	Take-Two Interactive Software, Inc.[1]	465,034
	Total Technology	1,892,314
	Total Common Stock (Cost $13,147,650)	$11,752,677

TOTAL INVESTMENTS (Cost $13,147,650)[2]	97.2%	$11,752,677
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.8%	344,146
NET ASSETS	100.00%	$12,096,823

________________

[1]	Non-income producing security.
[2]

The aggregate cost for federal income tax purposes is $13,147,650, the aggregate gross unrealized appreciation is $864,068 and the aggregate gross unrealized depreciation is $2,259,041, resulting in net unrealized depreciation of $1,394,973.

The accompanying notes are an integral part of these financial statements.

10

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH SELECT SERIES - MID CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Common Stock:
Communications	$528,279	$—	$—	$528,279
Consumer Cyclical	1,741,664	—	—	1,741,664
Consumer Non-Cyclical	2,636,049	—	—	2,636,049
Energy	415,851	—	—	415,851
Financials	1,469,359	—	—	1,469,359
Industrials	3,069,161	—	—	3,069,161
Technology	1,892,314	—	—	1,892,314
Investments, at value	$11,752,677	$—	$—	$11,752,677

The accompanying notes are an integral part of these financial statements.

12

BBH SELECT SERIES - MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $13,147,650)	$11,752,677
Cash	322,280
Receivables for:
Investments sold	91,399
Investment advisory and administrative fee waiver reimbursement	24,744
Dividends	1,520
Interest	224
Total Assets	12,192,844
LIABILITIES:
Payables for:
Professional fees	51,743
Investment advisory and administrative fees	21,294
Transfer agent fees	5,886
Board of Trustees' fees	1,111
Custody and fund accounting fees	913
Accrued expenses and other liabilities	15,074
Total Liabilities	96,021
NET ASSETS	$12,096,823
Net Assets Consist of:
Paid-in capital	$13,663,688
Accumulated deficit	(1,566,865)
Net Assets	$12,096,823

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($12,096,823 ÷ 1,366,441 shares outstanding)	$8.85

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH SELECT SERIES - MID CAP FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT LOSS:
Income:
Dividends	$65,559
Interest income from affiliates	1,845
Other income	68
Total Income	67,472

Expenses:
Investment advisory and administrative fees	97,386
Board of Trustees' fees	57,219
Professional fees	54,702
Transfer agent fees	35,437
Registration fees	27,264
Custody and fund accounting fees	3,077
Miscellaneous expenses	21,652
Total Expenses	296,737
Investment advisory and administrative fee waiver and expense reimbursement	(179,874)
Net Expenses	116,863
Net Investment Loss	(49,391)

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(135,918)
Net change in unrealized appreciation/(depreciation) on investments in securities	(2,250,174)
Net Realized and Unrealized Loss	(2,386,092)
Net Decrease in Net Assets Resulting from Operations	$(2,435,483)

The accompanying notes are an integral part of these financial statements.

14

BBH SELECT SERIES - MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2022	For the period from May 24, 2021 (commencement of operations) to October 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(49,391)	$(22,618)
Net realized gain/(loss) on investments in securities	(135,918)	12,020
Net change in unrealized appreciation/(depreciation) on investments in securities	(2,250,174)	855,201
Net increase/(decrease) in net assets resulting from operations	(2,435,483)	844,603
Share transactions:
Proceeds from sales of shares	698,453	12,989,250
Net increase in net assets resulting from share transactions	698,453	12,989,250
Total increase/(decrease) in net assets	(1,737,030)	13,833,853
NET ASSETS:
Beginning of year/period	13,833,853	–
End of year/period	$12,096,823	$13,833,853

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

BBH SELECT SERIES - MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year/period.

	For the year ended October 31, 2022	For the period from May 24, 2021 (commencement of operations) to October 31, 2021
Net asset value, beginning of year/period	$10.68	$10.00
Income from investment operations:
Net investment loss[1]	(0.04)	(0.02)
Net realized and unrealized gain/(loss)	(1.79)	0.70
Total income/(loss) from investment operations	(1.83)	0.68
Net asset value, end of year/period	$8.85	$10.68
Total return[2]	(17.13)%	6.80%[3]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$12	$14
Ratio of expenses to average net assets before reductions	2.29%	2.46%[4]
Fee waiver[5]	(1.39)%	(1.56)%[4]
Ratio of expenses to average net assets after reductions	0.90%	0.90%[4]
Ratio of net investment loss to average net assets	(0.38)%	(0.40)%[4]
Portfolio turnover rate	23%	3%[3]

____________

[1]	Calculated using average shares outstanding for the year/period.
[2]	Assumes the reinvestment of distributions.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees, legal fees and registration fees.
[5]

The ratio of expenses to average net assets for the year ended October 31, 2022 and the period ended October 31, 2021 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.90%. The Agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022 and period from May 24, 2021 to October 31, 2021 the waived fees were $179,874 and $135,159, respectively.

The accompanying notes are an integral part of these financial statements.

16

BBH SELECT SERIES - MID CAP FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on May 24, 2021 and offers two share classes, Class I and Retail Class. As of October 31, 2022, Retail Class shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid cap publicly traded equity securities. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

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BBH SELECT SERIES - MID CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since May 24, 2021 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund did not declare any dividends and distributions to shareholders during the year ended October 31, 2022 and the period ended October 31, 2021, respectively.

18

BBH SELECT SERIES - MID CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

	Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Late Year Ordinary Loss Deferral	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$—	$—	$(135,918)	$—	$(35,974)	$(1,394,973)	$(1,566,865)
2021:	—	—	—	—	—	855,201	855,201

The Fund had $135,918 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $42,965 and $92,953, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.75% per annum on the first $3 billion of the Fund’s average daily net assets and 0.70% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2022, the Fund incurred $97,386 under the Agreement.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

B.Expense Waivers and Reimbursements. Effective May 24, 2021 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90%. The agreement will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022, the Investment Adviser waived Investment Advisory and Administrative fees in the amount of $97,386 and reimbursed other operating expenses in the amount of $82,488.

C.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $3,077 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2022 was $1,845. This amount is included in "Interest income from affiliates" in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not include any such fees in the year ended October 31, 2022. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $57,219 in independent Trustee compensation and expense reimbursements.

E.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $4,045,843 and $2,954,816, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2022		For the period ended October 31, 2021*
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	71,058	$698,453	1,295,383	$12,989,250
Net increase	71,058	$698,453	1,295,383	$12,989,250

* The period represented is from May 24, 2021 (commencement of operations) to October 31, 2021.

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). Mid cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes (mid cap company risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk). Initial public offerings (“IPOs”) are new issues of equity securities, as such they have no trading history and there may be limited information about the companies for a very limited period. Additionally, the prices of securities sold in IPOs may be highly volatile (IPO risk). Preferred securities are subject to issuer-specific and market risks. Generally, issuers only pay dividends after the company makes required payments to holders of bonds and other debt, as such the value of preferred securities may react more strongly to market conditions than bonds and other debts (preferred securities risk). The Fund’s shareholders may be adversely impacted by asset

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BBH SELECT SERIES - MID CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation ("State Street") decided to terminate the agreement under which State Street would have acquired BBH's Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

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DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 24, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Actual	$1,000	$951	$4.42
Hypothetical[2]	$1,000	$1,021	$4.58

_________________

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2022	23

BBH SELECT SERIES - MID CAP FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts

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CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

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BBH SELECT SERIES - MID CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

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BBH SELECT SERIES - MID CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

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BBH SELECT SERIES - MID CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

28

BBH SELECT SERIES - MID CAP FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2022	29

TRUSTEES AND OFFICERS OF BBH SELECT SERIES - MID CAP FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

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TRUSTEES AND OFFICERS OF BBH SELECT SERIES - MID CAP FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisors Counsel (2018-Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

financial statements october 31, 2022	31

TRUSTEES AND OFFICERS OF BBH SELECT SERIES - MID CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

32

TRUSTEES AND OFFICERS OF BBH SELECT SERIES - MID CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.

financial statements october 31, 2022	33

TRUSTEES AND OFFICERS OF BBH SELECT SERIES - MID CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

34

BBH SELECT SERIES - MID CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.
Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

financial statements october 31, 2022	35

BBH SELECT SERIES - MID CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

36

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Partner Fund – International Equity

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The BBH Partner Fund – International Equity (“the Fund” or “BBH International”) returned -31.91%, net of fees, for the fiscal year ended October 31, 2022. During the same twelve-month period, the Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”) returned -23.00%. From the inception of the Fund through October 31, 2022, the Fund has compounded at an annualized rate of 4.60%, net of fees, while the MSCI EAFE has returned 4.14% per year.

Since Select Equity Group (“SEG”), as sub-adviser, began the management of the Fund’s portfolio on February 24, 2017, the Fund has returned 3.18% (annualized, net of fees), while the MSCI EAFE returned 2.56% (annualized).

For fiscal 2022, the Fund underperformed its benchmark driven by security selection within the U.K., security selection within Financials, an overweight to Technology, and individual security performance from the following holdings: JD.com Inc, Brookfield Asset Management, Partners Group Holding AG, Grifols SA, and SAP SE. The largest contributors to performance during the same time period include: Thales, Global Payments Inc, Canadian Pacific Railway Ltd, Fiserv Inc, Deutsche Boerse AG, and strong stock selection in the Industrials sector relative to the MSCI EAFE index.

Select Equity Group invests in a concentrated portfolio of predominantly non-U.S. domiciled businesses that are deemed to be “Select Equity pedigree”. The key criteria used to evaluate a company are as follows:

•

Predictable Growth: SEG typically looks for businesses that are able to grow earnings per share and free cash flow at a double-digit rate per year throughout the cycle. Additionally, the team prefers companies that can achieve this growth in a highly predictable and sustainable manner.

•

Strong Returns on Invested Capital (ROIC): the team looks for companies that have strong ROICs, better than average returns on assets, etc. that are achieved through having strong and growing margins and low capital intensity.

•

Defensible Competitive Moat(s): the team spends most of their time assessing the nature of a company’s “moat”. Companies with strong moats and/or natural barriers to entry that protect a company’s competitive advantage enable continued earnings per share and ROIC growth.

•

Capital Stewardship: strong management teams with good capital allocation skills are essential to perpetuating the above characteristics of a company.

SEG believes that, with patience, the market will provide an attractive opportunity to invest at what the investment team deems a fair valuation. The Firm has maintained a research-intensive, value-based approach to investing in high-quality businesses.

________________

Portfolio holdings are subject to change.
The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index. The composition of the MSCI EAFE Index is materially different than the Fund's holdings.

financial statements october 31, 2022	3

BBH PARTNER FUND – INTERNATIONAL EQUITY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Partner Fund – International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2022 as compared to the MSCI EAFE.

The annualized gross expense ratio as in the March 1, 2022 prospectus for Class I shares was 0.68%. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

4

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Partner Fund – International Equity:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund – International Equity, one of the funds within BBH Trust (the "Fund"), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2022	5

BBH PARTNER FUND – INTERNATIONAL EQUITY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION

October 31, 2022

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Canada	$198,720,087	9.7%
Cayman Islands	61,136,759	3.0
Finland	10,915,911	0.5
France	365,098,665	17.7
Germany	90,567,020	4.4
Hong Kong	96,239,598	4.7
Ireland	122,909,751	6.0
Italy	16,166,003	0.8
Japan	168,769,957	8.2
Jersey	61,340,121	3.0
Luxembourg	45,177,372	2.2
Netherlands	139,966,196	6.9
Spain	37,952,682	1.9
Sweden	64,668,710	3.2
Switzerland	158,109,091	7.8
Taiwan	20,699,482	1.0
United Kingdom	89,135,157	4.3
United States	232,630,717	11.3
Registered Investment Companies:
United States	28,400,000	1.4
Cash and Other Assets in Excess of Liabilities	41,809,449	2.0
NET ASSETS	$2,050,412,728	100.0%

All data as of October 31, 2022. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	7

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO ALLOCATION (continued)

October 31, 2022

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$18,420,698	0.9%
Communications	78,355,980	3.8
Consumer Cyclical	144,127,033	7.1
Consumer Non-Cyclical	571,984,444	27.9
Financials	344,747,062	16.8
Industrials	453,182,218	22.1
Technology	369,385,844	18.0
Registered Investment Companies	28,400,000	1.4
Cash and Other Assets in Excess of Liabilities	41,809,449	2.0
NET ASSETS	$2,050,412,728	100.0%

All data as of October 31, 2022. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS

October 31, 2022

Shares/ Units		Value
	COMMON STOCK (96.6%)
	CANADA (9.7%)
	CONSUMER CYCLICAL
681,429	Alimentation Couche-Tard, Inc.	$30,478,933
	FINANCIALS
2,498,646	Brookfield Asset Management, Inc. (Class A)	98,842,903
	TECHNOLOGY
48,046	Constellation Software, Inc.	69,398,251
	Total Canada	198,720,087
	CAYMAN ISLANDS (3.0%)
	COMMUNICATIONS
3,274,175	JD.com, Inc. (Class A)	61,136,759
	Total Cayman Islands	61,136,759
	FINLAND (0.5%)
	INDUSTRIALS
266,730	Kone Oyj (Class B)	10,915,911
	Total Finland	10,915,911
	FRANCE (17.7%)
	CONSUMER CYCLICAL
69,784	LVMH Moet Hennessy Louis Vuitton SE	44,025,054
	CONSUMER NON-CYCLICAL
111,131	L'Oreal S.A.	34,891,136
121,201	Sartorius Stedim Biotech	38,455,216
1,076,982	Worldline S.A.[1,2]	47,102,312
		120,448,664
	INDUSTRIALS
885,746	Safran S.A.	98,481,671
395,278	Schneider Electric SE	50,024,390
410,088	Thales S.A.	52,118,886
		200,624,947
	Total France	365,098,665
	GERMANY (4.4%)
	CONSUMER NON-CYCLICAL
351,790	Bayer AG	18,506,625
	TECHNOLOGY
746,357	SAP SE	72,060,395
	Total Germany	90,567,020

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares/ Units		Value
	COMMON STOCK (continued)
	HONG KONG (4.7%)
	FINANCIALS
10,636,935	AIA Group, Ltd.	$80,324,879
599,449	Hong Kong Exchanges & Clearing, Ltd.	15,914,719
	Total Hong Kong	96,239,598
	IRELAND (6.0%)
	INDUSTRIALS
2,473,686	CRH, Plc.	89,002,722
	TECHNOLOGY
119,433	Accenture, Plc. (Class A)	33,907,029
	Total Ireland	122,909,751
	ITALY (0.8%)
	CONSUMER NON-CYCLICAL
1,862,293	Nexi SpA[1,2]	16,166,003
	Total Italy	16,166,003
	JAPAN (8.2%)
	CONSUMER CYCLICAL
107,100	Nintendo Co., Ltd.	4,366,364
	CONSUMER NON-CYCLICAL
1,855,080	Olympus Corp.	39,160,094
	INDUSTRIALS
184,944	Keyence Corp.	69,734,001
	TECHNOLOGY
369,915	Obic Co., Ltd.	55,509,498
	Total Japan	168,769,957
	JERSEY (3.0%)
	CONSUMER NON-CYCLICAL
559,906	Clarivate, Plc.[1]	5,783,829
1,741,264	Experian, Plc.	55,556,292
	Total Jersey	61,340,121
	LUXEMBOURG (2.2%)
	COMMUNICATIONS
213,691	Spotify Technology S.A.[1]	17,219,221
	CONSUMER NON-CYCLICAL
437,202	Eurofins Scientific SE	27,958,151
	Total Luxembourg	45,177,372

The accompanying notes are an integral part of these financial statements.

10

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares/ Units		Value
	COMMON STOCK (continued)
	NETHERLANDS (6.9%)
	BASIC MATERIALS
156,434	Koninklijke DSM NV	$18,420,698
	CONSUMER CYCLICAL
1,580,970	Universal Music Group NV	30,980,256
	CONSUMER NON-CYCLICAL
20,957	Adyen NV1,2	30,021,266
111,206	Heineken NV	9,297,074
		39,318,340
	TECHNOLOGY
108,708	ASML Holding NV	51,246,902
	Total Netherlands	139,966,196
	SPAIN (1.9%)
	CONSUMER NON-CYCLICAL
729,075	Amadeus IT Group S.A.[1]	37,952,682
	Total Spain	37,952,682
	SWEDEN (3.2%)
	INDUSTRIALS
1,681,173	Assa Abloy AB (Class B)	33,898,790
3,117,440	Hexagon AB (Class B)	30,769,920
	Total Sweden	64,668,710
	SWITZERLAND (7.8%)
	CONSUMER NON-CYCLICAL
1,128,762	Alcon, Inc.	68,664,131
45,220	Sonova Holding AG	10,679,629
		79,343,760
	FINANCIALS
67,525	Partners Group Holding AG	60,529,404
	INDUSTRIALS
80,999	Sika AG	18,235,927
	Total Switzerland	158,109,091

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares/ Units		Value
	COMMON STOCK (continued)
	TAIWAN (1.0%)
	TECHNOLOGY
209,420	MediaTek, Inc.	$3,811,762
274,374	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	16,887,720
	Total Taiwan	20,699,482
	UNITED KINGDOM (4.3%)
	FINANCIALS
551,086	London Stock Exchange Group, Plc.	47,964,849
30,636,845	Melrose Industries, Plc.	41,170,308
	Total United Kingdom	89,135,157
	UNITED STATES (11.3%)
	CONSUMER CYCLICAL
104,171	Lululemon Athletica, Inc.[1]	34,276,426
	CONSUMER NON-CYCLICAL
728,710	PerkinElmer, Inc.	97,341,082
107,234	S&P Global, Inc.	34,448,922
		131,790,004
	TECHNOLOGY
802,076	Fidelity National Information Services, Inc.	66,564,287
	Total United States	232,630,717
	Total Common Stock (Cost $2,210,684,866)	1,980,203,279

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares/ Units		Value
	REGISTERED INVESTMENT COMPANIES (1.4%)
	UNITED STATES (1.4%)
28,400,000	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio, Institutional Share Class	$28,400,000
	Total United States	28,400,000
	Total Registered Investment Companies (Cost $28,400,000)	28,400,000

TOTAL INVESTMENTS (Cost $2,239,084,866)[3]	98.0%	$2,008,603,279
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	2.0%	41,809,449
NET ASSETS	100.00%	$2,050,412,728

______________________

[1]	Non-income producing security.
[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2022 was $ 93,289,581 or 4.5% of net assets.

[3]

The aggregate cost for federal income tax purposes is $2,258,798,166, the aggregate gross unrealized appreciation is $184,174,952 and the aggregate gross unrealized depreciation is $434,369,839, resulting in net unrealized depreciation of $250,194,887.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviation:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

BBH PARTNER FUND – INTERNATIONAL EQUITY

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Common Stock:
Canada	$198,720,087	$–	$–	$198,720,087
Cayman Islands	–	61,136,759	–	61,136,759
Finland	–	10,915,911	–	10,915,911
France	–	365,098,665	–	365,098,665
Germany	–	90,567,020	–	90,567,020
Hong Kong	–	96,239,598	–	96,239,598
Ireland	33,907,029	89,002,722	–	122,909,751
Italy	–	16,166,003	–	16,166,003
Japan	–	168,769,957	–	168,769,957
Jersey	5,783,829	55,556,292	–	61,340,121
Luxembourg	17,219,221	27,958,151	–	45,177,372
Netherlands	–	139,966,196	–	139,966,196
Spain	–	37,952,682	–	37,952,682
Sweden	–	64,668,710	–	64,668,710
Switzerland	–	158,109,091	–	158,109,091
Taiwan	16,887,720	3,811,762	–	20,699,482
United Kingdom	–	89,135,157		89,135,157
United States	232,630,717	–	–	232,630,717
Registered Investment Companies:
United States	28,400,000	–	–	28,400,000
Investments, at value	$533,548,603	$1,475,054,676	$–	$2,008,603,279

The accompanying notes are an integral part of these financial statements.

16

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $2,239,084,866)	$2,008,603,279
Cash	41,214,355
Foreign currency at value (Identified cost $278,999)	277,466
Receivables for:
Dividends	3,552,321
Shares sold	810,000
Interest	52,343
Prepaid expenses	67,390
Total Assets	2,054,577,154
LIABILITIES:
Payables for:
Shares redeemed	2,222,127
Investment advisory and administrative fees	1,033,926
Investments purchased	729,902
Custody and fund accounting fees	92,768
Professional fees	64,349
Transfer agent fees	6,063
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	14,180
Total Liabilities	4,164,426
NET ASSETS	$2,050,412,728
Net Assets Consist of:
Paid-in capital	$2,483,880,526
Accumulated deficit	(433,467,798)
Net Assets	$2,050,412,728
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($2,050,412,728 ÷ 161,652,356 shares outstanding)	$12.68

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	17

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,731,344)	$25,939,757
Interest income from affiliates	368,645
Other income	6,629
Total Income	26,315,031
Expenses:
Investment advisory and administrative fees	15,109,754
Custody and fund accounting fees	378,507
Board of Trustees’ fees	75,831
Professional fees	71,122
Transfer agent fees	36,279
Miscellaneous expenses	76,106
Total Expenses	15,747,599
Net Investment Income	10,567,432
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(200,208,894)
Net realized loss on foreign exchange transactions and translations	(192,351)
Net realized loss on investments in securities and foreign exchange transactions and translations	(200,401,245)
Net change in unrealized appreciation/(depreciation) on investments in securities	(712,326,316)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(432,271)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(712,758,587)
Net Realized and Unrealized Loss	(913,159,832)
Net Decrease in Net Assets Resulting from Operations	$(902,592,400)

The accompanying notes are an integral part of these financial statements.

18

BBH PARTNER FUND – INTERNATIONAL EQUITY

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$10,567,432	$16,562,728
Net realized gain/(loss) on investments in securities and foreign exchange transactions and translations	(200,401,245)	313,366,122
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(712,758,587)	127,875,518
Net increase/(decrease) in net assets resulting from operations	(902,592,400)	457,804,368
Dividends and distributions declared:
Class I	(306,843,011)	(64,592,022)
Share transactions:
Proceeds from sales of shares	800,932,741	459,117,145
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	11,341,834	2,021,437
Cost of shares redeemed	(270,792,352)	(165,132,495)
Net increase in net assets resulting from share transactions	541,482,223	296,006,087
Total increase/(decrease) in net assets	(667,953,188)	689,218,433
NET ASSETS:
Beginning of year	2,718,365,916	2,029,147,483
End of year	$2,050,412,728	$2,718,365,916

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	19

BBH PARTNER FUND – INTERNATIONAL EQUITY

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.10	$17.73	$16.15	$14.90	$16.75
Income from investment operations:
Net investment income[1]	0.07	0.14	0.04	0.10	0.18
Net realized and unrealized gain/(loss)	(6.14)	3.79	1.81	2.19	(0.83)
Total income/(loss) from investment operations	(6.07)	3.93	1.85	2.29	(0.65)
Dividends and distributions to shareholders:
From net investment income	(0.13)	(0.04)	(0.09)	(0.16)	(0.10)
From net realized gains	(2.22)	(0.52)	(0.18)	(0.88)	(1.10)
Total dividends and distributions to shareholders	(2.35)	(0.56)	(0.27)	(1.04)	(1.20)
Net asset value, end of year	$12.68	$21.10	$17.73	$16.15	$14.90
Total return[2]	(31.91)%	22.38%	11.59%	16.92%	(4.12)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,050	$2,718	$2,029	$1,790	$1,506
Ratio of expenses to average net assets before reductions	0.68%	0.68%	0.69%	0.71%	0.68%
Expense offset arrangement	—%	—%	—%	(0.01)%	(0.03)%
Ratio of expenses to average net assets after reductions	0.68%	0.68%	0.69%	0.70%	0.65%
Ratio of net investment income to average net assets	0.45%	0.65%	0.22%	0.66%	1.15%
Portfolio turnover rate	52%	86%	77%	135%	124%

______________________

[1]	Calculated using average shares outstanding for the year.
[2]	Assumes reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.

20

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997 and currently offers one class, Class I. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to adjust the observed values of international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities

financial statements october 31, 2022	21

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2022, the Fund had no open contracts.

E.Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in

22

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

G.Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to

financial statements october 31, 2022	23

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $306,843,011 and $64,592,022 to Class I shares during the years ended October 31, 2022 and October 31, 2021, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2022:	$114,819,518	$192,023,493	$306,843,011	$—	$306,843,011
2021:	37,710,191	26,881,831	64,592,022	—	64,592,022

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$10,356,068	$—	$(193,247,052)	$(19,713,300)	$(230,863,514)	$(433,467,798)
2021:	114,801,126	192,022,872	—	(12,751,458)	481,895,073	775,967,613

The Fund had $193,247,052 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $127,511,575 and $65,735,477, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

24

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of average daily net assets and 0.60% per annum on all average daily net assets over $3 billion. The Investment Adviser pays its Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2022, the Fund incurred $15,109,754 for services under the Agreement.

B.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $378,507 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2022 was $368,645. This amount is included in “Interest income from affiliates” in the Statement of Operations. In the event that the Fund is

financial statements october 31, 2022	25

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022, was $651. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

C.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $75,831 in independent Trustee compensation and expense reimbursements.

D.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,505,681,710 and $1,164,739,758, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2022		For the year ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	50,632,813	$800,932,741	22,233,203	$459,117,145
Shares issued in connection with reinvestments of dividends	642,233	11,341,834	101,682	2,021,437
Shares redeemed	(18,483,521)	(270,792,352)	(7,930,765)	(165,132,495)
Net increase	32,791,525	$541,482,223	14,404,120	$296,006,087

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub- Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due

26

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

financial statements october 31, 2022	27

BBH PARTNER FUND – INTERNATIONAL EQUITY

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

7.Subsequent Events. Effective November 18, 2022, the Board of Trustees approved a reduction in the Fund’s investment advisory and administrative service fee to 0.60% per annum on the first $3 billion of average daily net assets and 0.55% per annum on all average net assets over $3 billion.

On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

28

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2022	29

BBH PARTNER FUND – INTERNATIONAL EQUITY

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$866	$3.15
Hypothetical[2]	$1,000	$1,022	$3.41

______________________

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.67% for I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

30

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser and Sub-Adviser

BBH, including the Investment Adviser, and the Sub-Adviser provide discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, and the Sub-Adviser may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser and the Sub-Adviser have adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser and the Sub-Adviser monitor a variety of areas, including compliance with fund investment guidelines and compliance with their respective Codes of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, the Sub-Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser and Sub-Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser, the Sub-Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities.

BBH, the Investment Adviser, and the Sub-Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH, the Investment Adviser, and the Sub-Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of

financial statements october 31, 2022	31

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser or Sub-Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser and Sub-Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser or Sub-Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH, the Investment Adviser and Sub-Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Sub-Adviser. The Sub-Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the

32

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Sub-Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by the Sub-Adviser. Subject to applicable law and regulation, the Sub-Adviser may (but is not required to) effect purchases and sales between client accounts that it manages (“cross trades”), including the Fund, if the Sub-Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Sub-Adviser’s decision to engage in these transactions for the Fund. The Sub-Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Sub-Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Sub-Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Sub-Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Sub-Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself.

The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time, BBH will invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

financial statements october 31, 2022	33

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

34

BBH PARTNER FUND – INTERNATIONAL EQUITY

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2022	35

BBH PARTNER FUND – INTERNATIONAL EQUITY

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

The Fund hereby designates $192,023,493 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $114,819,518 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2022. In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$26,815,831	$2,731,344

36

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

financial statements october 31, 2022	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

financial statements october 31, 2022	39

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.

40

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2022	41

BBH PARTNER FUND – INTERNATIONAL EQUITY

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

42

BBH PARTNER FUND – INTERNATIONAL EQUITY

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

financial statements october 31, 2022	43

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Limited Duration Fund

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The bond market experienced historic declines as interest rates rose significantly from historically low levels. Nearly every fixed income index, from lower quality credit indexes to traditionally staid short-term, high-quality indexes, experienced declines during this fiscal year. The U.S. Federal Reserve “Fed” increased rates aggressively to combat inflationary pressures, with the lower bound of the fed funds rate target range increasing to 3.00% from 0.00% one year ago. Credit markets offered no reprieve to the rising rate environment, as credit underperformed and spreads widened due to uncertainties involving the looming prospect of recession, the ongoing conflict in Ukraine, large and persistent outflows from fixed income funds, and the beginning of the Fed’s quantitative tightening program.

Despite these challenges, the BBH Limited Duration Fund returned -2.12% while the Fund’s benchmark, the Bloomberg 1 – 3 Year Treasury Index and Referenced Benchmark, returned -4.85% and -2.21%, respectively. The Fund’s outperformance was driven by its more-defensive duration posture than its benchmark and favorable credit selection results. The general spread widening experienced by corporate debt instruments and asset-backed securities detracted from performance over the past year. The Fund avoided emerging market debt securities that suffered either permanent impairments or sharp declines over the past year. The Fund’s Class I shares one-year performance ending October 31, 2022 ranked in the 79th percentile of its competitive Morningstar fund peer group. 84% of the 235 funds in the Fund’s Morningstar fund peer group, the Morningstar Ultrashort Bond category, experienced a negative total return over the trailing one-year period ending October 31, 2022. We believe this demonstrates the broad struggles that active fixed income managers faced in this environment.*

In last year’s letter, we wrote about our concern that credit market valuations made it increasingly challenging to source new opportunities in mainstream bond sectors in the market. Investment-grade and high-yield corporate credit spreads had to decreased to levels not seen since the 1990s, and our valuation framework revealed only 1% of bonds in the investment-grade corporate bond index and 25% of bonds in the high yield corporate bond index screened as a potential “buy” opportunity. The Fund’s composition reflected that reality. Holdings of high quality “reserves” (Treasury securities and cash equivalents) increased to 15% of the Fund. The Fund’s spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was 1.7 years at the start of the fiscal year.

Our concerns regarding the state of credit market valuations proved valid as credit spreads began to widen during the first quarter of 2022. The Fund navigated that turbulent quarter well, as the Fund both avoided the underperformance associated with spreads widening from low levels and the losses from defaults and impairments in emerging market credits. Attractive opportunities also began to emerge as valuations improved, and we began adding credit to the Fund.

________________

The Reference Benchmark is comprised of 40% Bloomberg Short-Term Corporate Index; 40% Bloomberg US Aggregate ABS Index; and 20% Bloomberg US Treasury Bills Index.
*	Morningstar rankings are based on total returns.

financial statements october 31, 2022	3

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

As the next few quarters progressed, credit spreads continued to widen, and we continued to find and add attractive credit opportunities for the Fund. This process created some short-term underperformance as those newer credit positions underperformed Treasury alternatives due to the general widening of credit spreads. The Fund’s spread duration peaked at 2.1 years on May 31, 2022, and it ended the fiscal year at 2.0 years.

Our outlook for the market is optimistic while also cognizant of emerging risks. Credit valuations have improved, with 64% of the investment grade corporate bond market screening as a “buy” candidate and 42% of the high yield corporate bond market screening as a “buy” candidate according to our valuation framework. There is widespread concern that the Fed’s aggressive pace of policy tightening may push the U.S. to recession. However, we continue to find credits that meet our stringent criteria at attractive valuations. These stringent criteria include our analysts’ assessments whether each credit evaluated for the Fund can withstand severe stress scenarios – the worst environments experienced by their industries – without impairment of principal or interest. This research process gives us confidence that the credits that comprise the Fund can navigate an economic slowdown triggered by monetary policy tightening.

As mentioned, we actively repositioned the Fund during the past year to capitalize on changing market dynamics. Holdings of “reserves” decreased to 7% from 20% as weights to investment grade corporate bonds, bank loans, asset-backed securities, and commercial mortgage-backed securities increased while we applied our process to opportunities that emerged on a bond-by-bond basis. We purchased corporate bonds issued by banks, life insurers, and business development companies (“BDCs”) and bank loans to healthcare and wireline communication companies. In the asset backed security (“ABS”) sector, we invested in nontraditional deals that included subprime auto securitizations, personal consumer loan securitizations, large and small ticket equipment securitizations, and collateralized loan obligations. We also identified attractive single asset single borrower (SASB) commercial mortgage backed securities (“CMBS”) deals.

The Fund’s duration is managed at a level that fosters capital preservation. The Fund’s duration is managed to be less than 1.5 years and has ranged between 0.8 year and 0.9 year over the past twelve months. This is done through assessing the Fund’s holdings and then purchasing or selling Treasury futures to gain or reduce exposures to various points of the yield curve. The Fund’s duration was 0.8 years as of October 31, 2022.

4

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

We believe the Limited Duration Fund is positioned well heading into the new fiscal year. As the exhibit below shows, elevated credit spreads combine with Treasury-equivalent yields that have not been observed since before the Global Financial Crisis of 2008 to create the highest yields experienced during a non-distressed market. The yield curve implies that the Fed’s tightening campaign may end in early 2023, and the end of a tightening cycle may bring a steadier interest rate environment that contrasts from the persistent rises in rates experienced over the past year.

We remain confident that our approach and process will allow us to adapt to changes, capitalize on opportunities, and perform through a variety of environments. Thank you for the trust placed in BBH, and we look forward to engaging with you in 2023 and beyond.

________________

The BBH Limited Duration Fund was ranked against the following numbers of U.S.-domiciled Ultrashort Bond category funds over the following time periods ending 10/31/2022: 235 funds in the last year, 215 funds in the last three years, 180 funds in the last five years and 95 funds in the last ten years. Class I ranked in the 79th percentile, 10th percentile, 2nd percentile and 4th percentile, for the one, three-, five- and ten-year periods respectively. Class N ranked in the 77th percentile, 14th percentile, 4th percentile and 5th percentile, for the one, three-, five- and ten-year periods respectively. Past performance does not guarantee future results.

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

financial statements october 31, 2022	5

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2022 as compared to the BCTSY and the Referenced Benchmark.

The annualized gross expense ratios as in the March 1, 2022 prospectus for Class N and Class I shares were 0.49% and 0.27%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

The Reference Benchmark is an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index. The indexes are not available for direct investment. The Fund does not measure its performance success nor alter its construction in relation to any particular benchmark or index.

6

BBH LIMITED DURATION FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Bloomberg® and the Bloomberg indexes are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Brown Brothers Harriman & Co (BBH). Bloomberg is not affiliated with BBH, and Bloomberg does not approve, endorse, review, or recommend the BBH strategies. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the fund.

financial statements october 31, 2022	7

BBH LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Limited Duration Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund, one of the funds within BBH Trust (the “Fund”), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

8

BBH LIMITED DURATION FUND

PORTFOLIO ALLOCATION

October 31, 2022

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$2,119,821,200	25.7%
Commercial Mortgage Backed Securities	474,273,218	5.8
Corporate Bonds	3,561,951,446	43.2
Loan Participations and Assignments	1,126,709,266	13.7
Municipal Bonds	151,491,377	1.8
Residential Mortgage Backed Securities	78,699,557	1.0
U.S. Government Agency Obligations	221,412,848	2.7
U.S. Treasury Bills	519,635,654	6.3
Liabilities in Excess of Other Assets	(14,462,724)	(0.2)
NET ASSETS	$8,239,531,842	100.0%

All data as of October 31, 2022. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (25.7%)
$10,000,000	AGL Core CLO 2, Ltd. 2019-2A (3-Month USD-LIBOR + 1.390%)[1,2]	04/20/32	5.633%	$9,767,943
13,823,820	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	6.213	10,977,627
3,145,560	AmeriCredit Automobile Receivables Trust 2021-2	11/18/24	0.260	3,135,011
14,224,371	AmeriCredit Automobile Receivables Trust 2021-3	02/18/25	0.410	14,091,294
937,329	Amur Equipment Finance Receivables VII LLC 2019-1A1	06/20/24	2.630	934,710
12,374,153	Amur Equipment Finance Receivables X LLC 2022-1A1	10/20/27	1.640	11,687,212
14,300,000	ARI Fleet Lease Trust 2022-A1	01/15/31	3.120	13,977,399
47,238,758	Audax Senior Debt CLO III LLC 2020-1A (3-Month USD-LIBOR + 1.610%)[1,2]	01/20/30	5.853	46,331,174
6,146,230	Bankers Healthcare Group Securitization Trust 2020-A1	09/17/31	2.560	5,956,098
31,274,799	BHG Securitization Trust 2022-A1	02/20/35	1.710	29,105,622
12,410,000	BlackRock Elbert CLO V LLC 5A (3-Month CME Term SOFR + 1.850%)[1,2]	06/15/34	5.056	11,831,230
16,467,802	BMW Vehicle Lease Trust 2022-1	05/28/24	0.670	16,291,575
10,024,406	Business Jet Securities LLC 2020-1A1	11/15/35	2.981	9,143,930
10,459,962	Business Jet Securities LLC 2022-1A1	06/15/37	4.455	9,511,881
44,170,000	California Street CLO IX LP 2012-9A (3-Month USD-LIBOR + 1.100%)[1,2]	07/16/32	5.179	42,494,809
29,280,000	Carlyle US CLO, Ltd. 2019-2A (3-Month USD-LIBOR + 1.120%)[1,2]	07/15/32	3.632	28,276,454
15,436,286	CarMax Auto Owner Trust 2022-1	02/18/25	0.910	15,209,899
20,547,756	CARS-DB4 LP 2020-1A1	02/15/50	3.190	19,085,909
23,297,929	CF Hippolyta Issuer LLC 2020-1[1]	07/15/60	1.690	20,481,666
22,317	Chesapeake Funding II LLC 2019-1A1	04/15/31	2.940	22,300
12,547,067	Chesapeake Funding II LLC 2020-1A1	08/15/32	0.870	12,224,229
25,000,000	Churchill MMSLF CLO-I LP 2021-2A (3-Month USD-LIBOR + 1.450%)[1,2]	10/01/32	5.198	24,041,528
12,653,934	CIG Auto Receivables Trust 2021-1A1	04/14/25	0.690	12,381,824
57,480,000	Credit Acceptance Auto Loan Trust 2020-3A1	10/15/29	1.240	55,905,876
12,445,000	Deerpath Capital CLO, Ltd. 2022-1A (3-Month CME Term SOFR + 1.950%)[1,2]	07/15/33	5.814	12,155,595
36,940,000	Dell Equipment Finance Trust 2022-1[1]	08/23/27	2.110	36,256,946
18,286,682	Donlen Fleet Lease Funding 2 LLC 2021-2[1]	12/11/34	0.560	17,596,162
3,209,163	Drive Auto Receivables Trust 2021-3	01/15/25	0.520	3,202,853
17,180,000	Dryden 93 CLO, Ltd. 2021-93A (3-Month USD-LIBOR + 1.080%)[1,2]	01/15/34	5.159	16,521,503
4,594,854	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	2,848,644

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$17,170,000	Elm Trust 2020-3A1	08/20/29	2.954%	$16,305,822
2,318,366	Enterprise Fleet Financing LLC 2019-2[1]	02/20/25	2.290	2,312,693
15,500,000	Enterprise Fleet Financing LLC 2022-1[1]	01/20/28	3.030	15,013,027
17,933,955	Exeter Automobile Receivables Trust 2022-1A	06/17/24	1.150	17,887,167
16,168,116	Exeter Automobile Receivables Trust 2022-2A	11/17/25	2.190	16,098,923
5,524,588	FCI Funding LLC 2021-1A1	04/15/33	1.130	5,375,021
30,003,785	Finance of America HECM Buyout 2022-HB1[1,2,3]	02/25/32	2.695	28,825,083
50,300,000	Flexential Issuer 2021-1A1	11/27/51	3.250	42,965,375
14,029,229	FNA LLC 2019-1[4]	12/10/31	3.000	12,906,891
1,558,868	Foursight Capital Automobile Receivables Trust 2021-2[1]	04/15/25	0.400	1,552,377
10,869,095	Foursight Capital Automobile Receivables Trust 2022-1[1]	09/15/25	1.150	10,625,963
3,192,012	FREED ABS Trust 2022-1FP1	03/19/29	0.940	3,164,100
13,523,210	FREED ABS Trust 2022-2CP1	05/18/29	3.030	13,373,202
22,080,921	Global SC Finance VII Srl 2020-1A1	10/17/40	2.170	19,391,620
22,708,345	Global SC Finance VII Srl 2020-2A1	11/19/40	2.260	19,871,596
12,931,225	GM Financial Consumer Automobile Receivables Trust 2022-1	02/18/25	0.760	12,702,557
50,750,000	Golub Capital Partners ABS Funding Ltd. 2021-2A1	10/19/29	2.944	42,164,562
24,045,091	HPEFS Equipment Trust 2022-1A1	05/21/29	1.020	23,547,370
21,000,000	HTS Fund I LLC 2021-1[1]	08/25/36	1.411	20,410,349
19,369,462	Hyundai Auto Receivables Trust 2022-A	02/18/25	1.810	19,008,037
31,940,442	Kubota Credit Owner Trust 2022-1A1	04/15/25	2.340	31,233,079
18,139,729	LCM XXIV, Ltd. 24A (3-Month USD-LIBOR + 0.980%)[1,2]	03/20/30	5.223	17,735,246
21,117,376	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	20,426,295
39,447,759	Madison Park Funding XXV, Ltd. 2017-25A (3-Month USD-LIBOR + 0.970%)[1,2]	04/25/29	5.328	38,512,614
8,994,515	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	8,853,997
16,460,000	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	15,616,354
8,450,000	MCF CLO IX Ltd. 2019-1A (3-Month CME Term SOFR + 1.500%)[1,2]	07/17/31	5.364	8,301,985
41,880,000	Monroe Capital Income Plus ABS Funding LLC 2022-1A1	04/30/32	4.050	36,546,695
12,410,000	Monroe Capital Mml CLO X, Ltd. 2020-1A (3-Month CME Term SOFR + 1.870%)[1,2]	05/20/34	3.181	12,092,555
47,600,000	Neuberger Berman Loan Advisers CLO 34, Ltd. 2019-34A (3- Month CME Term SOFR + 1.240%)[1,2]	01/20/35	5.203	46,216,158
40,570,000	New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1[1]	08/15/53	1.426	38,764,818

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$30,640,000	NextGear Floorplan Master Owner Trust 2020-1A1	02/15/25	1.550%	$30,303,919
17,690,000	NextGear Floorplan Master Owner Trust 2022-1A1	03/15/27	2.800	16,566,779
34,930,000	NMEF Funding LLC 2022-A1	10/16/28	2.580	33,716,423
30,000,000	Northwoods Capital XVIII, Ltd. 2019-18A (3-Month USD-LIBOR + 1.100%)[1,2]	05/20/32	4.084	29,021,124
24,700,000	NRZ Advance Receivables Trust 2015-ON1 2020-T2[1]	09/15/53	1.475	23,541,439
32,920,000	Octagon Investment Partners 20-R, Ltd. 2019-4A (3-Month USD-LIBOR + 1.150%)[1,2]	05/12/31	4.073	31,998,405
21,250,000	OnDeck Asset Securitization Trust III LLC 2021-1A1	05/17/27	1.590	19,560,922
13,350,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	12,446,688
22,648,197	Oportun Funding XIII LLC 2019-A1	08/08/25	3.080	22,000,273
56,210,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	49,382,205
25,000,000	Oportun Issuance Trust 2022-A1	06/09/31	5.050	24,000,600
3,832,354	OSCAR US Funding XII LLC 2021-1A1	03/11/24	0.400	3,809,190
9,169,424	OSCAR US Funding XIII LLC 2021-2A1	08/12/24	0.390	9,015,304
32,461,414	OSCAR US Funding XIV LLC 2022-1A1	03/10/25	1.600	31,916,959
25,930,000	Oxford Finance Funding LLC 2022-1A1	02/15/30	3.602	23,665,865
44,013,376	Palmer Square Loan Funding, Ltd. 2022-1A (3-Month CME Term SOFR + 1.050%)[1,2]	04/15/30	4.914	42,992,627
19,490,000	Parliament CLO II, Ltd. 2021-2A (3-Month USD-LIBOR + 1.350%)[1,2]	08/20/32	4.334	19,075,604
107,585	Pawnee Equipment Receivables Series LLC 2019-1[1]	10/15/24	2.290	107,454
5,100,028	Pawnee Equipment Receivables Series LLC 2020-1[1]	11/17/25	1.370	5,018,886
47,670,000	PFS Financing Corp. 2022-A1	02/15/27	2.470	44,045,616
18,070,000	Regional Management Issuance Trust 2020-1[1]	10/15/30	2.340	16,638,955
16,470,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	15,470,643
56,030,000	Republic Finance Issuance Trust 2021-A1	12/22/31	2.300	49,594,725
26,706,233	Santander Drive Auto Receivables Trust 2022-1	12/16/24	1.360	26,589,703
34,490,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	32,328,632
33,369,591	SCF Equipment Leasing LLC 2022-1A1	02/22/28	2.060	32,190,690
9,421,753	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	7,202,369
22,755,000	Southwick Park CLO LLC 2019-4A (3-Month USD-LIBOR + 1.060%)[1,2]	07/20/32	5.303	21,952,941
49,919,932	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	48,608,006
19,160,000	Stack Infrastructure Issuer LLC 2020-1A1	08/25/45	1.893	16,979,563
23,031,495	SWC Funding LLC 2018-1A1	08/15/33	4.750	22,583,025
50,790,000	Symphony CLO XXI, Ltd. 2019-21A (3-Month USD-LIBOR + 1.060%)[1,2]	07/15/32	5.139	49,030,055
12,760,000	Synchrony Card Funding LLC 2022-A1	04/15/28	3.370	12,286,120

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$13,172,572	Veros Auto Receivables Trust 2022-1[1]	12/15/25	3.470%	$12,851,653
27,005,897	VFI ABS LLC 2022-1A1	03/24/28	2.230	26,164,806
21,309,036	Volkswagen Auto Loan Enhanced Trust 2021-1	10/21/24	0.490	21,041,320
5,703,900	Westlake Automobile Receivables Trust 2021-1A1	10/15/24	0.390	5,673,157
16,399,168	Westlake Automobile Receivables Trust 2021-2A1	04/15/25	0.320	16,165,048
18,102,100	Westlake Automobile Receivables Trust 2021-3A1	09/16/24	0.570	17,932,141
27,517,410	Westlake Automobile Receivables Trust 2022-1A1	12/16/24	1.970	27,149,758
41,269,201	Wheels Fleet Lease Funding 1 LLC 2022-1A1	10/18/36	2.470	39,951,174
	Total Asset Backed Securities (Cost $2,233,020,314)			2,119,821,200
	COMMERCIAL MORTGAGE BACKED SECURITIES (5.8%)
26,807,000	BB-UBS Trust 2012-TFT[1,2,3]	06/05/30	3.678	23,756,985
20,300,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 1.898%)[1,2]	04/15/37	5.274	19,668,250
11,716,657	BX Commercial Mortgage Trust 2019-XL (1-Month USD-LIBOR + 0.920%)[1,2]	10/15/36	4.332	11,481,817
18,100,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 2.115%)[1,2]	06/15/27	5.490	17,851,634
51,435,083	BX Commercial Mortgage Trust 2022-LP2 (1-Month CME Term SOFR + 1.013%)[1,2]	02/15/39	4.389	49,059,620
8,088,453	BX Trust 2019-RP (1-Month USD-LIBOR + 1.045%)[1,2]	06/15/34	4.457	7,939,610
31,314,458	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%)[1,2]	02/15/38	4.390	30,766,455
20,990,000	BXMT, Ltd. 2020-FL3 (30-Day SOFR + 1.514%)[1,2]	11/15/37	4.306	20,648,732
17,250,000	BXMT, Ltd. 2021-FL4 (1-Month USD-LIBOR + 1.050%)[1,2]	05/15/38	4.462	17,025,167
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 2.900%)[1,2]	11/15/31	6.312	28,145,808
9,690,000	Commercial Mortgage Pass Through Certificates 2013-GAM[1,2,3]	02/10/28	3.417	9,353,418
18,200,276	HPLY Trust 2019-HIT (1-Month USD-LIBOR + 1.000%)[1,2]	11/15/36	4.412	17,637,873
23,600,000	Life Mortgage Trust 2022-BMR2 (1-Month CME Term SOFR + 1.295%)[1,2]	05/15/39	4.671	22,716,824
18,040,000	Med Trust 2021-MDLN (1-Month USD-LIBOR + 0.950%)[1,2] .	11/15/38	4.363	17,181,704
33,690,000	MHC Commercial Mortgage Trust 2021-MHC (1-Month USD-LIBOR + 0.801%)[1,2]	04/15/38	4.213	32,276,341
16,040,000	MTN Commercial Mortgage Trust 2022-LPFL (1-Month CME Term SOFR + 1.397%)[1,2]	03/15/39	4.773	15,558,832
8,605,013	PFP, Ltd. 2021-7 (1-Month USD-LIBOR + 0.850%)[1,2]	04/14/38	4.262	8,465,641

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$21,560,000	Ready Capital Mortgage Financing 2022-FL8 LLC (30-Day SOFR + 1.650%)[1,2]	01/25/37	4.675%	$20,692,488
46,350,000	SPGN 2022-TFLM Mortgage Trust (1-Month CME Term SOFR + 1.550%)[1,2]	02/15/39	4.926	44,007,012
16,660,940	STWD, Ltd. 2019-FL1 (1-Month CME Term SOFR + 1.194%)[1,2]	07/15/38	4.610	16,528,060
24,300,000	Taubman Centers Commercial Mortgage Trust 2022-DPM (1- Month CME Term SOFR + 2.186%)[1,2]	05/15/37	5.562	23,661,121
20,000,000	WMRK Commercial Mortgage Trust 2022-WMRK (1-Month CME Term SOFR + 2.789%)[1,2]	11/15/27	6.289	19,849,826
	Total Commercial Mortgage Backed Securities (Cost $493,012,219)			474,273,218
	CORPORATE BONDS (43.2%)
	AUTO MANUFACTURERS (0.5%)
45,590,000	Daimler Trucks Finance North America LLC (SOFR + 0.500%)[1,2]	06/14/23	3.420	45,444,523
	BANKS (10.0%)
19,530,000	Bank of America Corp. (SOFR + 0.670%)[2]	02/04/25	1.843	18,504,352
51,125,000	Bank of Montreal	01/10/25	1.500	46,882,338
34,710,000	Bank of New Zealand[1]	02/20/24	3.500	33,941,250
58,070,000	Bank of Nova Scotia	03/11/24	2.440	55,913,253
32,500,000	Bank of Nova Scotia (SOFR + 0.380%)[2]	07/31/24	3.442	32,078,445
15,015,000	Bank of Nova Scotia	01/10/25	1.450	13,742,507
33,540,000	Commonwealth Bank of Australia (SOFR + 0.400%)[1,2]	07/07/25	3.458	32,987,910
33,560,000	DNB Bank ASA[1]	12/02/22	2.150	33,498,596
65,000,000	DNB Bank ASA (1-Year CMT Index + 0.330%)[1,2]	09/30/25	0.856	58,896,913
20,810,000	Goldman Sachs Group, Inc.	12/06/23	1.217	19,910,300
29,665,000	HSBC Holdings, Plc. (SOFR + 0.534%)[2]	08/17/24	0.732	28,128,946
33,350,000	HSBC Holdings, Plc. (SOFR + 1.929%)[2]	06/04/26	2.099	29,333,546
5,780,000	HSBC Holdings, Plc. (SOFR + 3.030%)[2]	11/03/26	7.336	5,796,000
62,235,000	JPMorgan Chase & Co. (SOFR + 0.580%)[2]	03/16/24	0.697	61,028,204
33,270,000	JPMorgan Chase & Co. (3-Month CME Term SOFR + 1.585%)[2]	03/13/26	2.005	30,336,515
33,923,000	Lloyds Banking Group, Plc.	03/12/24	3.900	33,036,878
24,865,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.600%)[2]	03/18/26	3.511	23,009,092
17,755,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.800%)[2]	03/18/28	3.750	15,636,057
39,660,000	Mitsubishi UFJ Financial Group, Inc.	07/17/25	1.412	35,402,499

The accompanying notes are an integral part of these financial statements.

14

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$42,665,000	Morgan Stanley (SOFR + 1.770%)[2]	10/16/26	6.138%	$42,793,330
24,915,000	Royal Bank of Canada	08/03/27	4.240	23,423,133
16,070,000	Santander Holdings USA, Inc.	06/07/24	3.500	15,410,329
26,360,000	Skandinaviska Enskilda Banken AB1	09/09/24	0.650	24,129,100
14,435,000	Truist Financial Corp. (SOFR + 1.626%)[2]	10/28/26	5.900	14,435,678
42,990,000	US Bancorp (5-Year CMT Index + 2.541%)[2,5]		3.700	33,424,725
22,750,000	US Bancorp (SOFR + 1.430%)[2]	10/21/26	5.727	22,813,078
14,870,000	Wells Fargo & Co. (SOFR + 1.600%)[2]	06/02/24	1.654	14,526,373
19,370,000	Wells Fargo & Co. (SOFR + 2.000%)[2]	04/30/26	2.188	17,625,782
7,920,000	Wells Fargo & Co. (SOFR + 1.560%)[2]	08/15/26	4.540	7,618,853
				824,263,982
	BEVERAGES (0.3%)
8,175,000	Constellation Brands, Inc.	05/09/24	3.600	7,998,537
15,335,000	Diageo Capital, Plc.	10/24/25	5.200	15,385,938
				23,384,475
	DIVERSIFIED FINANCIAL SERVICES (5.7%)
11,426,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust.	09/15/23	4.500	11,220,891
47,945,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust.	02/15/24	3.150	45,890,815
21,450,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust.	10/29/24	1.750	19,438,279
84,507,000	AIG Global Funding[1]	09/13/23	0.400	80,778,551
35,795,000	Air Lease Corp.	01/15/23	2.250	35,550,699
29,300,000	Air Lease Corp.	01/15/23	2.750	29,133,568
14,330,000	American Express Co.	11/05/27	5.850	14,319,682
33,230,000	Aviation Capital Group LLC[1]	12/15/24	5.500	31,971,948
33,535,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	30,815,228
37,385,000	Bread Financial Holdings, Inc.[1]	12/15/24	4.750	32,642,085
16,045,000	Capital One Financial Corp.	05/11/23	2.600	15,831,686
45,285,000	Capital One Financial Corp. (SOFR + 0.690%)[2]	12/06/24	1.343	42,900,528
14,430,000	Credit Acceptance Corp.[1]	12/31/24	5.125	13,418,179
2,785,000	Credit Acceptance Corp.	03/15/26	6.625	2,634,332
48,895,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	44,338,411
25,095,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	21,874,082
				472,758,964

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	ELECTRIC (4.9%)
$74,190,000	Alexander Funding Trust[1]	11/15/23	1.841%	$69,667,406
16,025,000	Constellation Energy Generation LLC	06/01/25	3.250	15,194,277
39,340,000	Duke Energy Corp. (SOFR + 0.250%)[2]	06/10/23	3.179	39,088,358
52,851,265	Duke Energy Progress NC Storm Funding LLC	07/01/30	1.295	47,148,691
61,690,000	Edison International (5-Year CMT Index + 4.698%)[2,5]		5.375	50,332,871
10,000,000	Edison International	03/15/23	2.950	9,921,127
25,345,000	New York State Electric & Gas Corp.	05/01/23	5.750	25,340,577
88,057,000	Public Service Enterprise Group, Inc.	11/15/22	2.650	87,987,762
27,010,000	Southern Co. (SOFR Index + 0.370%)[2]	05/10/23	3.040	26,893,078
36,892,000	Vistra Operations Co. LLC[1]	09/01/26	5.500	35,416,320
				406,990,467
	HEALTHCARE-PRODUCTS (0.5%)
45,636,000	Thermo Fisher Scientific, Inc.	10/18/23	0.797	43,791,514
	HEALTHCARE-SERVICES (0.7%)
60,630,000	Sutter Health	08/15/25	1.321	54,326,065
	INSURANCE (8.0%)
15,483,000	Aon Corp.	11/15/22	2.200	15,467,740
16,760,000	Athene Global Funding[1]	01/08/24	0.950	15,825,630
18,000,000	Athene Global Funding[1]	01/14/25	2.500	16,721,540
14,345,000	Athene Global Funding[1]	06/29/25	2.550	13,024,237
33,775,000	Equitable Financial Life Global Funding[1]	11/12/24	1.100	30,945,797
59,274,000	F&G Global Funding[1]	09/20/24	0.900	53,857,339
64,675,000	GA Global Funding Trust[1]	12/08/23	1.250	61,527,926
50,000,000	GA Global Funding Trust (SOFR + 0.500%)[1,2]	09/13/24	3.438	48,462,076
44,790,000	Met Tower Global Funding[1]	09/14/26	1.250	38,356,055
73,445,000	New York Life Global Funding[1]	01/14/25	1.450	67,706,879
74,165,000	Northwestern Mutual Global Funding[1]	03/25/24	0.600	69,564,154
19,330,000	Pacific Life Global Funding II1	06/24/25	1.200	17,297,253
37,180,000	Pricoa Global Funding I1	12/06/24	1.150	34,107,445
47,175,000	Principal Life Global Funding II1	01/10/25	1.375	43,168,659
29,855,000	Protective Life Global Funding[1]	07/05/24	0.781	27,590,342
42,465,000	Protective Life Global Funding[1]	01/13/25	1.646	38,858,656
37,290,000	Sirius International Group, Ltd.[1]	11/01/26	4.600	33,129,928
31,750,000	United Insurance Holdings Corp.[4]	12/15/27	6.250	21,631,275

The accompanying notes are an integral part of these financial statements.

16

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (continued)
$4,205,000	Universal Insurance Holdings, Inc.	11/30/26	5.625%	$3,646,896
11,950,000	Vitality Re XIII, Ltd. (3-Month U.S. Treasury Bill + 2.000%)[1,2]	01/06/26	6.092	10,605,625
				661,495,452
	INVESTMENT COMPANIES (7.5%)
74,580,000	Ares Capital Corp.	02/10/23	3.500	74,145,751
41,185,000	BlackRock TCP Capital Corp.	08/23/24	3.900	38,973,411
46,600,000	Blackstone Private Credit Fund	09/15/24	1.750	42,622,786
30,840,000	Blackstone Private Credit Fund	11/22/24	2.350	28,212,314
24,645,000	Blackstone Secured Lending Fund	07/14/23	3.650	24,307,728
9,654,000	Blackstone Secured Lending Fund	01/15/26	3.625	8,696,860
35,855,000	Franklin BSP Lending Corp.[1]	12/30/22	4.750	35,756,368
18,375,000	Franklin BSP Lending Corp.[1]	12/15/24	4.850	17,114,537
26,475,000	Franklin BSP Lending Corp.	03/30/26	3.250	22,699,765
28,550,000	FS KKR Capital Corp.	07/15/24	4.625	27,412,547
18,859,000	FS KKR Capital Corp.	02/01/25	4.125	17,634,400
42,821,000	FS KKR Capital Corp.[1]	02/14/25	4.250	39,729,232
39,855,000	Golub Capital BDC, Inc.	04/15/24	3.375	37,933,303
9,329,000	Main Street Capital Corp.	12/01/22	4.500	9,311,293
49,650,000	Main Street Capital Corp.	05/01/24	5.200	48,427,255
33,980,000	Main Street Capital Corp.	07/14/26	3.000	28,835,312
31,201,000	Owl Rock Capital Corp.	04/15/24	5.250	30,600,195
10,000,000	Owl Rock Capital Corp.	03/30/25	4.000	9,290,580
27,070,000	Owl Rock Capital Corp. II1	11/26/24	4.625	25,503,484
18,000,000	OWL Rock Core Income Corp.	09/23/26	3.125	15,043,059
20,015,000	Owl Rock Technology Finance Corp.[1]	12/15/25	4.750	17,855,169
17,345,000	PennantPark Investment Corp.	11/01/26	4.000	14,637,346
				614,742,695
	OIL & GAS (0.1%)
10,072,000	Woodside Finance, Ltd.[1]	09/15/26	3.700	9,244,704
	PHARMACEUTICALS (0.7%)
57,840,000	AbbVie, Inc.	11/21/22	2.300	57,762,142
	PIPELINES (1.5%)
16,986,000	EnLink Midstream Partners LP	06/01/25	4.150	16,005,568
73,930,000	Kinder Morgan, Inc.	01/15/23	3.150	73,575,841
31,985,000	Northriver Midstream Finance LP1	02/15/26	5.625	30,278,920
				119,860,329

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	17

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	REAL ESTATE INVESTMENT TRUSTS (1.4%)
$58,804,000	American Tower Corp.	01/31/23	3.500%	$58,621,406
25,360,000	EF Holdco / EF Cayman Hold / Ellington Finance REIT Cayman / TRS / EF Cayman Non-MTM[1]	04/01/27	5.875	22,964,845
23,540,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	06/15/26	3.375	19,138,491
19,215,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	01/28/26	3.625	17,748,505
				118,473,247
	RETAIL (1.0%)
11,000,000	Nordstrom, Inc.	04/08/24	2.300	10,323,335
72,275,000	Walgreens Boots Alliance, Inc.	11/17/23	0.950	69,130,519
				79,453,854
	SEMICONDUCTORS (0.4%)
33,545,000	ams-OSRAM AG1	07/31/25	7.000	29,959,033
	Total Corporate Bonds (Cost $3,800,561,230)			3,561,951,446
	LOAN PARTICIPATIONS AND ASSIGNMENTS (13.7%)
36,085,000	AAdvantage Loyality IP, Ltd. (3-Month USD-LIBOR + 4.750%)[2]	04/20/28	8.993	35,685,539
21,708,626	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[2]	02/10/27	9.203	18,132,130
20,833,910	Allspring Buyer LLC (3-Month USD-LIBOR + 3.000%)[2]	11/01/28	6.688	20,517,027
6,705,000	Allspring Buyer LLC (3-Month CME Term SOFR + 3.750%)[2]	11/01/28	7.303	6,612,806
46,813,400	Asplundh Tree Expert LLC (1-Month USD-LIBOR + 1.750%)[2]	09/07/27	5.504	46,052,683
8,835,235	Avantor Funding, Inc. Term B5 (1-Month USD-LIBOR + 2.250%)[2]	11/08/27	6.004	8,649,960
20,775,495	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 1.750%)[2]	01/15/25	5.239	20,349,598
14,737,500	Avolon TLB Borrower 1 (US) LLC Term B5 (1-Month USD-LIBOR + 2.250%)[2]	12/01/27	5.739	14,442,750
55,831,709	Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.) Term B3 (3-Month USD-LIBOR + 1.750%)[2]	06/01/24	5.424	55,133,813
10,333,363	BCP Renaissance Parent LLC Term B3 (3-Month CME Term SOFR + 3.500%)[2]	11/02/26	7.053	10,099,002
35,975,048	Buckeye Partners LP Term B1 (1-Month USD-LIBOR + 2.250%)[2]	11/01/26	5.365	35,512,049
36,166,784	Charter Communications Operating LLC Term B1 (1-Month USD-LIBOR + 1.750%)[2]	04/30/25	5.510	35,682,511

The accompanying notes are an integral part of these financial statements.

18

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$24,491,572	Clarios Global LP (1-Month USD-LIBOR + 3.250%)[2]	04/30/26	7.004%	$23,768,336
36,299,833	Clean Harbors, Inc. (1-Month USD-LIBOR + 1.750%)[2]	06/28/24	5.504	36,086,027
19,850,000	Clean Harbors, Inc. (1-Month USD-LIBOR + 2.000%)[2]	10/08/28	5.754	19,709,462
25,891,030	Delos Finance S.a.r.l. (3-Month USD-LIBOR + 1.750%)[2]	10/06/23	5.424	25,812,321
22,402,527	Eastern Power LLC (3-Month USD-LIBOR + 3.750%)[2]	10/02/25	7.424	19,066,567
46,179,254	Elanco Animal Health, Inc. (1-Month USD-LIBOR + 1.750%)[2]	08/01/27	4.878	44,440,143
21,514,863	Genpact, Ltd. (1-Month USD-LIBOR + 1.375%)[2]	08/09/23	5.129	21,353,501
19,440,351	Icon Plc. (3-Month USD-LIBOR + 2.250%)[2]	07/03/28	5.938	19,221,647
6,309,540	Iqvia, Inc. Term B2 (1-Month USD-LIBOR + 1.750%)[2]	01/17/25	5.504	6,262,218
11,310,890	Iqvia, Inc. Term B3 (3-Month USD-LIBOR + 1.750%)[2]	06/11/25	5.424	11,247,322
33,569,116	Iridium Satellite LLC Term B2 (1-Month USD-LIBOR + 2.500%)[2]	11/04/26	6.254	33,013,212
33,005,845	Jazz Pharmaceuticals Plc. (1-Month USD-LIBOR + 3.500%)[2]	05/05/28	7.254	32,572,808
49,855,543	Lumen Technologies, Inc. Term A (1-Month USD-LIBOR + 2.000%)[2]	01/31/25	5.754	48,588,215
22,643,261	Lumen Technologies, Inc. Term B (1-Month USD-LIBOR + 2.250%)[2]	03/15/27	6.004	21,054,157
36,417,150	MPH Acquisition Holdings LLC (3-Month USD-LIBOR + 4.250%)[2]	09/01/28	7.320	33,771,080
38,405,677	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[2]	10/01/25	6.993	37,781,585
50,000,000	NVA Holdings Parent LLC (1-Month USD-LIBOR + 1.750%)[2,4]	12/16/24	5.563	47,785,000
50,027,638	Organon & Co. (3-Month USD-LIBOR + 3.000%)[2]	06/02/28	6.188	48,714,412
15,000,000	Setanta Aircraft Leasing DAC (3-Month USD-LIBOR + 2.000%)[2]	11/05/28	5.674	14,768,700
45,000,000	SkyMiles IP, Ltd. (3-Month USD-LIBOR + 3.750%)[2]	10/20/27	7.993	45,365,850
15,880,000	Southwestern Energy Co. (3-Month Term SOFR + 2.500%)[2]	06/22/27	6.203	15,612,104
12,886,877	SS&C Technologies Holdings, Inc. Term B3 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	5.504	12,600,660
9,695,940	SS&C Technologies Holdings, Inc. Term B4 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	5.504	9,480,593
8,093,227	SS&C Technologies Holdings, Inc. Term B5 (1-Month USD-LIBOR + 1.750%)[2]	04/16/25	5.504	7,906,921
17,400,488	UGI Energy Services LLC (1-Month USD-LIBOR + 3.500%)[2]	08/13/26	7.254	17,284,426

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	19

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$47,895,625	United AirLines, Inc. Term B (3-Month USD-LIBOR + 3.750%)[2]	04/21/28	8.108%	$46,658,481
20,763,820	Vistra Operations Co. LLC (fka Tex Operations Co. LLC) (1-Month USD-LIBOR + 1.750%)[2]	12/31/25	5.436	20,582,136
41,357,776	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[2]	05/30/25	5.504	41,055,037
59,465,793	Wynn Resorts, Ltd. Term A (1-Month USD-LIBOR + 1.750%)[2]	09/20/24	5.510	58,276,477
	Total Loan Participations and Assignments (Cost $1,152,726,763)			1,126,709,266
	MUNICIPAL BONDS (1.8%)
31,000,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[2]	08/01/52	3.244	27,913,466
10,100,000	New Jersey Turnpike Authority, Revenue Bonds (1-Month USD-LIBOR + 0.700%)[2]	01/01/24	2.890	10,086,207
12,845,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	13,305,008
104,360,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.690%)[2]	09/15/27	2.863	100,186,696
	Total Municipal Bonds (Cost $159,136,209)			151,491,377
	RESIDENTIAL MORTGAGE BACKED SECURITIES (1.0%)
13,549,839	Cascade Funding Mortgage Trust 2019-RM3[1,2,3]	06/25/69	2.800	13,050,097
12,469,118	CFMT LLC 2021-HB5[1,2,3]	02/25/31	0.801	11,946,554
2,824,559	Pepper Residential Securities Trust No. 23A (1-Month USD-LIBOR + 0.950%)[1,2]	08/18/60	4.393	2,817,513
1,658,580	Pepper Residential Securities Trust No. 24A (1-Month USD-LIBOR + 0.900%)[1,2]	11/18/60	4.343	1,654,084
4,841,150	RESIMAC Premier Series 2019-2A (1-Month USD-LIBOR + 0.950%)[1,2]	02/10/51	4.250	4,796,754
7,225,458	RESIMAC Premier Series 2020-1A (1-Month USD-LIBOR + 1.050%)[1,2]	02/07/52	4.248	7,208,301
10,512,011	RESIMAC Premier Series 2021-1A (1-Month USD-LIBOR + 0.700%)[1,2]	07/10/52	4.000	10,433,063
21,282,393	RMF Buyout Issuance Trust 2021-HB1[1,2,3]	11/25/31	1.259	20,123,490
7,175,604	RMF Proprietary Issuance Trust 2019-1[1,2,3]	10/25/63	2.750	6,669,701
	Total Residential Mortgage Backed Securities (Cost $81,483,148)			78,699,557

The accompanying notes are an integral part of these financial statements.

20

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%)
$15,622,000	Federal Farm Credit Banks Funding Corp.	08/25/25	0.610%	$13,933,469
50,000,000	Federal Home Loan Bank Discount Notes[6]	11/25/22	0.000	49,892,500
36,000,000	Federal Home Loan Mortgage Corp.	05/19/23	0.250	35,133,151
40,168,000	Federal Home Loan Mortgage Corp.	10/27/25	0.600	35,657,729
26,490,000	Federal Home Loan Mortgage Corp.	10/27/25	0.625	23,522,934
40,500,000	Federal Home Loan Mortgage Corp.	11/12/25	0.600	35,816,391
24,040,000	Federal Home Loan Mortgage Corp.	11/25/25	0.625	21,216,277
18,772	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.775%)[2]	04/01/36	2.544	18,720
12,868	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month USD-LIBOR + 1.740%)[2]	12/01/36	2.865	12,553
10,637	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year USD-LIBOR + 1.745%)[2]	01/01/37	1.995	10,405
2,876,250	Federal National Mortgage Association (FNMA)	07/01/35	5.000	2,879,222
177,005	Federal National Mortgage Association (FNMA)	11/01/35	5.500	181,390
22,123	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.955%)[2]	07/01/36	4.205	22,651
33,273	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.721%)[2]	09/01/36	3.971	33,468
25,812	Federal National Mortgage Association (FNMA) (1-Year USD-LIBOR + 1.754%)[2]	01/01/37	2.089	25,421
165,981	Federal National Mortgage Association (FNMA)	08/01/37	5.500	170,195
2,018,831	Federal National Mortgage Association (FNMA)	08/01/37	5.500	2,061,239
785,974	Federal National Mortgage Association (FNMA)	06/01/40	6.500	820,443
4,790	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	2.625	4,690
	Total U.S. Government Agency Obligations (Cost $239,131,506)			221,412,848
	U.S. TREASURY BILLS (6.3%)
99,500,000	U.S. Treasury Bill[6]	11/01/22	0.000	99,500,000
111,500,000	U.S. Treasury Bill[6]	11/08/22	0.000	111,439,849
78,000,000	U.S. Treasury Bill[6]	11/22/22	0.000	77,863,475
42,000,000	U.S. Treasury Bill[6]	12/15/22	0.000	41,840,610
61,500,000	U.S. Treasury Bill[6]	12/20/22	0.000	61,196,391
9,000,000	U.S. Treasury Bill[6,7]	01/05/23	0.000	8,938,412
120,000,000	U.S. Treasury Bill[6]	01/26/23	0.000	118,856,917
	Total U.S. Treasury Bills (Cost $519,666,411)			519,635,654

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	21

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

	Interest Rate	Value
TOTAL INVESTMENTS (Cost $8,678,737,800)[8]	100.2%	$8,253,994,566
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)%	(14,462,724)
NET ASSETS	100.0%	$8,239,531,842

____________

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2022 was $3,936,331,874 or 47.8% of net assets.

[2] Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2022 coupon or interest rate.
[3] This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.
[4] Security that used significant unobservable inputs to determine fair value.
[5] Security is perpetual in nature and has no stated maturity date.
[6] Security issued with zero coupon. Income is recognized through accretion of discount.
[7] All or a portion of this security is held at the broker as collateral for open futures contracts.
[8]

The aggregate cost of investments and derivatives for federal income tax purposes is $8,700,698,597, the aggregate gross unrealized appreciation is $22,757,675 and the aggregate gross unrealized depreciation is $447,536,257, resulting in net unrealized depreciation of $424,778,582.

Abbreviations:
CMT – Constant Maturity Treasury.
FHLMC – Federal Home Loan Mortgage Corporation.
FNMA – Federal National Mortgage Association.
GNMA – Government National Mortgage Association.
LIBOR – London Interbank Offered Rate.
SOFR – Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2022:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation / (Depreciation)
Contracts to Sell:
U.S. Treasury 2-Year Notes	1,165	December 2022	$243,048,125	$238,105,976	$4,942,149
U.S. Treasury 5-Year Notes	3,474	December 2022	386,267,144	370,306,688	15,960,456
U.S. Treasury 10-Year Notes	142	December 2022	16,727,156	15,704,312	1,022,844
					$21,925,449

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	23

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Asset Backed Securities	$—	$2,106,914,309	$12,906,891	$2,119,821,200
Commercial Mortgage Backed Securities	—	474,273,218	—	474,273,218
Corporate Bonds	—	3,540,320,171	21,631,275	3,561,951,446
Loan Participations and Assignments	—	1,078,924,266	47,785,000	1,126,709,266
Municipal Bonds	—	151,491,377	—	151,491,377
Residential Mortgage Backed Securities	—	78,699,557	—	78,699,557
U.S. Government Agency Obligations	—	221,412,848	—	221,412,848
U.S. Treasury Bills	—	519,635,654	—	519,635,654
Total Investment, at value	$—	$8,171,671,400	$82,323,166	$8,253,994,566

Other Financial Instruments, at value
Financial Futures Contracts	$21,925,449	$—	$—	$21,925,449
Other Financial Instruments, at value	$21,925,449	$—	$—	$21,925,449

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	25

BBH LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2022:

	Asset Backed Securities	Corporate Bonds	Loan Participations and Assignments	Total
Balance as of October 31, 2021	$62,676,293	$—	$—	$62,676,293
Purchases	—	—	49,625,000	49,625,000
Sales / Paydowns	(25,751,558)	—	—	(25,751,558)
Realized gains/(losses)	—	—	—	—
Change in unrealized appreciation/(depreciation)	(1,434,819)	—	(1,949,173)	(3,383,992)
Amortization	—	—	109,173	109,173
Transfers from Level 3	(22,583,025)	—	—	(22,583,025)
Transfers to Level 3	—	21,631,275	—	21,631,275
Balance as of October 31, 2022	$12,906,891	$21,631,275	$47,785,000	$82,323,166

The Fund’s investments classified as Level 3 were valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $8,678,737,800)	$8,253,994,566
Cash	914,717
Receivables for:
Interest	36,958,936
Investments sold	13,994,575
Shares sold	7,041,064
Futures variation margin on open contracts	1,380,609
Investment advisory and administrative fee waiver reimbursement	115,946
Other	132,695
Prepaid expenses	151,515
Total Assets	8,314,684,623
LIABILITIES:
Payables for:
Investments purchased	53,946,242
Shares redeemed	18,309,914
Investment advisory and administrative fees	1,767,722
Dividends declared	683,822
Custody and fund accounting fees	226,106
Professional fees	95,663
Shareholder servicing fees	77,885
Transfer agent fees	12,593
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	31,723
Total Liabilities	75,152,781
NET ASSETS	$8,239,531,842
Net Assets Consist of:
Paid-in capital	$8,665,181,689
Accumulated deficit	(425,649,847)
Net Assets	$8,239,531,842

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($490,293,996 ÷ 49,492,351 shares outstanding)	$ 9.91
CLASS I SHARES
($7,749,237,846 ÷ 782,661,133 shares outstanding)	$ 9.90

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	27

BBH LIMITED DURATION FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Dividends	$2,992,201
Interest income	225,398,115
Interest income from affiliates	55,633
Other income	1,769,070
Total Income	230,215,019
Expenses:
Investment advisory and administrative fees	26,740,221
Shareholder servicing fees	1,155,945
Custody and fund accounting fees	1,015,139
Board of Trustees' fees	141,273
Professional fees	103,022
Transfer agent fees	60,031
Miscellaneous expenses	702,386
Total Expenses	29,918,017
Investment advisory and administrative fee waiver	(797,646)
Net Expenses	29,120,371
Net Investment Income	201,094,648
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(39,252,927)
Net realized gain on futures contracts	80,455,098
Net realized gain on investments in securities and futures contracts	41,202,171
Net change in unrealized appreciation/(depreciation) on investments in securities	(495,579,413)
Net change in unrealized appreciation/(depreciation) on futures contracts	12,342,705
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(483,236,708)
Net Realized and Unrealized Loss	(442,034,537)
Net Decrease in Net Assets Resulting from Operations	$(240,939,889)

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$201,094,648	$155,597,806
Net realized gain/(loss) on investments in securities and futures contracts	41,202,171	(5,762,719)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	(483,236,708)	70,872,033
Net increase/(decrease) in net assets resulting from operations	(240,939,889)	220,707,120
Dividends and distributions declared:
Class N	(10,755,212)	(8,039,596)
Class I	(189,176,618)	(145,689,084)
Total dividends and distributions declared	(199,931,830)	(153,728,680)
Share transactions:
Proceeds from sales of shares[1]	4,384,848,010	7,111,674,362
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	46,841,299	32,811,791
Cost of shares redeemed[1]	(7,849,015,289)	(3,185,266,679)
Net increase/(decrease) in net assets resulting from share transactions	(3,417,325,980)	3,959,219,474
Total increase/(decrease) in net assets	(3,858,197,699)	4,026,197,914

NET ASSETS:
Beginning of year	12,097,729,541	8,071,531,627
End of year	$8,239,531,842	$12,097,729,541

________________

[1]	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	29

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.32	$10.23	$10.26	$10.15	$10.19
Income from investment operations:
Net investment income[1]	0.19	0.15	0.24	0.30	0.26
Net realized and unrealized gain/(loss)	(0.41)	0.09	(0.03)	0.11	(0.06)
Total income/(loss) from investment operations	(0.22)	0.24	0.21	0.41	0.20
Dividends and distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.24)	(0.30)	(0.24)
Total dividends and distributions to shareholders:	(0.19)	(0.15)	(0.24)	(0.30)	(0.24)
Net asset value, end of year	$9.91	$10.32	$10.23	$10.26	$10.15
Total return[2]	(2.12)%	2.38%	2.06%	4.14%	2.03%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$490	$656	$461	$371	$275
Ratio of expenses to average net assets before reductions	0.49%	0.49%	0.49%	0.51%	0.50%
Fee waiver[3]	(0.14)%	(0.14)%	(0.14)%	(0.16)%	(0.15)%
Expense offset arrangement	—%	—%	—%	(0.00)%[4]	(0.00)%[4]
Ratio of expenses to average net assets after reductions	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.87%	1.48%	2.32%	2.98%	2.52%
Portfolio turnover rate	46%	34%	51%	53%	48%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Assumes the reinvestment of distributions.
[3]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, reflect fees reduced as result of contractual operating expense limitation of the share class to 0.35%. The agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund's Board of Trustees. For the years ended October 31, 2022, 2021, 2020, 2019 and 2018, the waived fees were $797,646, $746,522, $595,975, $538,703 and $242,627, respectively.

[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.32	$10.23	$10.25	$10.15	$10.19
Income from investment operations:
Net investment income[1]	0.19	0.16	0.24	0.31	0.25
Net realized and unrealized gain/(loss)	(0.41)	0.09	(0.02)	0.10	(0.04)
Total income/(loss) from investment operations	(0.22)	0.25	0.22	0.41	0.21
Dividends and distributions to shareholders:
From net investment income	(0.20)	(0.16)	(0.24)	(0.31)	(0.25)
Total dividends and distributions to shareholders	(0.20)	(0.16)	(0.24)	(0.31)	(0.25)
Net asset value, end of year	$9.90	$10.32	$10.23	$10.25	$10.15
Total return[2]	(2.14)%	2.46%	2.24%	4.12%	2.11%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$7,749	$11,442	$7,610	$6,769	$6,000
Ratio of expenses to average net assets before reductions	0.27%	0.27%	0.27%	0.28%	0.27%
Expense offset arrangement	—%	—%	—%	(0.00)%[3]	(0.00)%[3]
Ratio of expenses to average net assets after reductions	0.27%	0.27%	0.27%	0.28%	0.27%
Ratio of net investment income to average net assets	1.92%	1.55%	2.40%	3.04%	2.47%
Portfolio turnover rate	46%	34%	51%	53%	48%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Assumes the reinvestment of distributions.
[3]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	31

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operation on December 22, 2000 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

32

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2022, are listed in the Portfolio of Investments.

For the year ended October 31, 2022, the average monthly notional amount of open futures contracts was $939,504,321. The range of monthly notional amounts was $646,042,425 to $1,373,921,148.

financial statements october 31, 2022	33

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Fair Values of Derivative Instruments as of October 31, 2022

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$21,925,449	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts	$—

Total		$21,925,449			$—

 ____________________

*

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$80,455,098
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$12,342,705

E.Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation S of the 1933 Act (”Private Placement Securities”). A Private Placement Security may be considered illiquid and therefore, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

34

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

F.Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2022	35

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $10,755,212 and $189,176,618 to Class N and Class I shareholders, respectively, during the year ended October 31, 2022, and in the amount of $8,039,596 and $145,689,084 to Class N and Class I shareholders, respectively, during the year ended October 31, 2021.

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2022:	$199,931,830	$—	$199,931,830	$—	$199,931,830
2021:	153,728,680	—	153,728,680	—	153,728,680

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$144,719	$—	$(1,015,984)	$(21,960,797)	$(402,817,785)	$(425,649,847)
2021:	—	—	(55,613,992)	(9,583,059)	80,418,923	15,221,872

36

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The Fund had $1,015,984 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $0 and $1,015,984, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2022, the Fund incurred $26,740,221 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective June 14, 2018 the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class N to 0.35%. The agreement will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. The

financial statements october 31, 2022	37

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022, the Investment Adviser waived fees in the amount of $797,646 for Class N.

C.Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2022, Class N shares of the Fund incurred $1,155,945 in shareholder servicing fees.

D.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $1,015,139 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2022 was $55,633. This amount is included in “Interest income from affiliates” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022, was $2,141. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $141,273 in independent Trustee compensation and expense reimbursements.

F.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

38

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $3,929,820,191 and $4,184,494,062, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2022		For the year ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	25,540,936	$259,500,608	37,397,145	$386,600,187
Shares issued in connection with reinvestments of dividends	1,034,691	10,416,727	754,073	7,791,895
Shares redeemed	(40,597,352)	(411,405,769)	(19,724,527)	(203,824,235)
Net increase/(decrease)	(14,021,725)	$(141,488,434)	18,426,691	$190,567,847
Class I
Shares sold	406,100,699	$4,125,347,402	650,852,091	$6,725,074,175
Shares issued in connection with reinvestments of dividends	3,619,691	36,424,572	2,421,793	25,019,896
Shares redeemed	(735,947,402)	(7,437,609,520)	(288,574,356)	(2,981,442,444)
Net increase/(decrease)	(326,227,012)	$(3,275,837,546)	364,699,528	$3,768,651,627
Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2022 and October 31, 2021. Specifically:

During the year ended October 31, 2022, 262,809 shares of Class N were exchanged for 263,024 shares of Class I valued at $2,665,672 and 644,524 shares of Class I were exchanged for 644,524 shares of Class N valued at $6,632,150.

During the year ended October 31, 2021, 245,206 shares of Class N were exchanged for 245,372 shares of Class I valued at $2,536,380 and 1,144 shares of Class I were exchanged for 1,144 shares of Class N valued at $11,815.

financial statements october 31, 2022	39

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

6.Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid securities risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund may use derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The United

40

BBH LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates were phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The unavailability and/ or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than June 2023 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR transition risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2022	41

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

BBH LIMITED DURATION FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class N
Actual	$1,000	$994	$1.76
Hypothetical[2]	$1,000	$1,023	$1.79

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$994	$1.36
Hypothetical[2]	$1,000	$1,024	$1.38

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.35% and 0.27% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2022	43

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might

44

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or

financial statements october 31, 2022	45

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though

46

BBH LIMITED DURATION FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

financial statements october 31, 2022	47

BBH LIMITED DURATION FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

The qualified investment income (“QII”) percentage for the year ended October 31, 2022 was 79.67%. In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

financial statements october 31, 2022	49

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018- present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

50

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

financial statements october 31, 2022	51

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

52

BBH LIMITED DURATION FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

financial statements october 31, 2022	53

BBH LIMITED DURATION FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

54

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Income Fund

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The bond market experienced historic declines as interest rates rose significantly from historically low levels. Nearly every fixed income index, from lower quality credit indexes to traditionally staid short-term, high-quality indexes, experienced declines during this fiscal year. The U.S. Federal Reserve “Fed” increased rates aggressively to combat inflationary pressures, with the lower bound of the fed funds rate target range increasing to 3.00% from 0.00% one year ago. Credit markets offered no reprieve to the rising rate environment, as credit underperformed and spreads widened due to uncertainties involving the looming prospect of recession, the ongoing conflict in Ukraine, large and persistent outflows from fixed income funds, and the beginning of the Fed’s quantitative tightening program.

Despite these challenges, the BBH Income Fund returned -15.93% while the Fund’s benchmark, the Bloomberg U.S. Aggregate Index, returned -15.68%. The Fund’s underperformance was driven by the general spread widening experienced by corporate debt instruments and asset-backed securities. Fund holdings in bonds issued by business development companies (BDC’s) and property and casualty (P&C) insurers underperformed corporate bond alternatives and detracted from results. Despite the Fund’s underperformance, the Fund avoided emerging market debt securities that suffered either permanent impairments or sharp declines over the past year. The Fund’s one-year performance ending October 31, 2022 ranked in the 40th percentile out of 616 funds of its competitive Morningstar Intermediate Core-Plus Bond fund peer group and demonstrated the broad struggles that active fixed income managers faced in this environment.*

In last year’s letter, we wrote about our concern that credit market valuations made it increasingly challenging to source new opportunities in mainstream bond sectors in the market. Investment-grade and high-yield corporate credit spreads had to decreased to levels not seen since the 1990s, and our valuation framework revealed only 1% of bonds in the investment-grade corporate bond index and 25% of bonds in the high yield corporate bond index screened as a potential “buy” opportunity. The Fund’s composition reflected that reality. Holdings of high quality “reserves” (Treasury securities and cash equivalents) increased to 15% of the Fund. The Fund’s spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was 3.6 years at the start of the fiscal year and declined to 3.4 years by December 31, 2021.

Our concerns regarding the state of credit market valuations proved valid as credit spreads began to widen during the first quarter of 2022. The Fund navigated that turbulent quarter well, as the Fund both avoided the underperformance associated with spreads widening from low levels and the losses from defaults and impairments in emerging market credits. Attractive opportunities also began to emerge as valuations improved, and we began adding credit to the Fund.

As the next few quarters progressed, credit spreads continued to widen, and we continued to find and add attractive credit opportunities for the Fund. This process created some short-term underperformance as those newer credit positions underperformed Treasury alternatives due to the general widening of credit spreads. The Fund’s spread duration peaked at 4.2 years on July 31, 2022, and it ended the fiscal year at 4.1 years.

_______________

*	Morningstar rankings are based on total returns.

financial statements october 31, 2022	3

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Our outlook for the market is optimistic while also cognizant of emerging risks. Credit valuations have improved, with 64% of the investment grade corporate bond market screening as a “buy” candidate and 42% of the high yield corporate bond market screening as a “buy” candidate according to our valuation framework. There is widespread concern that the Fed’s aggressive pace of policy tightening may push the U.S. to recession. However, we continue to find credits that meet our stringent criteria at attractive valuations. These stringent criteria include our analysts’ assessments whether each credit evaluated for the Fund can withstand severe stress scenarios – the worst environments experienced by their industries – without impairment of principal or interest. This research process gives us confidence that the credits that comprise the Fund can navigate an economic slowdown triggered by monetary policy tightening.

As mentioned, we actively repositioned the Fund during the past year to capitalize on changing market dynamics. Holdings of “reserves” decreased to 5% from 15% as weights to investment grade corporate bonds, bank loans, asset-backed securities, and commercial mortgage-backed securities increased while we applied our process to opportunities that emerged on a bond-by-bond basis. We purchased corporate bonds issued by banks, P&C insurers, and BDCs and bank loans to technology and healthcare companies. In the asset-backed securities (ABS) sector, we invested in nontraditional deals that included personal consumer loan securitizations, collateralized fund obligations, small business loan securitizations, venture debt securitizations, and collateralized loan obligations. We also identified attractive single asset single borrower (SASB) commercial mortgage-backed securities (CMBS) deals.

The Fund’s duration is managed to approximate that of the Bloomberg U.S. Aggregate Index. This is done through assessing the Fund’s holdings and then purchasing or selling Treasury futures to gain or reduce exposures to various points of the yield curve. The Fund’s duration was 6.1 years as of October 31, 2022. We expect this positioning will minimize the impact that active interest rate decisions will have on the Fund’s performance versus its performance benchmark, and instead allow the Fund’s performance to be driven by capturing the above-market yields offered by the carefully selected credits that comprise the Fund.

We believe the Income Fund is positioned well heading into the new fiscal year. As the exhibit below shows, elevated credit spreads combine with Treasury-equivalent yields that have not been observed since before the Global Financial Crisis of 2008 to create the highest yields experienced during a non-distressed market. The yield curve implies that the Fed’s tightening campaign may end in early 2023, and the end of a tightening cycle may bring a steadier interest rate environment that contrasts from the persistent rises in rates experienced over the past year.

4

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

We remain confident that our approach and process will allow us to adapt to changes, capitalize on opportunities, and perform through a variety of environments. Thank you for the trust placed in BBH, and we look forward to engaging with you in 2023 and beyond.

________________

The BBH Income Fund was ranked against the following numbers of Intermediate Core-Plus Bond category funds over the following time periods ending 10/31/2022: 616 funds in the last year and 566 funds in the last three years. Class I ranked in the 40th percentile and 7th percentile for the one- and three-year periods respectively. Past performance does not guarantee future results. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Traditional ABS include prime auto backed loans, credit cards and student loans (FFELP). Non-traditional ABS include ABS backed by other collateral types.

financial statements october 31, 2022	5

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Income

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (June 27, 2018) to October 31, 2022 as compared to the Bloomberg Barclays U.S. Aggregate Bond Index.

The annualized gross expense ratio as shown in the March 1, 2022 prospectus for Class I shares was 0.47%. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

_______________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bloomberg Barclays U.S. Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index. The Bloomberg Barclays U.S. Aggregate Bond Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

6

BBH INCOME FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

financial statements october 31, 2022	7

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund, one of the funds within BBH Trust (the "Fund"), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended and for the period from June 27, 2018 (commencement of operations) through October 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2018 (commencement of operations) through October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

8

BBH INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2022	9

BBH INCOME FUND

PORTFOLIO ALLOCATION

October 31, 2022

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$97,558,583	17.8%
Commercial Mortgage Backed Securities	44,264,063	8.1
Corporate Bonds	250,276,821	45.7
Loan Participations and Assignments	102,956,759	18.8
Municipal Bonds	5,163,049	0.9
Preferred Stock	16,704,731	3.1
Residential Mortgage Backed Securities	1,495,264	0.3
U.S. Government Agency Obligations	3,000,000	0.5
U.S. Treasury Bonds and Notes	25,973,162	4.8
Liabilities in Excess of Other Assets	(124,816)	(0.0)
NET ASSETS	$547,267,616	100.0%

All data as of October 31, 2022. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

10

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (17.8%)
$2,640,000	ABPCI Direct Lending Fund ABS I, Ltd. 2020-1A1	12/20/30	3.199%	$2,379,767
2,270,000	ABPCI Direct Lending Fund ABS II LLC 2022-2A1	03/01/32	4.987	2,001,784
1,209,886	Adams Outdoor Advertising LP 2018-1[1]	11/15/48	4.810	1,139,878
1,480,000	Ares PBN Finance Co. LLC[1,2]	09/15/36	6.000	1,383,800
3,123,060	BHG Securitization Trust 2022-A1	02/20/35	1.710	2,906,449
779,391	Business Jet Securities LLC 2020-1A1	11/15/35	2.981	710,935
1,430,000	CARS-DB4 LP 2020-1A1	02/15/50	4.170	1,306,166
1,042,372	CF Hippolyta Issuer LLC 2020-1[1]	07/15/60	2.280	894,388
2,413,786	CF Hippolyta Issuer LLC 2022-1A1	08/15/62	5.970	2,349,278
1,750,000	CFG Investments, Ltd. 2021-1[1]	05/20/32	5.820	1,650,448
2,000,000	Credit Acceptance Auto Loan Trust 2020-2A1	09/17/29	1.930	1,929,480
2,850,000	DigitalBridge Issuer LLC 2021-1A1	09/25/51	3.933	2,373,754
1,070,000	Elm Trust 2020-3A1	08/20/29	2.954	1,016,146
2,490,000	Elm Trust 2020-4A1	10/20/29	2.286	2,323,256
36,137	FCI Funding LLC 2019-1A1	02/18/31	3.630	36,103
4,460,000	Flexential Issuer 2021-1A1	11/27/51	3.250	3,809,654
802,140	FNA LLC 2019-1[2]	12/10/31	3.000	737,969
1,670,000	FREED ABS Trust 2022-2CP1	05/18/29	4.490	1,607,808
1,398,791	Global SC Finance VII Srl 2020-1A1	10/17/40	2.170	1,228,428
1,315,304	Global SC Finance VII Srl 2020-2A1	11/19/40	2.260	1,150,995
4,270,000	Golub Capital Partners ABS Funding, Ltd. 2021-1A1	04/20/29	2.773	3,826,565
1,089,427	Lendmark Funding Trust 2019-2A1	04/20/28	2.780	1,053,775
493,769	LIAS Administration Fee Issuer LLC 2018-1A	07/25/48	5.956	478,018
491,776	Mariner Finance Issuance Trust 2019-AA1	07/20/32	2.960	484,093
1,070,000	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	1,015,158
1,260,000	Monroe Capital ABS Funding, Ltd. 2021-1A1	04/22/31	2.815	1,119,870
1,790,000	Monroe Capital Income Plus ABS Funding LLC 2022-1A1	04/30/32	5.150	1,544,091
2,700,000	Neuberger Berman Loan Advisers CLO 40 Ltd. 2021-40A (3-Month USD-LIBOR + 1.060%)[1,3]	04/16/33	5.139	2,606,183
2,520,000	New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1[1]	08/15/53	1.426	2,407,871
280,330	Newtek Small Business Loan Trust 2018-1 (U.S. Prime Rate - 0.550%)[1,3]	02/25/44	5.700	274,963

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$132,977	Newtek Small Business Loan Trust 2018-1 (U.S. Prime Rate + 0.750%)[1,3]	02/25/44	7.000%	$131,020
3,550,000	NextGear Floorplan Master Owner Trust 2022-1A1	03/15/27	2.800	3,324,594
1,660,000	NFAS2 LLC 2022-1[1]	09/15/28	6.860	1,645,737
3,960,000	Niagara Park CLO, Ltd. 2019-1A (3-Month USD-LIBOR + 1.000%)[1,3]	07/17/32	5.079	3,815,460
2,180,000	OnDeck Asset Securitization Trust III LLC 2021-1A1	05/17/27	1.590	2,006,721
891,104	OneMain Financial Issuance Trust 2020-1A1	05/14/32	3.840	880,041
2,930,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	2,731,745
5,630,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	4,946,127
487,161	Oxford Finance Funding LLC 2019-1A1	02/15/27	4.459	481,931
1,839,768	Oxford Finance Funding LLC 2020-1A1	02/15/28	3.101	1,817,827
593,843	ReadyCap Lending Small Business Loan Trust 2019-2 (U.S. Prime Rate - 0.500%)[1,3]	12/27/44	5.750	564,367
5,150,000	Regional Management Issuance Trust 2022-1[1]	03/15/32	3.070	4,642,483
2,060,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	1,935,005
2,130,000	Sabey Data Center Issuer LLC 2020-1[1]	04/20/45	3.812	1,995,807
1,175,875	Santander Drive Auto Receivables Trust 2020-1	12/15/25	4.110	1,168,140
1,940,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	1,818,427
2,310,000	Southwick Park CLO LLC 2019-4A (3-Month USD-LIBOR + 1.060%)[1,3]	07/20/32	5.303	2,228,578
2,148,233	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	2,091,776
448,593	SWC Funding LLC 2018-1A1	08/15/33	4.750	439,858
1,468,747	Textainer Marine Containers VII, Ltd. 2020-1A1	08/21/45	2.730	1,319,987
4,732,997	Thrust Engine Leasing DAC 2021-1A1	07/15/40	4.163	3,440,923
5,807,754	VC 3 LS LP 2021-B1,2	10/15/41	4.750	4,739,127
1,838,208	VCP RRL ABS I Ltd. 2021-1A1	10/20/31	2.152	1,645,829
	Total Asset Backed Securities (Cost $107,156,248)			97,558,583

The accompanying notes are an integral part of these financial statements.

12

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (8.1%)
$1,390,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 2.697%)[1,3]	04/15/37	6.073%	$1,294,142
4,740,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 3.889%)[1,3]	06/15/27	7.264	4,621,753
1,737,048	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%)[1,3]	02/15/38	4.390	1,706,650
1,250,000	BXMT, Ltd. 2020-FL3 (30-Day SOFR + 2.664%)[1,3]	11/15/37	5.456	1,169,219
146,085	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,2,3]	11/15/31	7.412	124,975
786,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.000%)[1,3]	11/15/31	7.412	616,184
1,375,473	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month USD-LIBOR + 4.750%)[1,2,3]	11/15/31	8.162	977,823
890,000	Citigroup Commercial Mortgage Trust 2019-SMRT[1]	01/10/36	4.149	863,697
3,540,000	CSMC 2018-SITE[1,3,7]	04/15/36	4.782	3,309,036
5,870,000	DFVI 2021-1A1,2	12/15/29	2.982	5,600,462
1,000,000	Hudsons Bay Simon JV Trust 2015-HB10[1,3,4]	08/05/34	5.629	778,203
3,150,000	Intown Mortgage Trust 2022-STAY (1-Month CME Term SOFR + 4.134%)[1,3]	08/15/39	7.510	3,042,591
240,000	JPMBB Commercial Mortgage Securities Trust 2014-C24[1,3,4]	11/15/47	3.884	166,828
2,691,735	Morgan Stanley Capital I Trust 2019-BPR (1-Month USD-LIBOR + 1.650%)[1,3]	05/15/36	5.062	2,576,643
5,860,000	MTN Commercial Mortgage Trust 2022-LPFL (1-Month CME Term SOFR + 1.896%)[1,3]	03/15/39	5.271	5,612,683
1,084,417	NADG NNN Operating LP 2019-1[1]	12/28/49	3.368	1,007,409
3,960,933	Ready Capital Mortgage Financing LLC 2021-FL7 (1-Month USD-LIBOR + 1.200%)[1,3]	11/25/36	4.786	3,788,211
2,270,000	SPGN Mortgage Trust 2022-TFLM (1-Month CME Term SOFR + 2.650%)[1,3]	02/15/39	6.026	2,132,807
1,310,000	SPGN Mortgage Trust 2022-TFLM (1-Month CME Term SOFR + 3.500%)[1,3]	02/15/39	6.876	1,222,685
890,000	STWD, Ltd. 2019-FL1 (1-Month CME Term SOFR + 1.714%)[1,3]	07/15/38	5.130	860,728

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$9,507	UBS-BAMLL Trust 2012-WRM[1]	06/10/30	3.663%	$9,485
2,915,000	Wells Fargo Commercial Mortgage Trust 2020-SDAL (1-Month USD-LIBOR + 1.340%)[1,3]	02/15/37	4.752	2,781,849
	Total Commercial Mortgage Backed Securities (Cost $46,946,717)			44,264,063
	CORPORATE BONDS (45.7%)
	AEROSPACE/DEFENSE (0.8%)
2,220,000	BAE Systems, Plc[1]	04/15/30	3.400	1,903,322
2,700,000	Boeing Co.	02/01/28	3.250	2,339,450
				4,242,772
	AGRICULTURE (0.3%)
1,890,000	Cargill, Inc.[1]	10/11/32	5.125	1,842,874
	AIRLINES (0.1%)
880,000	Delta Air Lines, Inc./SkyMiles IP, Ltd.[1]	10/20/28	4.750	818,652
	AUTO MANUFACTURERS (0.4%)
2,230,000	General Motors Co.	10/15/29	5.400	2,066,973
	BANKS (7.4%)
2,790,000	ASB Bank Ltd. (5-Year CMT Index + 2.250%)[1,3]	06/17/32	5.284	2,562,837
1,635,000	Bank Leumi Le-Israel BM1	07/27/27	5.125	1,584,205
5,910,000	Bank of America Corp. (5-Year CMT Index + 2.760%)[3,5]		4.375	4,742,775
3,095,000	Bank of Nova Scotia	03/11/27	2.951	2,772,054
2,920,000	Comerica Bank (SOFR + 2.610%)[3]	08/25/33	5.332	2,666,609
2,710,000	DNB Bank ASA (SOFR + 1.950%)[1,3]	10/09/26	5.896	2,669,673
2,470,000	Goldman Sachs Group, Inc. (SOFR + 1.725%)[3]	08/23/28	4.482	2,293,841
2,140,000	HSBC Holdings, Plc (SOFR + 3.350%)[3]	11/03/28	7.390	2,141,823
1,735,000	HSBC Holdings, Plc	03/31/30	4.950	1,553,305
1,140,000	HSBC Holdings, Plc (SOFR + 2.387%)[3]	06/04/31	2.848	846,586
2,020,000	JPMorgan Chase & Co. (3-Month CME Term SOFR + 1.585%)[3]	03/13/26	2.005	1,841,892
2,000,000	Morgan Stanley (SOFR + 1.610%)[3]	04/20/28	4.210	1,851,792
2,055,000	Morgan Stanley (SOFR + 2.560%)[3]	10/18/33	6.342	2,083,822

The accompanying notes are an integral part of these financial statements.

14

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$1,525,000	UBS Group AG (1-Year CMT Index + 1.750%)[1,3]	05/12/28	4.751%	$1,397,492
6,100,000	US Bancorp (5-Year CMT Index + 2.541%)[3,5]		3.700	4,742,750
1,245,000	Wells Fargo & Co. (SOFR + 2.000%)[3]	04/30/26	2.188	1,132,891
1,165,000	Wells Fargo & Co. (SOFR + 2.100%)[3]	06/02/28	2.393	995,132
3,020,000	Wells Fargo & Co. (SOFR + 1.500%)[3]	03/02/33	3.350	2,434,563
				40,314,042
	BEVERAGES (0.4%)
1,310,000	Anheuser-Busch InBev Worldwide, Inc.	01/23/39	5.450	1,230,702
1,180,000	Diageo Capital, Plc	01/24/33	5.500	1,191,495
				2,422,197
	BUILDING MATERIALS (0.4%)
2,530,000	James Hardie International Finance DAC[1]	01/15/28	5.000	2,288,048
	DIVERSIFIED FINANCIAL SERVICES (5.4%)
2,160,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	10/29/24	1.750	1,957,421
485,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	10/15/27	4.625	436,080
1,265,000	American Express Co.	03/04/27	2.550	1,111,465
1,250,000	American Express Co. (SOFR + 2.255%)[3]	05/26/33	4.989	1,134,089
2,330,000	Aviation Capital Group LLC[1]	12/15/24	5.500	2,241,789
2,685,000	Avolon Holdings Funding, Ltd.[1]	07/01/24	3.950	2,513,739
925,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	849,980
3,055,000	Bread Financial Holdings, Inc.[1]	12/15/24	4.750	2,667,422
2,338,000	Brightsphere Investment Group, Inc.	07/27/26	4.800	2,092,510
2,345,000	Capital One Financial Corp.	05/11/27	3.650	2,120,971
2,485,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	2,253,420
2,550,000	GCM Grosvenor Diversified Alternatives Issuer LLC[1,2]	11/15/41	6.000	1,961,970
2,050,000	Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc.[1]	02/01/27	6.375	1,875,750
4,620,000	Sculptor Alternative Solutions LLC[1,2]	05/15/37	6.000	3,772,230
2,655,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	2,314,233
				29,303,069

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	ELECTRIC (2.0%)
$1,840,000	Alabama Power Co.	03/15/32	3.050%	$1,544,506
1,635,000	Avista Corp.	04/01/52	4.000	1,206,817
5,065,000	Edison International (5-Year CMT Index + 4.698%)[3,5]		5.375	4,132,533
2,095,000	Narragansett Electric Co.[1]	04/09/30	3.395	1,827,303
2,120,000	Nevada Power Co.	05/01/53	5.900	2,092,792
				10,803,951
	HEALTHCARE-SERVICES (0.7%)
2,545,000	PeaceHealth Obligated Group	11/15/50	3.218	1,569,546
490,000	Sutter Health	08/15/30	2.294	385,880
1,880,000	UnitedHealth Group, Inc.	02/15/53	5.875	1,918,717
				3,874,143
	INSURANCE (10.3%)
4,175,000	Aegon NV (6-Month USD-LIBOR + 3.540%)[3]	04/11/48	5.500	3,690,700
2,880,000	Ascot Group, Ltd.[1]	12/15/30	4.250	2,388,360
2,035,000	Athene Global Funding[1]	06/29/25	2.550	1,847,635
5,715,000	AXIS Specialty Finance LLC (5-Year CMT Index + 3.186%)[3]	01/15/40	4.900	4,629,150
2,920,000	Corebridge Financial, Inc. (5-Year CMT Index + 3.846%)[1,3]	12/15/52	6.875	2,631,831
4,210,000	Doctors Co. An Interinsurance Exchange[1]	01/18/32	4.500	3,326,406
1,600,000	Enstar Finance LLC (5-Year CMT Index + 5.468%)[3]	09/01/40	5.750	1,418,211
4,100,000	Enstar Finance LLC (5-Year CMT Index + 4.006%)[3]	01/15/42	5.500	3,221,534
2,195,000	Fairfax Financial Holdings, Ltd.	04/29/30	4.625	1,929,811
4,765,000	Fidelis Insurance Holdings, Ltd. (5-Year CMT Index + 6.323%)[1,3]	04/01/41	6.625	4,514,838
2,283,000	First American Financial Corp.	08/15/31	2.400	1,591,831
1,690,000	Metropolitan Life Global Funding I1	03/21/29	3.300	1,471,630
1,580,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (5-Year CMT Index + 3.982%)[1,3]	05/23/42	5.875	1,504,786
1,180,000	New York Life Insurance Co.[1]	05/15/50	3.750	832,864
3,708,000	PartnerRe Finance B LLC (5-Year CMT Index + 3.815%)[3]	10/01/50	4.500	3,028,710

The accompanying notes are an integral part of these financial statements.

16

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (continued)
$2,995,000	Sirius International Group, Ltd.[1]	11/01/26	4.600%	$2,660,878
3,125,000	Stewart Information Services Corp.	11/15/31	3.600	2,348,686
4,830,000	Swiss Re Finance Luxembourg S.A. (5-Year CMT Index + 3.582%)[1,3]	04/02/49	5.000	4,193,937
2,520,000	Teachers Insurance & Annuity Association of America[1]	05/15/50	3.300	1,620,210
2,660,000	United Insurance Holdings Corp.[2]	12/15/27	6.250	1,812,258
6,280,000	Universal Insurance Holdings, Inc.	11/30/26	5.625	5,446,494
				56,110,760
	INVESTMENT COMPANIES (8.3%)
2,490,000	Capital Southwest Corp.	01/31/26	4.500	2,265,900
1,635,000	CION Investment Corp.[2]	02/11/26	4.500	1,461,170
5,725,000	Fairfax India Holdings Corp.[1]	02/26/28	5.000	5,123,875
200,000	Franklin BSP Lending Corp.[1]	12/30/22	4.750	199,450
2,930,000	Franklin BSP Lending Corp.[1]	12/15/24	4.850	2,729,012
1,370,000	FS KKR Capital Corp.	02/01/25	4.125	1,281,040
3,450,000	FS KKR Capital Corp.[1]	02/14/25	4.250	3,200,903
2,330,000	Gladstone Capital Corp.	01/31/26	5.125	2,143,600
2,580,000	Golub Capital BDC, Inc.	04/15/24	3.375	2,455,599
1,965,000	Main Street Capital Corp.	05/01/24	5.200	1,916,607
2,960,000	MidCap Financial Investment Corp.	07/16/26	4.500	2,543,107
3,185,000	Morgan Stanley Direct Lending Fund	02/11/27	4.500	2,857,025
2,095,000	OFS Capital Corp.	02/10/26	4.750	1,872,672
1,445,000	Owl Rock Capital Corp. II1	11/26/24	4.625	1,361,379
2,560,000	Owl Rock Technology Finance Corp.[1]	06/30/25	6.750	2,425,019
2,535,000	PennantPark Floating Rate Capital, Ltd.	04/01/26	4.250	2,232,870
3,025,000	Saratoga Investment Corp.	02/28/26	4.375	2,635,909
3,050,000	Silver Point Specialty Credit Fund, L.P.[2]	11/04/26	4.000	2,616,234
1,775,000	Stellus Capital Investment Corp.	03/30/26	4.875	1,568,069
3,165,000	Trinity Capital, Inc.	12/15/26	4.250	2,658,499
				45,547,939
	OIL & GAS (0.6%)
860,000	Equinor ASA	05/22/30	2.375	710,891
2,610,000	Exxon Mobil Corp.	03/19/30	3.482	2,365,287
				3,076,178

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	17

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	PACKAGING & CONTAINERS (0.2%)
$1,465,000	AptarGroup, Inc.	03/15/32	3.600%	$1,180,551
	PHARMACEUTICALS (0.4%)
455,000	AbbVie, Inc.	05/14/35	4.500	403,339
450,000	AbbVie, Inc.	05/14/36	4.300	389,219
730,000	Bausch Health Cos., Inc.[1]	06/01/28	4.875	447,125
1,630,000	Bristol-Myers Squibb Co.	03/15/52	3.700	1,208,975
				2,448,658
	PIPELINES (2.9%)
4,045,000	Energy Transfer LP (3-Month USD-LIBOR + 4.028%)[3,5]		6.250	3,364,365
2,230,000	EnLink Midstream LLC[1]	01/15/28	5.625	2,137,343
1,725,000	EnLink Midstream LLC[1]	09/01/30	6.500	1,694,813
887,000	EnLink Midstream Partners, LP	06/01/25	4.150	835,802
2,430,000	Harvest Midstream I LP1	09/01/28	7.500	2,329,691
4,400,000	MPLX LP (3-Month USD-LIBOR + 4.652%)[3,5]		6.875	4,290,000
1,150,000	Northriver Midstream Finance LP1	02/15/26	5.625	1,088,659
				15,740,673
	PRIVATE EQUITY (0.3%)
2,095,000	Apollo Management Holdings LP (5-Year CMT Index + 3.266%)[1,3]	01/14/50	4.950	1,759,800
	REAL ESTATE INVESTMENT TRUSTS (3.3%)
4,140,000	Arbor Realty SR, Inc.[1]	10/15/27	8.500	4,074,722
5,075,000	EF Holdco / EF Cayman Hold / Ellington Finance REIT Cayman/TRS / EF Cayman Non-MTM[1]	04/01/27	5.875	4,595,686
2,065,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	06/15/26	3.375	1,678,886
2,300,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	09/15/30	3.750	1,587,000
1,380,000	Scentre Group Trust 1/Scentre Group Trust 2[1]	02/12/25	3.500	1,307,936
1,945,000	Scentre Group Trust 1/Scentre Group Trust 2[1]	01/28/26	3.625	1,796,557
1,345,000	Scentre Group Trust 2 (5-Year CMT Index + 4.685%)[1,3]	09/24/80	5.125	1,027,849
2,065,000	Starwood Property Trust, Inc.[1]	01/15/27	4.375	1,823,952
				17,892,588

The accompanying notes are an integral part of these financial statements.

18

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	RETAIL (1.1%)
$3,450,000	Nordstrom, Inc.	04/01/30	4.375%	$2,647,875
3,390,000	Target Corp.	09/15/32	4.500	3,197,068
				5,844,943
	SEMICONDUCTORS (0.3%)
2,100,000	ams-OSRAM AG1	07/31/25	7.000	1,875,510
	TELECOMMUNICATIONS (0.1%)
875,000	Connect Finco S.a r.l. / Connect US Finco LLC[1]	10/01/26	6.750	822,500
	Total Corporate Bonds (Cost $285,625,393)			250,276,821
	LOAN PARTICIPATIONS AND ASSIGNMENTS (18.8%)
5,110,000	AAdvantage Loyality IP, Ltd. (3-Month USD-LIBOR + 4.750%)[3]	04/20/28	8.993	5,053,432
3,325,021	AHP Health Partners, Inc. (1-Month USD-LIBOR + 3.500%)[3]	08/24/28	7.254	3,154,614
4,548,600	Air Canada (3-Month USD-LIBOR + 3.500%)[3]	08/11/28	6.421	4,434,885
2,329,812	AL NGPL Holdings LLC (3-Month USD-LIBOR + 3.750%)[3]	04/14/28	7.534	2,304,766
3,026,886	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[3]	02/10/27	9.203	2,528,206
2,308,159	Allspring Buyer LLC (3-Month USD-LIBOR + 3.000%)[3]	11/01/28	6.688	2,273,052
955,000	Allspring Buyer LLC (3-Month CME Term SOFR + 3.750%)[3]	11/01/28	7.303	941,869
397,101	Athenahealth Group, Inc. ( 3-Month USD-LIBOR + 3.500%)[3]	02/15/29	3.500	362,026
2,337,041	Athenahealth Group, Inc. (1-Month CME Term SOFR + 3.500%)[3]	02/15/29	6.967	2,130,610
1,180,745	Avolon TLB Borrower 1 (US) LLC Term B3 (1-Month USD-LIBOR + 1.750%)[3]	01/15/25	5.239	1,156,540
1,935,975	Axalta Coating Systems Dutch Holding B BV Term B3 (3-Month USD-LIBOR + 1.750%)[3]	06/01/24	5.424	1,911,776
2,350,250	Bausch Health Companies, Inc. (1-Month CME Term SOFR + 5.250%)[3]	02/01/27	8.624	1,752,511

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	19

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$2,796,365	BCP Renaissance Parent LLC Term B3 (3-Month CME Term SOFR + 3.500%)[3]	11/02/26	7.053%	$2,732,943
1,379,811	Buckeye Partners LP Term B1 (1-Month USD-LIBOR + 2.250%)[3]	11/01/26	5.365	1,362,053
3,630,000	Central Parent, Inc. (3-Month CME Term SOFR + 4.500%)[3]	07/06/29	8.112	3,549,087
1,916,239	Clarios Global LP (1-Month USD-LIBOR + 3.250%)[3]	04/30/26	7.004	1,859,652
3,850,758	Connect Finco S.a.r.l. (1-Month USD-LIBOR + 3.500%)[3]	12/11/26	7.260	3,715,981
2,500,000	Delos Finance S.a.r.l. (3-Month USD-LIBOR + 1.750%)[3]	10/06/23	5.424	2,492,400
2,365,253	Eastern Power LLC (3-Month USD-LIBOR + 3.750%)[3]	10/02/25	7.424	2,013,044
2,361,624	Elanco Animal Health, Inc. (1-Month USD-LIBOR + 1.750%)[3]	08/01/27	4.878	2,272,685
1,915,650	Geon Performance Solutions LLC (Fka. Echo US Holdings LLC) (3-Month USD-LIBOR + 4.500%)[3]	08/18/28	8.174	1,850,192
1,779,455	GIP II Blue Holding, LP (3-Month USD-LIBOR + 4.500%)[3]	09/29/28	8.174	1,761,216
1,563,742	Global Medical Responce, Inc. (1-Month USD-LIBOR + 4.250%)[3]	03/14/25	8.004	1,203,112
730,612	Icon Plc. (3-Month USD-LIBOR + 2.250%)[3]	07/03/28	5.938	722,392
2,932,410	Icon Plc. (3-Month USD-LIBOR + 2.250%)[3]	07/03/28	5.938	2,899,421
4,958,263	ILPEA Parent, Inc. (1-Month USD-LIBOR + 4.500%)[3]	06/22/28	8.260	4,561,602
1,776,777	Iridium Satellite LLC Term B2 (1-Month USD-LIBOR + 2.500%)[3]	11/04/26	6.254	1,747,353
2,556,383	Jazz Pharmaceuticals Plc. (1-Month USD-LIBOR + 3.500%)[3]	05/05/28	7.254	2,522,843
2,274,300	LendingTree, Inc. Term B (1-Month USD-LIBOR + 3.750%)[3]	09/15/28	7.510	2,058,242
2,872,125	Lumen Technologies, Inc. Term A (1-Month USD-LIBOR + 2.000%)[3]	01/31/25	5.754	2,799,116
3,034,750	Medline Borrower, LP (1-Month USD-LIBOR + 3.250%)[3]	10/23/28	7.004	2,786,902

The accompanying notes are an integral part of these financial statements.

20

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$3,054,650	MIP V Waste LLC (1-Month USD-LIBOR + 3.250%)[3]	12/08/28	7.004%	$2,957,909
3,044,250	MPH Acquisition Holdings LLC (3-Month USD-LIBOR + 4.250%)[3]	09/01/28	7.320	2,823,055
2,673,914	NorthRiver Midstream Finance LP Term B (3-Month USD-LIBOR + 3.250%)[3]	10/01/25	6.993	2,630,463
5,574,438	OCM System One Buyer CTB LLC (3-Month CME Term SOFR + 4.000%)[3]	03/02/28	7.703	5,334,068
2,592,371	Organon & Co. (3-Month USD-LIBOR + 3.000%)[3]	06/02/28	6.188	2,524,321
3,080,000	Propulsion (BC) Newco LLC (3-Month CME Term SOFR + 4.000%)[3]	09/14/29	7.182	2,979,900
2,110,000	SkyMiles IP, Ltd. (3-Month USD-LIBOR + 3.750%)[3]	10/20/27	7.993	2,127,154
3,733,150	United AirLines, Inc. Term B (3-Month USD-LIBOR + 3.750%)[3]	04/21/28	8.108	3,636,723
1,131,536	Verscend Holding Corp. Term B1 (1-Month USD-LIBOR + 4.000%)[3]	08/27/25	7.754	1,115,977
1,799,109	Vistra Operations Company LLC (fka Tex Operations Co. LLC) (1-Month USD-LIBOR + 1.750%)[3]	12/31/25	5.436	1,783,367
2,145,000	Wyndham Hotels & Resorts, Inc. Term B (1-Month USD-LIBOR + 1.750%)[3]	05/30/25	5.504	2,129,299
	Total Loan Participations and Assignments (Cost $107,636,091)			102,956,759
	MUNICIPAL BONDS (0.9%)
1,645,000	Indiana Finance Authority, Revenue Bonds	03/01/51	3.313	1,093,872
5,605,000	Port Authority of New York & New Jersey, Revenue Bonds	10/01/33	2.000	4,069,177
	Total Municipal Bonds (Cost $7,332,657)			5,163,049
	PREFERRED STOCK (3.1%)
178,600	Eagle Point Credit Co., Inc.	01/31/29	5.375	3,721,577
99,600	First Eagle Alternative Capital BDC, Inc.	05/25/26	5.000	2,344,584

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	21

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PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	PREFERRED STOCK (continued)
$132,600	Gladstone Investment Corp.	11/01/28	4.875%	$2,746,146
93,600	Horizon Technology Finance Corp.	03/30/26	4.875	2,190,240
130,800	Oxford Lane Capital Corp.	01/31/27	5.000	2,874,984
114,000	Trinity Capital, Inc.	01/16/25	7.000	2,827,200
	Total Preferred Stock (Cost $18,770,836)			16,704,731
	RESIDENTIAL MORTGAGE BACKED SECURITIES (0.3%)
505,952	Cascade Funding Mortgage Trust 2018-RM2[1,3,4]	10/25/68	4.000	484,244
697,391	Cascade Funding Mortgage Trust 2019-RM3[1,3,4]	06/25/69	2.800	671,671
365,089	RMF Proprietary Issuance Trust 2019-1[1,3,4]	10/25/63	2.750	339,349
	Total Residential Mortgage Backed Securities (Cost $1,564,001)			1,495,264
	U.S. GOVERNMENT AGENCY OBLIGATIONS (0.5%)
3,000,000	Federal Home Loan Bank Discount Notes[6]	11/01/22	0.000	3,000,000
	Total U.S. Government Agency Obligations (Cost $3,000,000)			3,000,000
	U.S. TREASURY BONDS AND NOTES (4.8%)
11,925,000	U.S. Treasury Bond[7]	08/15/41	1.750	7,782,926
2,250,000	U.S. Treasury Bond	08/15/46	2.250	1,522,793
700,000	U.S. Treasury Note[7]	02/15/23	2.000	695,602
1,200,000	U.S. Treasury Note[7]	10/31/23	1.625	1,164,656
2,000,000	U.S. Treasury Note	07/31/24	3.000	1,946,641
300,000	U.S. Treasury Note[7]	08/15/26	1.500	269,976
500,000	U.S. Treasury Note[7]	08/31/28	1.125	419,512

The accompanying notes are an integral part of these financial statements.

22

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BONDS AND NOTES (continued)
$150,000	U.S. Treasury Note[7]	12/31/28	1.375%	$127,072
15,500,000	U.S. Treasury Note[7]	05/15/30	0.625	12,043,984
	Total U.S. Treasury Bonds and Notes (Cost $27,644,563)			25,973,162

TOTAL INVESTMENTS (Cost $605,676,506)[8]	100.0%	$547,392,432
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)%	(124,816)
NET ASSETS	100.0%	$547,267,616

____________

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2022 was $248,045,531 or 45.3% of net assets.

[2]	Security that used significant unobservable inputs to determine fair value.
[3]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2022 coupon or interest rate.
[4]	This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.
[5]	Security is perpetual in nature and has no stated maturity date.
[6]	Security issued with zero coupon. Income is recognized through accretion of discount.
[7]	All or a portion of this security is held at the broker as collateral for open futures contracts.
[8]

The aggregate cost of investments and derivatives for federal income tax purposes is $592,267,223, the aggregate gross unrealized appreciation is $16,862,342 and the aggregate gross unrealized depreciation is $78,105,805, resulting in net unrealized depreciation of $61,243,463.

Abbreviations:

CME – Chicago Mercantile Exchange.

CMT – Constant Maturity Treasury.

LIBOR – London Interbank Offered Rate.

SOFR – Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	23

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2022:

	Number of	Expiration	Notional	Market	Unrealized Appreciation /
Description	Contracts	Date	Amount	Value	(Depreciation)
Contracts to Buy:
U.S. Long Bond	100	December 2022	$13,600,000	$12,050,000	$(1,550,000)
U.S. Treasury 5-Year Notes	446	December 2022	49,649,610	47,540,813	(2,108,797)
U.S. Treasury 10-Year Notes	756	December 2022	88,722,835	83,608,875	(5,113,960)
U.S. Ultra 10-Year Notes	164	December 2022	20,635,970	19,021,438	(1,614,532)
U.S. Ultra Bond	318	December 2022	46,834,844	40,594,688	(6,240,156)
					$(16,627,445)
Contracts to Sell:
U.S. Treasury 2-Year Notes	61	December 2022	$12,726,125	$12,467,352	$258,773
Net Unrealized (Loss) on Open Futures Contracts					$(16,368,672)

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

24

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	25

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Asset Backed Securities	$—	$90,697,687	$6,860,896	$97,558,583
Commercial Mortgage Backed Securities	—	37,560,803	6,703,260	44,264,063
Corporate Bonds	—	238,652,959	11,623,862	250,276,821
Loan Participations and Assignments	—	102,956,759	—	102,956,759
Municipal Bonds	—	5,163,049	—	5,163,049
Preferred Stock	16,704,731	—	—	16,704,731
Residential Mortgage Backed Securities	—	1,495,264	—	1,495,264
U.S. Government Agency Obligations	—	3,000,000	—	3,000,000
U.S. Treasury Bonds and Notes	—	25,973,162	—	25,973,162
Total Investment, at value	$16,704,731	$505,499,683	$25,188,018	$547,392,432
Other Financial Instruments, at value
Financial Futures Contracts	$(16,368,672)	$—	$—	$(16,368,672)
Other Financial Instruments, at value	$(16,368,672)	$—	$—	$(16,368,672)

The accompanying notes are an integral part of these financial statements.

26

BBH INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2022:

	Asset Backed Securities	Commercial Mortgage Backed Securities	Corporate Bonds	Total
Balance as of October 31, 2021	$11,932,402	$1,309,688	$4,687,961	$17,930,051
Purchases	—	5,870,000	7,170,000	13,040,000
Sales / Paydowns	(3,392,073)	—	—	(3,392,073)
Realized gains/(losses)	3	—	—	3
Change in unrealized appreciation/(depreciation)	(1,239,575)	(477,198)	(2,046,357)	(3,763,130)
Amortization	(3)	770	—	767
Transfers from Level 3	(439,858)	—	—	(439,858)
Transfers to Level 3	—	—	1,812,258	1,812,258
Balance as of October 31, 2022	$6,860,896	$6,703,260	$11,623,862	$25,188,018

The Fund’s investments classified as Level 3 were either single broker quoted or valued using a model approach, including the Fund’s assumptions in determining their fair value.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	27

BBH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $605,676,506)	$547,392,432
Cash	1,647,637
Foreign currency at value (Cost $226)	228
Receivables for:
Interest	3,562,750
Shares sold	63,733
Dividends	40,402
Prepaid expenses	580
Total Assets	552,707,762
LIABILITIES:
Payables for:
Investments purchased	3,737,850
Futures variation margin on open contracts	1,131,141
Investment advisory and administrative fees	173,949
Shares redeemed	156,545
Dividends declared	102,524
Professional fees	78,963
Custody and fund accounting fees	33,407
Transfer agent fees	5,974
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	18,682
Total Liabilities	5,440,146
NET ASSETS	$547,267,616
Net Assets Consist of:
Paid-in capital	$657,128,898
Accumulated deficit	(109,861,282)
Net Assets	$547,267,616
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($547,267,616 ÷ 64,481,118 shares outstanding)	$ 8.49

The accompanying notes are an integral part of these financial statements.

28

BBH INCOME FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Dividends	$881,519
Interest income	23,611,505
Interest income from affiliates	6,682
Other income	204,854
Total Income	24,704,560
Expenses:
Investment advisory and administrative fees	2,333,246
Custody and fund accounting fees	128,226
Professional fees	86,322
Board of Trustees' fees	61,723
Transfer agent fees	35,585
Miscellaneous expenses	94,825
Total Expenses	2,739,927
Net Investment Income	21,964,633
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(12,191,827)
Net realized loss on futures contracts	(24,406,174)
Net realized loss on investments in securities and futures contracts	(36,598,001)
Net change in unrealized appreciation/(depreciation) on investments in securities	(72,404,525)
Net change in unrealized appreciation/(depreciation) on futures contracts	(14,401,094)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	2
Net change in unrealized appreciation/(depreciation) on investments in securities, futures contracts and foreign currency translations	(86,805,617)
Net Realized and Unrealized Loss	(123,403,618)
Net Decrease in Net Assets Resulting from Operations	$(101,438,985)

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	29

BBH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$21,964,633	$17,430,111
Net realized loss on investments in securities and futures contracts	(36,598,001)	(132,131)
Net change in unrealized appreciation/(depreciation) on investments in securities, futures contracts and foreign currency translations	(86,805,617)	6,465,042
Net increase/(decrease) in net assets resulting from operations	(101,438,985)	23,763,022
Dividends and distributions declared:
Class I	(21,910,553)	(36,718,571)
Share transactions:
Proceeds from sales of shares	141,932,385	216,267,575
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	2,974,846	3,100,657
Proceeds from short-term redemption fees	1,609	2,369
Cost of shares redeemed	(86,537,595)	(62,053,028)
Net increase in net assets resulting from share transactions	58,371,245	157,317,573
Total increase/(decrease) in net assets	(64,978,293)	144,362,024
NET ASSETS:
Beginning of year	612,245,909	467,883,885
End of year	$547,267,616	$612,245,909

The accompanying notes are an integral part of these financial statements.

30

BBH INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year/period.

	For the years ended October 31,				For the period from June 27, 2018 (commencement of operations) to October 31, 2018
	2022	2021	2020	2019
Net asset value, beginning of year/period	$10.49	$10.77	$10.61	$9.83	$10.00
Income from investment operations:
Net investment income[1]	0.36	0.34	0.34	0.36	0.10
Net realized and unrealized gain (loss)	(2.00)	0.15	0.46	0.78	(0.17)
Total income (loss) from investment operations	(1.64)	0.49	0.80	1.14	(0.07)
Dividends and distributions to shareholders:
From net investment income	(0.36)	(0.33)	(0.34)	(0.36)	(0.10)
From net realized gains	–	(0.44)	(0.30)	–	–
Total dividends and distributions to shareholders	(0.36)	(0.77)	(0.64)	(0.36)	(0.10)
Short-term redemptions fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	–
Net asset value, end of year/period	$8.49	$10.49	$10.77	$10.61	$9.83
Total return[3]	(15.93)%	4.64%	7.87%	11.76%	(0.75)%[4]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$547	$612	$468	$406	$147
Ratio of expenses to average net assets before reductions	0.47%	0.47%	0.48%	0.52%	0.67%[5]
Fee waiver[6]	–%	–%	–%	(0.02)%	(0.17)%[5]
Ratio of expenses to average net assets after reductions	0.47%	0.47%	0.48%	0.50%	0.50%[5]
Ratio of net investment income to average net assets	3.77%	3.19%	3.24%	3.49%	3.12%[5]
Portfolio turnover rate	56%	69%	116%	77%	94%[4]
____________
[1]	Calculated using average shares outstanding for the year/period.
[2]	Less than $0.01.
[3]	Assumes the reinvestment of distributions.
[4]	Not annualized.
[5]	Annualized with the exception of audit fees, legal fees and registration fees.
[6]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020, 2019 and the period ended October 31, 2018 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 0.50%. The agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2022, 2021, 2020, 2019 and the period from June 27, 2018 to October 31, 2018, the waived fees were $–, $–, $–, $55,757 and $94,185, respectively.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	31

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 27, 2018 and offers two share classes, Class N and Class I. As of October 31, 2022, Class N shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide maximum total return, with an emphasis on current income, consistent with preservation of capital and prudent investment management. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

 Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

32

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

 Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2022, are listed in the Portfolio of Investments.

For the year ended October 31, 2022, the average monthly notional amount of open futures contracts was $204,761,393. The range of monthly notional amounts was $165,430,266 to $232,169,383.

financial statements october 31, 2022	33

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Fair Values of Derivative Instruments as of October 31, 2022

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/ (depreciation) on futures contracts	$258,773	*	Net unrealized appreciation/ (depreciation) on futures contracts	$(16,627,445	)*

Total		$258,773			$(16,627,445)

 ____________

*

Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Loss on Derivatives
Futures Contracts	$(24,406,174)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(14,401,094)

E.Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation S and Regulation D of the 1933 Act (“Private Placement Securities”). A Private Placement Security may be considered illiquid, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

34

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

F.Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a

financial statements october 31, 2022	35

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $21,910,553 and $36,718,571 to Class I shares during the years ended October 31, 2022 and October 31, 2021, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2022:	$21,910,553	$—	$21,910,553	$—	$21,910,553
2021:	30,192,596	6,525,975	36,718,571	—	36,718,571

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$28,575	$—	$(48,543,872)	$13,306,759	$(74,652,744)	$(109,861,282)
2021:	114,713	—	(257,363)	1,478,034	12,152,873	13,488,257

The Fund had $48,543,872 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $24,444,322 and $24,099,550, is attributable to short-term and long-term capital losses, respectively.

36

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the year ended October 31, 2022, the Fund incurred $2,333,246 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class I shares to 0.50%. The agreement will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022, the Investment Adviser waived fees in the amount of $0 for Class I.

financial statements october 31, 2022	37

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

C.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $128,226 in custody and fund accounting fees. The Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2022 was $6,682. This amount is included in “Interest income from affiliates” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022, was $473. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $61,723 in independent Trustee compensation and expense reimbursements.

E.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $339,707,190 and $323,326,221, respectively.

38

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended		For the year ended
	October 31, 2022		October 31, 2021
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	14,985,215	$141,932,385	20,537,274	$216,267,575
Shares issued in connection with reinvestments of dividends	315,033	2,974,846	293,453	3,100,657
Proceeds from short-term redemption fees	N/A	1,609	N/A	2,369
Shares redeemed	(9,170,419)	(86,537,595)	(5,908,472)	(62,053,028)
Net increase	6,129,829	$58,371,245	14,922,255	$157,317,573

6. Principal Risk Factors and Indemnifications.

A.Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid investment risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. If the issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower

financial statements october 31, 2022	39

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates were phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than June 2023 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also

40

BBH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

adversely affect the fund’s performance and/or net asset value (LIBOR transition risk).The Fund may invest in convertible securities which may perform in a similar manner to a regular debt security and are subject to variety of risks, including investment risk and interest rate risk (convertible securities risk). The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities (preferred securities risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2022	41

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022, to October 31, 2022).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

42

BBH INCOME FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$916	$2.27
Hypothetical[2]	$1,000	$1,023	$2.40

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.47% for Class I shares, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2022	43

BBH INCOME FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might

44

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

be desirable for more than one account or funds, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or

financial statements october 31, 2022	45

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client. BBH reserves the right to redeem at any time some

46

BBH INCOME FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2022	47

BBH INCOME FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2022 was 84.18%. In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

financial statements october 31, 2022	49

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

50

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

financial statements october 31, 2022	51

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.

52

TRUSTEES AND OFFICERS OF BBH INCOME FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2022	53

BBH INCOME FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

54

BBH INCOME FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

financial statements october 31, 2022	55

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Select Series — Large Cap Fund

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The investment objective of BBH Select Series-Large Cap Fund (the “Fund”) is to provide investors with long-term growth of capital. The Fund seeks to provide attractive compounded returns over full market cycles and outperform in down markets. We employ a bottom-up, fundamental process that seeks to invest in competitively advantaged, well-managed, cash generative businesses that provide essential products and services. With reducing the likelihood of permanent loss of capital on any single investment being one of our key goals, we work to identify risks outside of company management’s control so we can consider the range of potential outcomes for each business. Our portfolio construction decisions are driven by an approach that considers the quality of the businesses, its long-term growth prospects, and valuation relative to our appraisals of intrinsic value1. We invest with a long-term ownership perspective and an expectation that our returns will be driven by the underlying earnings power of the businesses, its effectiveness at deploying capital, and its operational and financial resilience during periods of economic stress. We do not prioritize benchmark sensitivity in managing the Fund – neither in terms of sector exposures nor individual position weights. As a result, we expect our active share2 will remain relatively high, and performance of the Fund may differ meaningfully from major indexes at various points within a market cycle as we maintain our independent perspective and focus on long-term compounding.

For the fiscal year ending October 31st, 2022, the Fund declined -18.93% net of fees. During the same period, the benchmark S&P 500 Index (“S&P 500”) declined -14.61%. Both the Fund and Index were negatively impacted by a sharp rise in inflation, higher interest rates, supply chain disruptions, and geopolitical conflicts. Underperformance of the Fund relative to the Index was primarily due to security selection in the Health Care sector and an absence of exposure to the Energy sector which gained approximately 65% for the period.

Since its inception on September 9th, 2019, the Fund returned 4.52% net of fees on an annualized basis, compared to 10.50% for the S&P 500. The Fund’s underperformance for the period primarily resulted from underexposure to a small group of Technology and Internet companies that drove a substantial share of the Index’s returns. Nevertheless, our portfolio companies have executed well and have produced solid growth and fundamental performance while maintaining appropriately conservative capital structures. These achievements are evident at the aggregate portfolio level, where we have observed attractive growth in revenue, cash flow and earnings, superior profit margins, returns on capital, and healthy balance sheets.

The Fund’s top contributors during fiscal 2022 were concentrated in the Financial Services sector. These holdings included Progressive Corp. (PGR), A.J. Gallagher (AJG), and Berkshire Hathaway (BRK.B) - all benefiting from the higher interest rate environment and strong pricing power. Value-based retail holdings such as Dollar General (DG) and Costco (COST) also were among the top contributors for the period as consumers grew increasingly price conscious and prioritized non-discretionary spending. The Fund’s largest detractors during the period were Alphabet (GOOG), Amazon.com (AMZN), and NIKE (NKE). While there were specific circumstances affecting the fundamental performance of each of these companies during the year, they all shared a common attribute of economic sensitivity, particularly with respect to consumer sentiment.

________________

[1]	BBH’s estimate of the present value of the cash that a business can generate and distribute to shareholders over its remaining life.
[2]	Active Share is defined as the percentage of a portfolio's holding that differs from its benchmark index.

financial statements october 31, 2022	3

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

During fiscal 2022, the Fund initiated five new investments: Microsoft (MSFT), Pool Corp. (POOL), Signature Bank (SBNY), Adobe (ADBE), and Texas Instruments (TXN), all of which we view as being well-positioned leaders in attractive market segments with durable growth characteristics. The Fund exited seven positions during the period: Visa (V), Brown-Forman (BF.B), Colgate-Palmolive (CL), Baxter International (BAX), Starbucks (SBUX), Sherwin-Williams (SHW), and Pool Corp. (POOL). Exit decisions were generally based on our assessments of relative attractiveness to other investment opportunities as they evolved in an unusually dynamic market. Sales of recently purchased Pool Corp. and Sherwin-Williams were based on the observation of a rapidly deteriorating U.S. housing market where both companies have material exposure. Turnover for the 12-month period was 25.34%.

As of October 31st, 2022, the Fund held positions in 29 companies, with 46.5% of the assets held in the 10 largest holdings and 6.3% in cash. The Fund ended the fiscal year trading at roughly 74% of our underlying intrinsic value estimates on a weighted average basis.

________________

Portfolio holdings are subject to change.

4

BBH SELECT SERIES – LARGE CAP FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Select Series - Large Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (September 9, 2019) to October 31, 2022 as compared to the S&P 500.

The annualized gross expense ratios as shown in the March 1, 2022 prospectus for Class I and Retail Class shares were 0.70% and 2.68%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged weighted index of 500 stocks providing a broad indicator of stock price movements. The composition of the index is materially different than the Fund’s holdings. The index is unmanaged. Investments cannot be made in an index.

financial statements october 31, 2022	5

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Select Series – Large Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Large Cap Fund, one of the funds within BBH Trust (the “Fund”), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from September 9, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 9, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

6

BBH SELECT SERIES – LARGE CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

financial statements october 31, 2022	7

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO ALLOCATION

October 31, 2022

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$24,137,826	6.5%
Communications	39,031,322	10.5
Consumer Cyclical	45,946,350	12.3
Consumer Non-Cyclical	71,203,252	19.2
Financials	84,806,037	22.9
Industrials	32,892,519	8.8
Technology	50,319,433	13.5
Cash and Other Assets in Excess of Liabilities	23,496,533	6.3
NET ASSETS	$371,833,272	100.0%

All data as of October 31, 2022. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Shares		Value
	COMMON STOCK (93.7%)
	BASIC MATERIALS (6.5%)
68,882	Celanese Corp. (Series A)	$6,620,938
58,910	Linde, Plc. (Ireland)	17,516,888
	Total Basic Materials	24,137,826

	COMMUNICATIONS (10.5%)
239,940	Alphabet, Inc. (Class C)[1]	22,712,720
60,989	Amazon.com, Inc.[1]	6,247,713
5,387	Booking Holdings, Inc.[1]	10,070,889
	Total Communications	39,031,322

	CONSUMER CYCLICAL (12.3%)
89,526	Copart, Inc.[1]	10,297,280
27,786	Costco Wholesale Corp.	13,934,679
46,597	Dollar General Corp.	11,884,565
106,062	NIKE, Inc. (Class B)	9,829,826
	Total Consumer Cyclical	45,946,350

	CONSUMER NON-CYCLICAL (19.2%)
75,152	Abbott Laboratories	7,435,539
228,765	Alcon, Inc. (Switzerland)	13,881,460
46,508	Diageo, Plc. ADR (United Kingdom)	7,765,441
58,505	Nestle S.A. ADR (Switzerland)	6,360,079
28,416	S&P Global, Inc.	9,128,640
24,964	Thermo Fisher Scientific, Inc.	12,830,747
91,533	Zoetis, Inc. (Class A)	13,801,346
	Total Consumer Non-Cyclical	71,203,252

	FINANCIALS (22.9%)
95,170	Arthur J Gallagher & Co.	17,804,404
54	Berkshire Hathaway, Inc. (Class A)[1]	24,032,700
59,807	Mastercard, Inc. (Class A)	19,627,461
123,257	Progressive Corp	15,826,199
47,406	Signature Bank	7,515,273
	Total Financials	84,806,037

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Shares		Value

	COMMON STOCKS (continued)
	INDUSTRIALS (8.8%)
153,229	AO Smith Corp.	8,393,885
152,098	Graco, Inc.	10,582,979
87,868	Waste Management, Inc.	13,915,655
	Total Industrials	32,892,519

	TECHNOLOGY (13.5%)
20,107	Adobe, Inc.[1]	6,404,079
35,353	KLA Corp.	11,187,457
59,343	Microsoft Corp.	13,775,291
136,288	Oracle Corp.	10,640,004
51,750	Texas Instruments, Inc.	8,312,602
	Total Technology	50,319,433
	Total Common Stock
	(Cost $294,567,110)	348,336,739

TOTAL INVESTMENTS (Cost $294,567,110)[2]	93.7%	$348,336,739
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	6.3%	23,496,533
NET ASSETS	100.00%	$371,833,272

____________

[1]	Non-income producing security.
[2]

The aggregate cost for federal income tax purposes is $294,567,568, the aggregate gross unrealized appreciation is $71,896,931 and the aggregate gross unrealized depreciation is $18,127,760, resulting in net unrealized appreciation of $53,769,171.

Abbreviation:

ADR − American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

10

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH SELECT SERIES – LARGE CAP FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Common Stock:
Basic Materials	$24,137,826	$—	$—	$24,137,826
Communications	39,031,322	—	—	39,031,322
Consumer Cyclical	45,946,350	—	—	45,946,350
Consumer Non-Cyclical	71,203,252	—	—	71,203,252
Financials	84,806,037	—	—	84,806,037
Industrials	32,892,519	—	—	32,892,519
Technology	50,319,433	—	—	50,319,433
Investments, at value	$348,336,739	$—	$—	$348,336,739

The accompanying notes are an integral part of these financial statements.

12

BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $294,567,110)	$348,336,739
Cash	23,317,938
Receivables for:
Dividends	456,275
Shares sold	56,549
Interest	11,487
Investment advisory and administrative fee waiver reimbursement	5,205
Prepaid expenses	6,664
Total Assets	372,190,857
LIABILITIES:
Payables for:
Investment advisory and administrative fees	189,385
Shares redeemed	80,640
Professional fees	58,503
Custody and fund accounting fees	7,453
Transfer agent fees	7,230
Board of Trustees' fees	1,111
Distribution fees	156
Accrued expenses and other liabilities	13,107
Total Liabilities	357,585
NET ASSETS	$371,833,272
Net Assets Consist of:
Paid-in capital	$312,634,941
Retained earnings	59,198,331
Net Assets	$371,833,272

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($371,023,222 ÷ 33,473,293 shares outstanding)	$11.08
RETAIL CLASS SHARES
($810,050 ÷ 73,874 shares outstanding)	$10.97

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH SELECT SERIES – LARGE CAP FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $32,181)	$3,734,513
Interest income from affiliates	66,216
Other income	15
Total Income	3,800,744
Expenses:
Investment advisory and administrative fees	2,712,036
Professional fees	65,862
Board of Trustees' fees	60,457
Transfer agent fees	43,368
Custody and fund accounting fees	30,760
Distribution fees	3,356
Miscellaneous expenses	82,908
Total Expenses	2,998,747
Investment advisory and administrative fee waiver	(31,413)
Net Expenses	2,967,334
Net Investment Income	833,410
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	6,011,951
Net change in unrealized appreciation/(depreciation) on investments in securities	(91,844,873)
Net Realized and Unrealized Loss	(85,832,922)
Net Decrease in Net Assets Resulting from Operations	$(84,999,512)

The accompanying notes are an integral part of these financial statements.

14

BBH SELECT SERIES – LARGE CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$833,410	$1,329,279
Net realized gain on investments in securities	6,011,951	24,792,983
Net change in unrealized appreciation/(depreciation) on investments in securities	(91,844,873)	117,074,293
Net increase/(decrease) in net assets resulting from operations	(84,999,512)	143,196,555
Dividends and distributions declared:
Class I	(15,461,745)	(1,483,494)
Retail Class	(57,689)	(5,835)
Total dividends and distributions declared	(15,519,434)	(1,489,329)
Share transactions:
Proceeds from sales of shares*	69,625,181	70,848,905
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	2,698,512	296,987
Proceeds from short-term redemption fees	2	40
Cost of shares redeemed*	(68,824,127)	(132,867,067)
Net increase/(decrease) in net assets resulting from share transactions	3,499,568	(61,721,135)
Total increase/(decrease) in net assets	(97,019,378)	79,986,091
NET ASSETS:
Beginning of year	468,852,650	388,866,559
End of year	$371,833,272	$468,852,650

_______________________

 * Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

BBH SELECT SERIES – LARGE CAP FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class I share outstanding throughout each year/period.

	For the years ended October 31,			For the period from September 9, 2019 (commencement of operations) to October 31, 2019
	2022	2021	2020
Net asset value, beginning of year/period	$14.12	$10.30	$10.12	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.04	0.03	0.01
Net realized and unrealized gain/(loss)	(2.60)	3.82 [2]	0.15	0.11
Total income/(loss) from investment operations	(2.57)	3.86 [2]	0.18	0.12
Dividends and distributions to shareholders:
From investment income	(0.04)	(0.04)[2]	(0.00)[3]	—
From net realized gains	(0.43)	—	—	—
Total dividends and distributions to shareholders	(0.47)	(0.04)[2]	(0.00)[3]	—
Short-term redemption fees[1]	—	0.00 [3]	0.00 [3]	—
Net asset value, end of year/period	$11.08	$14.12	$10.30	$10.12
Total return[4]	(18.93)%	37.56%	1.82%	1.20%[5]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$371	$467	$387	$397
Ratio of expenses to average net assets before reductions	0.71%	0.70%	0.74%	0.75%[6]
Fee waiver	—%[7]	—%[7]	—%[7]	(0.01)%[6,7]
Ratio of expenses to average net assets after reductions	0.71%	0.70%	0.74%	0.74%[6]
Ratio of net investment income to average net assets	0.20%	0.29%	0.34%	0.52%[6]
Portfolio turnover rate	26%	18%	38%	0%[5]
____________
[1]	Calculated using average shares outstanding for the year/period.
[2]

Amounts previously presented incorrectly have been revised to reflect the proper per share amounts. The amounts have been revised from previously reported $3.74, $3.78, $0.04 and $0.04 per share for Net realized and unrealized gain/(loss), Total income/(loss) from investment operations, From investment income and Total dividends and distributions, respectively.

[3]	Less than $0.01.
[4]	Assumes the reinvestment of distributions.
[5]	Not annualized.

The accompanying notes are an integral part of these financial statements.

16

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year/period.

[6]	Annualized with the exception of audit fees, legal fees and registration fees.
[7]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.80%. The Agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2022, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $0, $0, $0 and $27,976, respectively.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	17

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Retail Class share outstanding throughout each year/period.

	For the years ended October 31,			For the period from September 9, 2019 (commencement of operations) to October 31, 2019
	2022	2021	2020
Net asset value, beginning of year/period	$13.99	$10.24	$10.09	$10.00
Income from investment operations:
Net investment income/(loss)[1]	(0.02)	(0.01)	0.00 [2]	0.01
Net realized and unrealized gain/(loss)	(2.57)	3.80 [3]	0.15	0.08
Total income/(loss) from investment operations	(2.59)	3.79 [3]	0.15	0.09
Dividends and distributions to shareholders:
From investment income	—	(0.04)[3]	—	—
From net realized gains	(0.43)	—	—	—
Total dividends and distributions to shareholders	(0.43)	(0.04)[3]	—	—
Short-term redemption fees[1]	0.00 [2]	—	—	0.00 [2]
Net asset value, end of year/period	$10.97	$13.99	$10.24	$10.09
Total return[4]	(19.17)%	37.10%	1.49%	0.90%[5]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$1	$2	$2	$2
Ratio of expenses to average net assets before reductions	3.39%	2.68%	3.48%	5.79%[6]
Fee waiver	(2.34)%[7]	(1.63)%[7]	(2.43)%[7]	(4.74)%[6,7]
Ratio of expenses to average net assets after reductions	1.05%	1.05%	1.05%	1.05%[6]
Ratio of net investment income/(loss) to average net assets	(0.14)%	(0.06)%	0.03%	0.46%[6]
Portfolio turnover rate	26%	18%	38%	0%[5]
____________
[1]	Calculated using average shares outstanding for the year/period.
[2]	Less than $0.01.
[3]

Amounts previously presented incorrectly have been revised to reflect the proper per share amounts. The amounts have been revised from previously reported $3.72, $3.71, $0.04 and $0.04 per share for Net realized and unrealized gain/(loss), Total income/(loss) from investment operations, From investment income and Total dividends and distributions, respectively.

[4]	Assumes the reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.

18

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Retail Class share outstanding throughout each year/period.

[5]	Not annualized.
[6]	Annualized with the exception of audit fees, legal fees and registration fees.
[7]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.05%. The Agreement is effective through March 1, 2023 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2022, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $31,413, $27,841, $47,750 and $8,357, respectively.

The accompanying notes are an integral part of these financial statements.

financial statements October 31, 2022	19

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on September 9, 2019 and offers two share classes, Class I and Retail Class. Neither Class I shares nor Retail Class shares automatically convert to any other share class of the Fund. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities. The investment objective of the Fund is to provide investors with long-term growth of capital. As of October 31, 2022, there were eight series of the Trust.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A.Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (the “Board”); (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

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BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

C.Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since September 9, 2019 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $15,461,745 and $57,689 to Class I shares and Retail Class shareholders, respectively, during the year ended October 31, 2022 and the amount of $1,483,494 and $5,835 to Class I shares and Retail Class shareholders, respectively, during the year ended October 31, 2021.

financial statements october 31, 2022	21

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2022:	$1,201,040	$14,318,394	$15,519,434	$—	$15,519,434
2021:	1,489,329	—	1,489,329	—	1,489,329

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$826,333	$4,602,828	$—	$(458)	$53,769,628	$59,198,331
2021:	1,114,173	14,316,835	—	(458)	145,694,290	161,124,840
The Fund did not have a net capital loss carryforward at October 31, 2022.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

22

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

3.Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of the Fund’s average daily net assets and 0.60% per annum on the Fund’s average daily net assets over $3 billion. For year ended October 31, 2022, the Fund incurred $2,712,036 under the Agreement.

B.Investment Advisory and Administrative Fee Waivers. Effective September 9, 2019 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class I and Retail Class to 0.80%. The agreement will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022, the Investment Adviser waived fees in the amount of $0 and $31,413 for Class I and Retail Class, respectively.

C.Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.05% of the average daily net assets. For the year ended October 31, 2022, Retail Class shares of the Fund incurred $3,356 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

D.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net assets value. For the year ended October 31, 2022, the Fund incurred $30,760 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total

financial statements october 31, 2022	23

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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

interest earned by the Fund for the year ended October 31, 2022 was $66,216. This amount is included in “Interest income from affiliates” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022, was $0. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $60,457 in independent Trustee compensation and expense reimbursements.

F.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $105,688,474 and $130,618,629, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I and Retail Class shares of beneficial interest at no par value. Transactions in Class I and Retail Class shares were as follows:

	For the year ended October 31, 2022		For the year ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	5,522,010	$69,601,637	5,766,662	$70,599,590
Shares issued in connection with reinvestments of dividends	186,763	2,640,823	25,428	291,152
Proceeds from short-term redemption fees	N/A	—	N/A	40
Shares redeemed	(5,303,439)	(68,011,770)	(10,274,265)	(131,739,744)
Net increase/(decrease)	405,334	$4,230,690	(4,482,175)	$(60,848,962)
Retail Class
Shares sold	1,770	$23,544	20,099	$249,315
Shares issued in connection with reinvestments of dividends	4,112	57,689	513	5,835
Proceeds from short-term redemption fees	N/A	2	N/A	—
Shares redeemed	(66,106)	(812,357)	(98,352)	(1,127,323)
Net decrease	(60,224)	$(731,122)	(77,740)	$(872,173)

24

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2022 and 2021. Specifically:

During the year ended October 31, 2022, there were no exchanges between Class I and Retail Class.

During the year ended October 31, 2021, 357 shares of Retail Class were exchanged for 354 shares of Class I valued at $4,518.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund invests in large cap company securities, which may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers

financial statements october 31, 2022	25

BBH SELECT SERIES – LARGE CAP FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

26

BBH SELECT SERIES – LARGE CAP FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2022	27

BBH SELECT SERIES – LARGE CAP FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$904	$3.45
Hypothetical[2]	$1,000	$1,022	$3.67

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Retail Class
Actual	$1,000	$903	$5.04
Hypothetical[2]	$1,000	$1,020	$5.35

_____________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.72% and 1.05% for Class I and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365.

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

28

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might

financial statements october 31, 2022	29

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or

30

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior

financial statements october 31, 2022	31

BBH SELECT SERIES – LARGE CAP FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

32

BBH SELECT SERIES – LARGE CAP FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

The Fund hereby designates $15,725,957 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

financial statements october 31, 2022	33

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022, is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

34

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

financial statements october 31, 2022	35

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

36

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.

financial statements october 31, 2022	37

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

38

BBH SELECT SERIES – LARGE CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

financial statements october 31, 2022	39

BBH SELECT SERIES – LARGE CAP FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

40

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH Intermediate Municipal Bond Fund

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

The BBH Intermediate Municipal Bond Fund (the “Fund”) Class I produced a total return of -9.74% (net of fees and expenses) for the twelve-month period ending October 31, 2022, as compared to its benchmark, The Bloomberg 1-15 Year Municipal Index1, which had a return of -8.94% over the same period. Throughout the measurement period, the bond market struggled under the weight of the Federal Reserve’s most aggressive inflation-fighting campaign in decades.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits that provide attractive yields or return potential. Our objective and strategy have remained the same since we launched the Fund on April 1, 2014. The Fund’s net assets declined from both net outflows and negative returns, ending October at just over $650 million.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. We entered the fiscal year with elevated valuations that we viewed as heavily dependent on fiscal and monetary stimulus measures as well as record inflows into industry funds. These market supports crumbled as the Fed pivoted to contain the 40-year high in domestic inflation. Yields increased to their highest levels since the Global Financial Crisis, credit valuations normalized, and fund redemptions hit record levels. We view volatility constructively and actively engaged throughout the year as our opportunity set expanded.

For the twelve-month period, intermediate and long-term tax-exempt interest rates increased by 250 basis points2, while short maturity yields climbed 300 basis points. During this time, the credit-sensitive portions of the Municipal market underperformed significantly. Relative to an equal-weighted blend of AAA- and AA-rated securities, BBB-rated debt trailed by 400 basis points and Municipal High Yield lagged by over 500 basis points during the year. The Fund’s exposure to BBB-rated bonds has been modest, at around 3%, and it has zero high-yield exposure. The Fund owns a portfolio of resilient, higher-quality credits which provided us flexibility to take advantage of many opportunities that emerged during the last twelve months.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2022, the Fund held approximately 82% of its net assets in Revenue Bonds and the balance in GOs. Within the Revenue sector, the Fund’s largest exposure was to State Housing Finance Authority (HFA) sub-sector, which comprised 24% of Fund net assets at the end of the fiscal year, up 8% versus the prior year end. We also increased the Fund’s exposure to the Prepaid Natural Gas and Airport sectors by approximately 5% each. The combination of higher base yields, wider credit spreads and rampant forced selling helped generate a wide range of opportunities. Consequently, portfolio turnover for the fiscal year was elevated.

The Fund continued to hold large exposures to bonds with non-standard coupons such as zero-coupon bonds and floating-rate notes. As of October 31st, these two types of bonds comprised 15% and 11% of the fund’s net assets, respectively. The magnitude of rate increases also materially extended the duration of the Fund’s benchmark. Consistent with our strategy, we executed many purchases in ten- to fifteen-year maturities to keep the Fund’s duration relatively in-line.

financial statements october 31, 2022	3

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Despite the performance headwinds from rising interest rates, municipal market valuations have improved significantly. We believe the Fund is well-positioned going forward with its holdings of high-quality credits that are providing attractive yields.

Thank you for your continued confidence.

________________

There is no assurance the objective will be achieved. Holdings are subject to change.
[1]

Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index. Bloomberg® and the Bloomberg indexes are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Brown Brothers Harriman & Co (BBH). Bloomberg is not affiliated with BBH, and Bloomberg does not approve, endorse, review, or recommend the BBH strategies. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the fund.

[2]	One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

Credit ratings reflect the credit quality of the underlying issues in the portfolio and not of the portfolio itself. Issues with credit ratings of BBB or better are considered to be investment grade, with adequate capacity to meet financial commitments. Issues with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

Portfolio holdings and characteristics are subject to change.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)

October 31, 2022

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2022 as compared to the BMBB.

The annualized gross expense ratios as shown in the March 1, 2022 prospectus for Class N and Class I shares were 0.69% and 0.45%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

________________

[1]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

financial statements october 31, 2022	5

BBH INTERMEDIATE MUNICIPAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH Intermediate Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund, one of the funds within BBH Trust (the “Fund”), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO ALLOCATION

October 31, 2022

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$671,121,117	102.9%
Liabilities in Excess of Other Assets	(19,211,379)	(2.9)
NET ASSETS	$651,909,738	100.0%

All data as of October 31, 2022. BBH Intermediate Municipal Bond Fund’s (the “Fund”) security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$139,637,874	20.8%
AA	281,383,495	41.9
A	185,148,963	27.6
BBB	64,865,556	9.7
Not rated	85,229	0.0 *
TOTAL INVESTMENTS	$671,121,117	100.0%
_______________________
*	Less than 0.05%.

All data as of October 31, 2022. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	7

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (102.9%)
	Arizona (0.8%)
$3,000,000	County of Yavapai Industrial Development Authority, Revenue Bonds	06/01/27	1.300%	$2,566,080
205,000	Salt Verde Financial Corp., Revenue Bonds	12/01/22	5.250	205,181
2,300,000	Salt Verde Financial Corp., Revenue Bonds	12/01/37	5.000	2,267,271
	Total Arizona			5,038,532
	California (9.2%)
3,750,000	Allan Hancock Joint Community College District, General Obligation Bonds[1]	08/01/42	0.000	2,591,850
1,000,000	Anaheim City School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	862,218
1,040,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[1]	08/01/28	0.000	826,807
2,140,000	Anaheim City School District, General Obligation Bonds, AGM, NPFG[1]	08/01/29	0.000	1,627,362
3,195,000	Anaheim Public Financing Authority, Revenue Bonds, AGM[1]	09/01/30	0.000	2,285,952
1,185,000	California Pollution Control Financing Authority, Revenue Bonds[2,3]	11/01/40	3.125	1,138,743
2,000,000	Center Unified School District, General Obligation Bonds, BAM[1]	08/01/31	0.000	1,392,359
1,040,000	Chaffey Joint Union High School District, General Obligation Bonds[1]	08/01/33	0.000	651,517
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[1]	02/01/34	0.000	612,694
1,450,000	Chino Valley Unified School District, General Obligation Bonds[1]	08/01/34	0.000	855,064
2,200,000	Chino Valley Unified School District, General Obligation Bonds[1]	08/01/35	0.000	1,225,189
1,015,000	Downey Unified School District, General Obligation Bonds[1]	08/01/33	0.000	630,530
1,000,000	Downey Unified School District, General Obligation Bonds[1]	08/01/35	0.000	554,827
2,000,000	Glendale Community College District, General Obligation Bonds[1]	08/01/32	0.000	1,284,677
2,500,000	Glendale Community College District, General Obligation Bonds[1]	08/01/33	0.000	1,515,951
3,350,000	Glendale Community College District, General Obligation Bonds[1]	08/01/35	0.000	1,806,205
5,240,000	Glendale Community College District, General Obligation Bonds[1]	08/01/36	0.000	2,663,671
1,900,000	Glendale Community College District, General Obligation Bonds[1]	08/01/37	0.000	907,177

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$1,000,000	Grossmont Healthcare District, General Obligation Bonds, AMBAC[1]	07/15/30	0.000%	$731,746
1,100,000	La Mesa-Spring Valley School District, General Obligation Bonds, NPFG[1]	08/01/26	0.000	950,184
1,660,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[1]	08/01/27	0.000	1,367,653
1,110,000	Lake Tahoe Unified School District, General Obligation Bonds, NPFG[1]	08/01/30	0.000	799,055
725,000	Long Beach Bond Finance Authority, Revenue Bonds	11/15/22	5.250	725,323
755,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month USD-LIBOR + 1.450%)[3]	11/15/27	3.396	717,055
2,790,000	Long Beach Community College District, General Obligation Bonds, AGM[1]	06/01/30	0.000	2,078,647
1,255,000	Mount Diablo Unified School District, General Obligation Bonds	08/01/36	4.000	1,202,077
8,365,000	Northern California Gas Authority No 1, Revenue Bonds (3-Month USD-LIBOR + 0.720%)[3]	07/01/27	3.228	8,072,463
1,725,000	Oak Grove School District, General Obligation Bonds[1]	08/01/31	0.000	1,180,070
1,030,000	Oak Grove School District, General Obligation Bonds[1]	08/01/32	0.000	700,387
1,050,000	Oak Park Unified School District, General Obligation Bonds, AGM[1]	08/01/28	0.000	829,134
1,310,000	Palmdale Elementary School District, General Obligation Bonds, AGM[1]	08/01/36	0.000	687,716
975,000	Placer Union High School District, General Obligation Bonds, AGM[1]	08/01/30	0.000	708,829
775,000	Roseville Joint Union High School District, General Obligation Bonds, AGM[1]	08/01/30	0.000	568,585
1,035,000	Roseville Joint Union High School District, General Obligation Bonds[1]	08/01/33	0.000	645,663
1,385,000	Rowland Unified School District, General Obligation Bonds[1]	08/01/33	0.000	832,720
2,415,000	San Diego Unified School District, General Obligation Bonds[1]	07/01/34	0.000	1,444,039
3,000,000	San Diego Unified School District, General Obligation Bonds[1]	07/01/37	0.000	1,523,145
1,065,000	San Mateo Union High School District, General Obligation Bonds[1]	09/01/41	0.000	934,867
1,095,000	Santa Rita Union School District, General Obligation Bonds, AGM[1]	08/01/33	0.000	681,061

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	9

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$2,540,000	State of California, General Obligation Bonds	12/01/32	2.850%	$2,254,131
5,700,000	University of California, Revenue Bonds[4]	05/15/31	5.000	6,247,539
1,040,000	Windsor Unified School District, General Obligation Bonds[1]	08/01/33	0.000	635,956
	Total California			59,950,838
	Colorado (1.1%)
1,800,000	Colorado Health Facilities Authority, Revenue Bonds[3,5]	11/01/22	1.640	1,800,000
1,750,000	Colorado Health Facilities Authority, Revenue Bonds	01/01/38	4.000	1,638,788
696,269	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200	694,623
1,900,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[1]	09/01/25	0.000	1,698,041
1,750,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[1]	09/01/27	0.000	1,431,384
	Total Colorado			7,262,836
	Connecticut (3.6%)
165,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/30	2.000	141,672
450,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/30	2.050	383,691
400,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/31	2.100	339,271
2,565,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	05/15/42	4.250	2,541,585
6,030,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/45	3.500	5,789,739
100,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[3,5]	11/01/22	1.330	100,000
400,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[3,5]	11/01/22	1.370	400,000
3,800,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[2,3]	07/01/35	0.375	3,552,110
10,000,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[2,3]	07/01/49	1.100	9,262,163
1,085,000	State of Connecticut Special Tax Revenue, Revenue Bonds	05/01/36	4.000	1,033,035
	Total Connecticut			23,543,266

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	District of Columbia (1.4%)
$3,000,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/28	5.000%	$3,110,908
2,000,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/29	5.000	2,070,418
3,055,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/30	5.000	3,146,341
1,000,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/34	5.000	1,006,077
	Total District of Columbia			9,333,744
	Florida (4.0%)
2,600,000	City of Jacksonville, Revenue Bonds	10/01/31	5.000	2,851,405
2,660,000	County of Broward Airport System Revenue, Revenue Bonds	10/01/27	5.000	2,739,752
3,050,000	County of Broward Airport System Revenue, Revenue Bonds	10/01/31	5.000	3,115,032
3,315,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	07/01/50	4.000	3,258,887
3,000,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/54	5.500	3,102,957
1,000,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/32	5.000	1,023,618
2,500,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	2,480,740
5,850,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	5,793,428
1,080,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/38	5.000	1,070,710
500,000	Hillsborough County Industrial Development Authority, Revenue Bonds[3,5]	11/01/22	1.600	500,000
	Total Florida			25,936,529
	Georgia (3.6%)
5,000,000	Development Authority of Burke County, Revenue Bonds[2,3]	01/01/40	1.500	4,616,293
1,200,000	Development Authority of Burke County, Revenue Bonds[2,3]	11/01/45	3.000	1,196,010
2,715,000	Development Authority of Burke County, Revenue Bonds[2,3]	11/01/45	3.250	2,641,779
650,000	Development Authority of Burke County, Revenue Bonds[2,3]	12/01/49	1.700	618,138
345,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/25	5.000	353,368

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	11

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Georgia (continued)
$1,265,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/26	5.000%	$1,307,671
800,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/27	5.000	829,967
990,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000	1,029,013
2,700,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/29	5.000	2,797,970
1,140,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/31	5.000	1,173,252
1,000,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/33	5.000	1,017,752
500,000	Georgia Municipal Electric Authority, Revenue Bonds	01/01/34	5.000	505,752
1,750,000	Monroe County Development Authority, Revenue Bonds	07/01/25	2.250	1,638,883
3,850,000	Monroe County Development Authority, Revenue Bonds[2,3]	01/01/39	1.500	3,554,546
	Total Georgia			23,280,394
	Hawaii (0.3%)
1,600,000	State of Hawaii Airports System Revenue, Revenue Bonds	07/01/32	5.000	1,634,778
	Total Hawaii			1,634,778
	Illinois (3.2%)
800,000	Illinois Finance Authority, Revenue Bonds[3,5]	11/01/22	1.650	800,000
3,130,000	Illinois Finance Authority, Revenue Bonds	07/15/32	3.000	2,713,851
1,340,000	Illinois Finance Authority, Revenue Bonds	08/15/32	5.000	1,407,269
2,090,000	Illinois Finance Authority, Revenue Bonds	08/15/34	5.000	2,173,021
2,660,000	Illinois Finance Authority, Revenue Bonds	02/15/36	5.000	2,696,600
2,470,000	Illinois Finance Authority, Revenue Bonds	08/15/36	4.000	2,258,734
2,135,000	Metropolitan Pier & Exposition Authority, Revenue Bonds	07/01/26	7.000	2,296,595
985,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/26	5.000	1,019,430
4,300,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/27	5.000	4,442,013
870,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds	06/01/28	5.000	897,895
	Total Illinois			20,705,408

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Indiana (1.9%)
$400,000	Indiana Finance Authority, Revenue Bonds[3,5]	11/01/22	1.620%	$400,000
3,160,000	Indiana Housing & Community Development Authority, Revenue Bonds	01/01/49	3.750	3,081,820
2,280,000	Indiana Housing & Community Development Authority, Revenue Bonds, GNMA	07/01/49	3.250	2,199,648
7,000,000	Indiana Housing & Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/52	4.750	6,993,585
	Total Indiana			12,675,053
	Iowa (1.6%)
2,020,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/30	1.800	1,677,392
255,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000	253,689
420,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	3.500	402,515
3,225,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	3.750	3,144,535
5,435,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/52	3.000	5,032,864
	Total Iowa			10,510,995
	Kentucky (2.6%)
5,000,000	County of Trimble, Revenue Bonds	11/01/27	1.350	4,217,987
7,355,000	Kentucky Public Energy Authority, Revenue Bonds[2,3]	12/01/49	4.000	7,165,359
6,500,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[3]	08/01/52	3.244	5,852,824
	Total Kentucky			17,236,170
	Maryland (0.7%)
2,250,000	State of Maryland Department of Transportation, Revenue Bonds[4]	12/01/28	5.000	2,448,936
2,125,000	State of Maryland Department of Transportation, Revenue Bonds[4]	12/01/29	5.000	2,336,053
	Total Maryland			4,784,989
	Massachusetts (1.1%)
5,000,000	Massachusetts Clean Water Trust, Revenue Bonds (U.S. Consumer Price Index + 0.990%)	08/01/23	7.775	5,017,311
1,180,000	Massachusetts Development Finance Agency, Revenue Bonds	07/01/35	4.000	1,112,254
370,000	Massachusetts Housing Finance Agency, Revenue Bonds	06/01/34	3.300	323,860

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	13

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Massachusetts (continued)
$485,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/36	3.450%	$417,954
500,000	Massachusetts Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/37	4.150	453,058
	Total Massachusetts			7,324,437
	Michigan (1.2%)
65,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	66,698
325,000	Detroit City School District, General Obligation Bonds, AGM	05/01/27	5.250	347,523
1,550,000	Detroit City School District, General Obligation Bonds, AGM	05/01/30	5.250	1,712,788
3,940,000	Detroit City School District, General Obligation Bonds, AGM	05/01/32	5.250	4,285,146
1,240,000	Pontiac School District, General Obligation Bonds	05/01/31	5.000	1,349,338
	Total Michigan			7,761,493
	Minnesota (4.8%)
1,400,000	Becker Independent School District No 726, General Obligation Bonds[1]	02/01/32	0.000	939,935
3,420,000	Becker Independent School District No 726, General Obligation Bonds[1]	02/01/34	0.000	2,070,207
2,770,000	Becker Independent School District No 726, General Obligation Bonds[1]	02/01/35	0.000	1,577,437
2,000,000	Becker Independent School District No 726, General Obligation Bonds[1]	02/01/36	0.000	1,079,531
1,300,000	Duluth Independent School District No 709, General Obligation Bonds[1]	02/01/31	0.000	892,892
1,050,000	Duluth Independent School District No 709, General Obligation Bonds[1]	02/01/32	0.000	681,757
1,035,000	Duluth Independent School District No 709, General Obligation Bonds[1]	02/01/33	0.000	634,379
740,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/28	1.750	663,956
1,445,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/28	1.300	1,243,648
1,945,000	Minnesota Housing Finance Agency, Revenue Bonds	01/01/31	2.200	1,640,783
742,794	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/47	2.930	699,378
578,533	Minnesota Housing Finance Agency, Revenue Bonds, FHA, FHLMC, FNMA, GNMA	01/01/49	3.600	557,847

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Minnesota (continued)
$1,555,216	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/49	3.450%	$1,493,803
650,413	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/49	3.150	619,875
3,606,321	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	2.470	3,350,953
1,740,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	3.750	1,699,354
1,865,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/51	3.000	1,769,390
3,500,000	Minnesota Housing Finance Agency, Revenue Bonds	07/01/53	5.000	3,535,389
1,000,000	Sartell-St Stephen Independent School District No 748, General Obligation Bonds[1]	02/01/33	0.000	628,461
5,155,000	Shakopee Independent School District No 720, General Obligation Bonds[1]	02/01/29	0.000	3,985,574
2,250,000	St Paul Independent School District No 625, Certificates of Participation	02/01/32	2.000	1,767,913
	Total Minnesota			31,532,462
	Mississippi (0.1%)
1,000,000	Mississippi Business Finance Corp., Revenue Bonds[2,3]	03/01/27	2.200	963,524
	Total Mississippi			963,524
	Missouri (0.5%)
3,000,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/52	4.750	2,998,500
	Total Missouri			2,998,500
	Montana (1.0%)
915,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	903,478
2,295,000	Montana Board of Housing, Revenue Bonds	12/01/51	3.000	2,156,947
2,000,000	Montana Board of Housing, Revenue Bonds	06/01/52	3.000	1,865,092
1,620,000	Montana Board of Housing, Revenue Bonds	12/01/52	5.000	1,635,866
	Total Montana			6,561,383
	Nebraska (2.3%)
3,060,000	Central Plains Energy Project, Revenue Bonds[2,3]	03/01/50	5.000	3,061,642
10,000,000	Central Plains Energy Project, Revenue Bonds[2,3]	05/01/53	5.000	9,808,448
2,205,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	2,161,610
	Total Nebraska			15,031,700

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	15

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Hampshire (0.1%)
$1,000,000	New Hampshire Business Finance Authority, Revenue Bonds	08/01/24	3.125%	$975,299
	Total New Hampshire			975,299
	New Jersey (4.4%)
3,830,000	New Jersey Economic Development Authority, Revenue Bonds (SIFMA Municipal Swap Index Yield + 1.550%)[3]	09/01/27	3.790	3,832,209
2,485,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/28	0.000	1,896,132
7,000,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds	06/15/30	5.000	7,272,553
4,405,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/30	0.000	3,028,526
11,325,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/31	0.000	7,355,883
3,535,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, AGM[1]	12/15/33	0.000	2,056,857
1,265,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[1]	12/15/34	0.000	681,694
1,375,000	Rumson Boro School District, General Obligation Bonds	07/15/33	2.000	1,026,295
1,750,000	Township of Ewing, General Obligation Bonds	08/01/29	2.000	1,481,295
	Total New Jersey			28,631,444
	New Mexico (0.6%)
1,145,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000	1,126,711
2,570,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/51	3.500	2,480,135
	Total New Mexico			3,606,846
	New York (6.1%)
3,360,000	City of New York, General Obligation Bonds	08/01/37	4.000	3,107,133
2,000,000	Metropolitan Transportation Authority, Revenue Bonds (1-Month USD-LIBOR + 0.550%)[3]	11/01/30	3.074	2,000,000
9,760,000	Metropolitan Transportation Authority, Revenue Bonds (SOFR + 0.330%)[3]	11/01/35	2.374	9,472,976
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds[3,5]	11/01/22	1.590	500,000
750,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds	02/01/38	4.000	690,260

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$3,300,000	New York City Water & Sewer System, Revenue Bonds[3,5]	11/01/22	1.590%	$3,300,000
3,055,000	New York State Dormitory Authority, Revenue Bonds	03/15/35	4.000	2,918,391
3,750,000	New York State Dormitory Authority, Revenue Bonds	03/15/36	4.000	3,543,984
3,440,000	Port Authority of New York & New Jersey, Revenue Bonds	08/01/31	5.000	3,592,536
5,655,000	Port Authority of New York & New Jersey, Revenue Bonds	10/01/31	2.000	4,402,963
1,320,000	Port Authority of New York & New Jersey, Revenue Bonds	10/15/34	5.000	1,313,067
1,500,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/35	5.000	1,488,208
2,725,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[1]	11/15/30	0.000	1,915,899
3,500,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[1]	11/15/36	0.000	1,759,259
	Total New York			40,004,676
	North Carolina (3.0%)
500,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[3,5]	11/01/22	1.640	500,000
800,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[3,5]	11/01/22	1.640	800,000
3,700,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds	01/15/37	4.000	3,408,572
520,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/23	2.800	515,665
1,570,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/28	1.100	1,358,101
4,675,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/48	4.000	4,605,639
3,910,000	North Carolina Housing Finance Agency, Revenue Bonds, FNMA, GNMA	01/01/50	4.000	3,841,342
2,290,000	North Carolina Housing Finance Agency, Revenue Bonds	07/01/50	4.000	2,246,205
2,035,000	Raleigh Durham Airport Authority, Revenue Bonds	05/01/34	5.000	2,053,978
	Total North Carolina			19,329,502
	North Dakota (1.6%)
1,000,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/29	1.650	860,800

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	17

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Dakota (continued)
$1,985,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/32	2.800%	$1,714,540
1,015,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/49	4.250	1,005,746
3,435,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/49	4.250	3,401,147
3,500,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/53	4.000	3,393,838
	Total North Dakota			10,376,071
	Ohio (1.5%)
200,000	County of Montgomery, Revenue Bonds[3,5]	11/01/22	1.620	200,000
6,000,000	Ohio Air Quality Development Authority, Revenue Bonds[2,3]	11/01/39	4.250	5,853,550
300,000	Ohio Higher Educational Facility Commission, Revenue Bonds[3,5]	11/01/22	1.600	300,000
2,000,000	Ohio Turnpike & Infrastructure Commission, Revenue Bonds[4]	02/15/32	5.000	2,203,917
500,000	State of Ohio, Revenue Bonds[3,5]	11/01/22	1.620	500,000
1,000,000	State of Ohio, Revenue Bonds	01/01/36	4.000	939,328
	Total Ohio			9,996,795
	Oklahoma (0.9%)
3,175,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	3,115,391
2,645,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/50	3.250	2,519,725
	Total Oklahoma			5,635,116
	Oregon (3.6%)
7,600,000	Clackamas & Washington Counties School District No 3, General Obligation Bonds[1]	06/15/35	0.000	4,207,102
1,020,000	Clackamas County School District No 115, General Obligation Bonds[1]	06/15/27	0.000	857,564
1,670,000	Lane County School District No 1 Pleasant Hill, General Obligation Bonds[1]	06/15/27	0.000	1,370,961
1,445,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[1]	06/15/32	0.000	955,529
5,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/27	0.000	4,192,328
1,500,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/28	0.000	1,202,077

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$2,745,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/28	0.000%	$2,203,440
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/31	0.000	727,612
1,000,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/33	0.000	626,602
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[1]	06/15/35	0.000	587,824
5,000,000	Umatilla County School District No 8R Hermiston, General Obligation Bonds[1]	06/15/32	0.000	3,306,330
2,225,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[1].	06/15/33	0.000	1,395,639
1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/31	0.000	1,030,415
1,055,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[1]	06/15/33	0.000	650,172
	Total Oregon			23,313,595
	Other Territory (0.1%)
970,000	FHLMC Multifamily VRD Certificates, Revenue Bonds	05/15/27	2.304	894,335
	Total Other Territory			894,335
	Pennsylvania (4.9%)
85,000	Allegheny County Airport Authority, Revenue Bonds, FGIC	01/01/23	5.000	85,229
5,780,000	Bethlehem Area School District Authority, Revenue Bonds (SOFR + 0.350%)[3]	07/01/31	2.387	5,554,948
1,000,000	New Kensington-Arnold School District, General Obligation Bonds, BAM	05/15/28	2.500	913,581
10,700,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds[2,3]	08/01/37	0.580	9,983,930
1,610,000	School District of Philadelphia, General Obligation Bonds	09/01/28	5.000	1,681,551
1,090,000	School District of Philadelphia, General Obligation Bonds	09/01/34	5.000	1,122,421
2,500,000	School District of Philadelphia, General Obligation Bonds	09/01/34	5.000	2,573,779
1,470,000	School District of Philadelphia, General Obligation Bonds	09/01/36	4.000	1,340,977

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	19

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Pennsylvania (continued)
$2,210,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/32	5.000%	$2,271,311
6,255,000	State Public School Building Authority, Revenue Bonds, AGM	06/01/33	5.000	6,397,947
	Total Pennsylvania			31,925,674
	South Carolina (1.2%)
865,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	07/01/34	2.650	730,292
7,500,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	01/01/52	4.000	7,272,771
	Total South Carolina			8,003,063
	South Dakota (2.8%)
1,500,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/32	3.400	1,382,347
215,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/44	4.000	213,990
1,660,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/46	3.500	1,634,480
1,920,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/48	4.500	1,912,202
2,780,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/49	4.000	2,729,518
5,385,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/50	3.750	5,251,898
5,000,000	South Dakota Housing Development Authority, Revenue Bonds	05/01/53	5.000	5,048,968
	Total South Dakota			18,173,403
	Tennessee (2.1%)
4,000,000	New Memphis Arena Public Building Authority, Revenue Bonds[1]	04/01/29	0.000	3,482,537
1,750,000	New Memphis Arena Public Building Authority, Revenue Bonds[1]	04/01/33	0.000	1,051,046
3,000,000	New Memphis Arena Public Building Authority, Revenue Bonds[1]	04/01/35	0.000	1,592,840
1,000,000	Tennessee Energy Acquisition Corp., Revenue Bonds	11/01/28	5.000	1,004,285
1,430,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/43	4.000	1,410,060
1,315,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/48	4.000	1,298,276

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Tennessee (continued)
$1,115,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/49	4.250%	$1,104,665
3,000,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/53	5.000	3,029,373
	Total Tennessee			13,973,082
	Texas (18.6%)
1,000,000	Alvarado Independent School District, General Obligation Bonds	02/15/36	4.000	947,098
1,000,000	Alvarado Independent School District, General Obligation Bonds	02/15/37	4.000	938,348
1,350,000	Belton Independent School District, General Obligation Bonds	02/15/38	4.000	1,282,229
1,395,000	City of Austin Airport System Revenue, Revenue Bonds	11/15/31	5.000	1,434,435
1,120,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/24	5.000	1,136,332
1,170,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/25	5.000	1,196,042
3,820,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/28	5.000	3,937,433
8,000,000	City of San Antonio Electric & Gas Systems Revenue, Revenue Bonds[2,3]	02/01/49	2.000	7,247,216
3,720,000	Fort Bend Independent School District, General Obligation Bonds[2,3]	08/01/51	0.720	3,225,328
1,750,000	Goose Creek Consolidated Independent School District, General Obligation Bonds[2,3]	02/15/35	0.600	1,557,041
2,000,000	Harris County Cultural Education Facilities Finance Corp., Revenue Bonds	10/01/37	4.000	1,845,034
5,570,000	Harris County Cultural Education Facilities Finance Corp., Revenue Bonds[2,3]	06/01/50	5.000	5,856,139
3,380,000	Little Elm Independent School District, General Obligation Bonds[2,3]	08/15/48	0.680	2,998,711
1,025,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/25	5.000	1,050,403
5,900,000	Medina Valley Independent School District, General Obligation Bonds[2,3]	02/15/51	0.820	5,215,696
7,800,000	Northside Independent School District, General Obligation Bonds[2,3]	06/01/50	0.700	6,949,824

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	21

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$5,000,000	Northside Independent School District, General Obligation Bonds[2,3]	06/01/52	2.000%	$4,470,939
3,955,000	State of Texas, General Obligation Bonds	08/01/30	4.500	4,076,134
590,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/35	2.150	468,648
2,100,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/37	2.150	1,510,503
800,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/37	4.400	783,335
9,712,386	Texas Department of Housing & Community Affairs, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/47	2.835	9,151,066
1,330,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/50	4.000	1,297,355
1,935,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/51	3.500	1,848,172
2,500,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	01/01/53	5.750	2,618,168
14,300,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month USD-LIBOR + 0.700%)[3]	12/15/26	2.906	13,962,436
10,095,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	10,456,524
3,300,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[3]	09/15/27	2.790	3,194,242
10,745,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.690%)[3]	09/15/27	2.863	10,315,313
10,365,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month USD-LIBOR + 0.870%)[3]	09/15/27	3.076	10,021,459
	Total Texas			120,991,603
	Utah (0.8%)
2,260,000	Utah State Building Ownership Authority, Revenue Bonds	05/15/33	5.000	2,444,261
2,300,000	Utah State Building Ownership Authority, Revenue Bonds	05/15/35	5.000	2,462,164
	Total Utah			4,906,425
	MUNICIPAL BONDS (continued)
	Virginia (2.3%)
$2,750,000	Amelia County Industrial Development Authority, Revenue Bonds	04/01/27	1.450%	$2,381,436

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
1,445,000	Virginia Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/31	1.900	1,179,244
3,525,000	Virginia Public Building Authority, Revenue Bonds	08/01/37	4.000	3,415,332
8,700,000	Wise County Industrial Development Authority, Revenue Bonds[2,3]	10/01/40	0.750	7,929,942
	Total Virginia			14,905,954
	Washington (0.3%)
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	414,927
1,345,000	State of Washington, General Obligation Bonds, NPFG[1]	06/01/30	0.000	990,226
35,000	Washington State Housing Finance Commission, Revenue Bonds	06/01/44	3.500	34,824
690,000	Washington State Housing Finance Commission, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/47	4.000	688,199
	Total Washington			2,128,176
	Wisconsin (2.5%)
300,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/28	5.250	302,688
5,000,000	Public Finance Authority, Revenue Bonds[2,3]	10/01/46	3.700	4,776,027
7,000,000	State of Wisconsin, General Obligation Bonds[4]	05/01/27	5.000	7,366,384
800,000	University of Wisconsin Hospitals & Clinics, Revenue Bonds[3,5]	11/01/22	1.590	800,000
3,000,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds	08/15/36	4.000	2,771,344
	Total Wisconsin			16,016,443
	Wyoming (0.5%)
2,055,000	Wyoming Community Development Authority, Revenue Bonds	12/01/48	4.000	2,022,360
1,305,000	Wyoming Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/50	3.000	1,244,224
	Total Wyoming			3,266,584
	Total Municipal Bonds
	(Identified cost $726,670,471)			671,121,117

TOTAL INVESTMENTS (Identified cost $726,670,471)[6]	102.9%	$671,121,117
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS	(2.9)%	(19,211,379)
NET ASSETS	100.00%	$651,909,738

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	23

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

[1] Security issued with zero coupon. Income is recognized through accretion of discount.
[2] This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.
[3] Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2022 coupon or interest rate.
[4] Represent a security purchased on a when-issued basis.
[5]

Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2022.

[6]

The aggregate cost for federal income tax purposes is $726,735,960, the aggregate gross unrealized appreciation is $125,730 and the aggregate gross unrealized depreciation is $55,740,573, resulting in net unrealized depreciation of $55,614,843.

Abbreviations:

AGM - Assured Guaranty Municipal Corporation.

AMBAC - AMBAC Financial Group, Inc.

BAM - Build America Mutual.

BHAC - Berkshire Hathaway Assurance Corporation.

FGIC - Financial Guaranty Insurance Company.

FHA - Federal Housing Administration.

FHLMC - Federal Home Loan Mortgage Corporation.

FNMA - Federal National Mortgage Association.

GNMA - Government National Mortgage Association.

LIBOR - London Interbank Offered Rate.

NPFG - National Public Finance Guarantee Corporation.

SIFMA - Securities Industry and Financial Markets Association.

SOFR - Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	25

BBH INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
Municipal Bonds*	$—	$671,121,117	$—	$671,121,117
Total Investment, at value	$—	$671,121,117	$—	$671,121,117
_______________________
*	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Cost $726,670,471)	$671,121,117
Cash	4,245
Receivables for:
Investments sold	14,810,510
Interest	5,336,853
Shares sold	286,010
Investment advisory and administrative fee waiver reimbursement	3,558
Prepaid expenses	2,076
Total Assets	691,564,369
LIABILITIES:
Payables for:
Investments purchased	38,358,525
Shares redeemed	886,163
Investment advisory and administrative fees	215,816
Professional fees	75,393
Dividends declared	46,778
Custody and fund accounting fees	36,395
Shareholder servicing fees	8,802
Transfer agent fees	7,224
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	18,424
Total Liabilities	39,654,631
NET ASSETS	$651,909,738
Net Assets Consist of:
Paid-in capital	$717,732,221
Accumulated deficit	(65,822,483)
Net Assets	$651,909,738

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($54,650,877 ÷ 5,638,017 shares outstanding)	$9.69
CLASS I SHARES
($597,258,861 ÷ 61,677,342 shares outstanding)	$9.68

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	27

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Interest income	$16,783,269
Interest income from affiliates	14,620
Total Income	16,797,889
Expenses:
Investment advisory and administrative fees	3,131,766
Custody and fund accounting fees	149,755
Shareholder servicing fees	130,582
Professional fees	82,752
Board of Trustees’ fees	63,384
Transfer agent fees	43,151
Miscellaneous expenses	132,357
Total Expenses	3,733,747
Investment advisory and administrative fee waiver	(31,643)
Net Expenses	3,702,104
Net Investment Income	13,095,785

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(10,290,517)
Net change in unrealized appreciation/(depreciation) on investments in securities	(82,490,952)
Net Realized and Unrealized Loss	(92,781,469)
Net Decrease in Net Assets Resulting from Operations	$(79,685,684)

The accompanying notes are an integral part of these financial statements.

28

BBH INTERMEDIATE MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2022	2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$13,095,785	$11,519,424
Net realized gain/(loss) on investments in securities	(10,290,517)	621,594
Net change in unrealized appreciation/(depreciation) on investments in securities	(82,490,952)	(3,779,387)
Net increase/(decrease) in net assets resulting from operations	(79,685,684)	8,361,631
Dividends and distributions declared:
Class N	(1,010,867)	(1,254,792)
Class I	(12,703,639)	(11,067,676)
Total dividends and distributions declared	(13,714,506)	(12,322,468)
Share transactions:
Proceeds from sales of shares*	237,067,693	278,506,756
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	5,126,456	5,195,409
Proceeds from short-term redemption fees	6,231	4,901
Cost of shares redeemed*	(367,070,691)	(157,456,767)
Net increase/(decrease) in net assets resulting from share transactions	(124,870,311)	126,250,299
Total increase/(decrease) in net assets	(218,270,501)	122,289,462
NET ASSETS:
Beginning of year	870,180,239	747,890,777
End of year	$651,909,738	$870,180,239
_______________________
*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	29

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.93	$10.96	$10.76	$10.15	$10.48
Income from investment operations:
Net investment income[1]	0.15	0.13	0.17	0.21	0.21
Net realized and unrealized gain/(loss)	(1.22)	(0.02)	0.25	0.62	(0.23)
Total income/(loss) from investment operations	(1.07)	0.11	0.42	0.83	(0.02)
Dividends and distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.17)	(0.21)	(0.21)
From net realized gains	(0.01)	(0.01)	(0.05)	(0.01)	(0.10)
Total dividends and distributions to shareholders	(0.17)	(0.14)	(0.22)	(0.22)	(0.31)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$9.69	$10.93	$10.96	$10.76	$10.15
Total return[3]	(9.91)%	1.01%	4.00%	8.21%	(0.26)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$55	$82	$92	$54	$34
Ratio of expenses to average net assets before reductions	0.70%	0.69%	0.71%	0.77%	0.91%
Fee waiver[4]	(0.05)%	(0.04)%	(0.06)%	(0.12)%	(0.26)%
Expense offset arrangement	–%	–%	–%	(0.00)%[5]	(0.00)%[5]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.46%	1.18%	1.58%	2.01%	2.07%
Portfolio turnover rate	135%	45%	32%	104%	146%
Portfolio turnover rate[6]	73%	23%	19%	32%	52%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Assumes the reinvestment of distributions.
[4]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. For the years ended October 31, 2022, 2021, 2020, 2019 and 2018, the waived fees were $31,643, $35,002, $41,531, $55,422 and $63,024, respectively.

[5]	Less than 0.01%.
[6]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

30

BBH INTERMEDIATE MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.92	$10.95	$10.75	$10.14	$10.47
Income from investment operations:
Net investment income[1]	0.18	0.15	0.19	0.23	0.23
Net realized and unrealized gain/(loss)	(1.23)	(0.02)	0.25	0.61	(0.24)
Total income/(loss) from investment operations	(1.05)	0.13	0.44	0.84	(0.01)
Dividends and distributions to shareholders:
From net investment income	(0.18)	(0.15)	(0.19)	(0.22)	(0.22)
From net realized gains	(0.01)	(0.01)	(0.05)	(0.01)	(0.10)
Total dividends and distributions to shareholders	(0.19)	(0.16)	(0.24)	(0.23)	(0.32)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—
Net asset value, end of year	$9.68	$10.92	$10.95	$10.75	$10.14
Total return[3]	(9.74)%	1.21%	4.18%	8.38%	(0.12)%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$597	$788	$656	$334	$129
Ratio of expenses to average net assets before reductions	0.46%	0.45%	0.47%	0.50%	0.62%
Fee waiver[4]	–%	–%	–%	(0.00)%[5]	(0.12)%
Expense offset arrangement	–%	–%	–%	(0.00)%[5]	(0.00)%[5]
Ratio of expenses to average net assets after reductions	0.46%	0.45%	0.47%	0.50%	0.50%
Ratio of net investment income to average net assets	1.69%	1.38%	1.75%	2.17%	2.23%
Portfolio turnover rate	135%	45%	32%	104%	146%
Portfolio turnover rate[6]	73%	23%	19%	32%	52%

____________

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	Assumes the reinvestment of distributions.
[4]

The ratio of expenses to average net assets for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for period beginning on April 1, 2014 and will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. For the years ended October 31, 2022, 2021, 2020, 2019 and 2018, the waived fees were $-, $-, $-, $6,608, and $111,441, respectively.

[5]	Less than 0.01%.
[6]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	31

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax). As of October 31, 2022, there were eight series of the Trust.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

 Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the

32

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

 The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $1,010,867 and $12,703,639 to Class N

financial statements october 31, 2022	33

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

and Class I shareholders, respectively, during the year ended October 31, 2022, and in the amount of $1,254,792 and $11,067,676 to Class N and Class I shareholders, respectively, during the year ended October 31, 2021. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2022:	$733,210	$—	$733,210	$12,981,296	$—	$13,714,506
2021:	276,002	602,567	878,569	11,443,899	—	12,322,468

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Undistributed tax-exempt income	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$—	$—	$23,756	$(10,231,396)	$(65,489)	$(55,549,354)	$(65,822,483)
2021:	614,979	—	22,207	—	(3,640)	26,941,598	27,575,144

The Fund had $10,231,396 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $8,563,669 and $1,667,727, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

F.Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2022, the Fund incurred $3,131,766 under the Agreement.

B. Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2023, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2022, the Investment Adviser waived fees in the amount of $31,643 and $0 for Class N and Class I, respectively.

C. Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2022, Class N shares of the Fund incurred $130,582 in shareholder servicing fees.

D. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of the Fund’s net asset value. For the year ended October 31, 2022, the Fund incurred $149,755 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2022 was $14,620. This amount is included in “Interest income from affiliates” in the Statement of Operations. In the event that

financial statements october 31, 2022	35

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022 was $8,837. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $63,384 in independent Trustee compensation and expense reimbursements.

F. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4.Investment Transactions. For the year ended October 31, 2022, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $1,153,432,571 and $1,336,508,185, respectively.

5.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2022		For the year ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	2,781,950	$28,567,253	3,040,169	$33,549,002
Shares issued in connection with reinvestments of dividends	98,378	1,012,544	113,559	1,252,118
Proceeds from short-term redemption fees	N/A	179	N/A	511
Shares redeemed	(4,724,453)	(48,680,636)	(4,036,559)	(44,522,443)
Net decrease	(1,844,125)	$(19,100,660)	(882,831)	$(9,720,812)
Class I
Shares sold	20,229,459	$208,500,440	22,224,702	$244,957,754
Shares issued in connection with reinvestments of dividends	399,708	4,113,912	358,044	3,943,291
Proceeds from short-term redemption fees	N/A	6,052	N/A	4,390
Shares redeemed	(31,176,617)	(318,390,055)	(10,256,469)	(112,934,324)
Net increase/(decrease)	(10,547,450)	$(105,769,651)	12,326,277	$135,971,111

36

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2022 and 2021. Specifically:

During the year ended 2022, 1,958 shares of Class N were exchanged for 1,958 shares of Class I valued at $19,950.

During the year ended 2021, 243 shares of Class N were exchanged for 244 shares of Class I valued at $2,688, and 106,612 shares of Class I were exchanged for 106,515 shares of Class N valued at $1,172,702.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates, higher volatility for securities with longer maturities (interest rate risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (geographic risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund may use derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund may remain substantially fully invested at a time when a purchase is outstanding, then the purchases may result in a form of leverage. If the counterparty to a when-issued or delayed-delivery transaction fails to deliver the securities, the fund may receive a less favorable price or yield, or may suffer a loss (when-issued and delayed delivery securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients may make up a large percentage of the

financial statements october 31, 2022	37

BBH INTERMEDIATE MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Fund’s shareholders (large shareholder risk). The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates were phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The unavailability and/or discontinuation of LIBOR may affect the value, liquidity or return on certain fund investments that mature later than June 2023 and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR Transition Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

38

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

financial statements october 31, 2022	39

BBH INTERMEDIATE MUNICIPAL BOND FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class N
Actual	$1,000	$ 969	$3.23
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Class I
Actual	$1,000	$ 970	$2.28
Hypothetical[2]	$1,000	$1,023	$2.35

________________

[1]

Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.46% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

40

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might

financial statements october 31, 2022	41

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

42

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary

financial statements october 31, 2022	43

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

44

BBH INTERMEDIATE MUNICIPAL BOND FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2022	45

BBH INTERMEDIATE MUNICIPAL BOND FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

In January 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2022. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

46

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

financial statements october 31, 2022	47

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

48

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

financial statements october 31, 2022	49

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.

50

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2022	51

BBH INTERMEDIATE MUNICIPAL BOND FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

October 31, 2022 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust met on March 8, 2022 to review the liquidity risk management program (the “Program”) for the funds of BBH Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the Funds, as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness of the Program. The Report covered the period from February 1, 2021 through January 31, 2022 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that no Fund has approached the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum as provided for in the Liquidity Rule to any of the Funds.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which each Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

52

BBH INTERMEDIATE MUNICIPAL BOND FUND

OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

October 31, 2022 (unaudited)

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

financial statements october 31, 2022	53

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2022

BBH U.S. Government Money Market Fund

BBH U.S. GOVERNMENT MONEY MARKET FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

October 31, 2022

For the 12-month period ended October 31, 2022, the BBH U.S. Government Money Market Fund (the “Fund”) returned 0.75%. We believe the performance of the Fund remains competitive with industry peers, while maintaining a high degree of quality and liquidity throughout the period.

The Fund seeks to maximize income while attempting to preserve capital and maintain liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its Agencies and repurchase agreements fully backed by such instruments.

At the start of the reporting period the Federal Reserve (“Fed”) maintained an accommodative monetary policy leaving the Federal Funds Rate target unchanged at a range of 0% to 0.25%. After inflation surprised on the upside, the Fed acknowledged that “transitory” was no longer an appropriate description of inflation. The Fed adopted a more hawkish stance, increased the size of reductions of asset purchases, and signaled that policy rate increases might arrive sooner than previously thought. In the first quarter of 2022, the Fed raised the target rate 25 basis points* for the first time since 2018 to a range of 0.25% to 0.50% as the Fed acknowledged inflationary pressures could be exacerbated by ongoing geopolitical tensions, such as those surrounding Russia’s invasion of Ukraine.

In the face of persistently higher-than-forecasted inflation, the Fed’s hopes for gradual tightening of monetary policy gave way to more aggressive action. The Fed raised the target rate 50 basis points in May followed by four consecutive 75 basis point increases, bringing the target rate to a range of 3.75% to 4.00%. Futures markets predict a rise of 100 basis points by early 2023 before the Fed pauses. However, the outlook for the economy remains uncertain and reasonable concerns over a Fed-induced recession has contributed to market expectations of rate cuts in the second half of 2023.

The investment team for the BBH Money Market Fund maintained what it believed to be a prudent investment strategy throughout the period, with a weighted average maturity typically between 15 and 30 days. The increase in short-term interest rates pushed the Fund’s yield meaningfully higher during the reporting period helping deliver on the Fund’s goal of maximizing income while attempting to preserve capital.

________________

*One basis point or "bp" is 1/100th of a percent (0.01% or 0.0001).

56

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of BBH Trust and Shareholders of BBH U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Government Money Market Fund, one of the funds within BBH Trust (the "Fund"), as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period from July 1, 2019 through October 31, 2019 and for each of the two years in the period ended June 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, financial position of the Fund as of October 31, 2022, and the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from July 1, 2019 through October 31, 2019 and for each of the two years ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

financial statements october 31, 2022	57

BBH U.S. GOVERNMENT MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2022

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

58

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO ALLOCATION

October 31, 2022

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
U.S. Government Agency Obligations	$542,904,818	11.3%
U.S. Treasury Bills	3,844,234,328	80.2
Repurchase Agreements	375,000,000	7.8
Cash and Other Assets in Excess of Liabilities	32,882,309	0.7
NET ASSETS	$4,795,021,455	100.0%

All data as of October 31, 2022. The Fund's breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	59

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS (11.3%)
$50,000,000	Federal Home Loan Bank Discount Notes[1]	11/01/22	2.500%	$50,000,000
100,000,000	Federal Home Loan Bank Discount Notes[1]	11/14/22	3.155	99,886,611
179,000,000	Federal Home Loan Bank Discount Notes[1,2]	11/18/22	3.107	178,738,790
120,000,000	Federal Home Loan Bank Discount Notes[1,2]	11/25/22	3.379	119,730,667
95,000,000	Federal Home Loan Bank Discount Notes[1]	12/21/22	3.448	94,548,750
	Total U.S. Government Agency Obligations (Cost $542,904,818)			542,904,818
	U.S. TREASURY BILLS (80.2%)
200,000,000	U.S. Treasury Bill[1,2]	11/01/22	2.660	200,000,000
250,000,000	U.S. Treasury Bill[1,2]	11/03/22	2.457	249,966,028
425,000,000	U.S. Treasury Bill[1,2]	11/08/22	2.766	424,772,323
450,000,000	U.S. Treasury Bill[1,2]	11/15/22	2.886	449,496,768
175,000,000	U.S. Treasury Bill[1,2]	11/17/22	2.665	174,793,828
420,000,000	U.S. Treasury Bill[1,2]	11/22/22	2.953	419,279,556
200,000,000	U.S. Treasury Bill[1,2]	11/29/22	3.188	199,505,878
100,000,000	U.S. Treasury Bill[1]	12/01/22	2.899	99,760,208
355,000,000	U.S. Treasury Bill[1,2]	12/06/22	3.329	353,856,479
105,000,000	U.S. Treasury Bill[1,2]	12/08/22	3.028	104,675,600
200,000,000	U.S. Treasury Bill[1,2]	12/13/22	3.509	199,185,725
100,000,000	U.S. Treasury Bill[1]	12/15/22	3.168	99,615,917
250,000,000	U.S. Treasury Bill[1,2]	12/20/22	3.638	248,768,909
150,000,000	U.S. Treasury Bill[1]	12/22/22	3.224	149,320,531
75,000,000	U.S. Treasury Bill[1]	01/05/23	3.316	74,554,682
150,000,000	U.S. Treasury Bill[1,2]	01/12/23	3.648	148,915,650
150,000,000	U.S. Treasury Bill[1,2]	01/19/23	3.935	148,717,621
100,000,000	U.S. Treasury Bill[1]	01/26/23	4.021	99,048,625
	Total U.S. Treasury Bills (Cost $3,844,234,328)			3,844,234,328

The accompanying notes are an integral part of these financial statements.

60

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (7.8%)
$125,000,000	BNP Paribas (Agreement dated 10/31/22 collateralized by FHLMC 2.000%-5.000%, due 01/01/31-10/01/52, original par $1,237,517, value $1,192,468, FNMA 1.500%-6.500%, due 06/01/23-10/01/52, original par $1,754,491, value $1,167,076, GNMA 2.000%-6.000%, due 04/20/26-10/20/52, original par $178,778,038, value $123,179,749, U.S. Treasury Securities 0.125%-4.250%, due 09/30/23-10/15/25, original par $1,964,200, value $1,960,720)	11/01/22	3.000%	$125,000,000
125,000,000	National Australia Bank Ltd. (Agreement dated 10/31/22 collateralized by U.S. Treasury Notes 2.625%, due 04/15/25, original par $132,985,000, value $127,500,000)	11/01/22	3.000	125,000,000
125,000,000	Societe Generale (Agreement dated 10/31/22 collateralized by U.S. Treasury Securities 0.375%, due 09/30/27, original par $153,383,100, value $127,500,065)	11/01/22	3.000	125,000,000
	Total Repurchase Agreements (Cost $375,000,000)			375,000,000

TOTAL INVESTMENTS (Cost $4,762,139,146)[3]	99.3%	$4,762,139,146
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	0.7%	32,882,309
NET ASSETS	100.0%	$4,795,021,455

_______________________

[1]	Coupon represents a yield to maturity.
[2]	Coupon represents a weighted average yield.
[3]	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Abbreviations:

FHLMC    –    Federal Home Loan Mortgage Corporation.

FNMA    –    Federal National Mortgage Association.

GNMA    –    Government National Mortgage Association.

The accompanying notes are an integral part of these financial statements.

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BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

62

BBH U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2022

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

At October 31, 2022, 100% of the Fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost approximates the fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2022
U.S. Government Agency Obligations	$—	$542,904,818	$—	$542,904,818
U.S. Treasury Bills	—	3,844,234,328	—	3,844,234,328
Repurchase Agreements	—	375,000,000	—	375,000,000
Total Investment, at value	$—	$4,762,139,146	$—	$4,762,139,146

The accompanying notes are an integral part of these financial statements.

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BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at cost which approximates fair value	$4,387,139,146
Repurchase agreements (Cost $375,000,000)	375,000,000
Cash	34,112,004
Receivables for:
Interest	65,767
Prepaid expenses	33,071
Total Assets	4,796,349,988
LIABILITIES:
Payables for:
Investment advisory and administrative fees	788,026
Dividends declared	380,976
Custody and fund accounting fees	86,948
Professional fees	56,337
Transfer agent fees	4,664
Board of Trustees' fees	1,111
Accrued expenses and other liabilities	10,471
Total Liabilities	1,328,533
NET ASSETS	$4,795,021,455
Net Assets Consist of:
Paid-in capital	$4,795,022,889
Distributions in excess of net investment income	(1,434)
Net Assets	$4,795,021,455

NET ASSET VALUE AND OFFERING PRICE PER SHARE INSTITUTIONAL SHARES
($4,795,021,455 ÷ 4,795,028,907 shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

64

BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

NET INVESTMENT INCOME:
Income:
Interest income	$42,358,747
Interest income from affiliates	249,063
Other income	38
Total Income	42,607,848
Expenses:
Investment advisory and administrative fees	10,201,296
Custody and fund accounting fees	413,218
Board of Trustees' fees	93,714
Professional fees	64,392
Transfer agent fees	30,627
Miscellaneous expenses	135,428
Total Expenses	10,938,675
Investment advisory and administrative fee waiver	(3,724,415)
Net Expenses	7,214,260
Net Investment Income	35,393,588
NET REALIZED LOSS:
Net realized loss on investments	(948)
Net Increase in Net Assets Resulting from Operations	$35,392,640

The accompanying notes are an integral part of these financial statements.

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BBH U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2022	2021
INCREASE IN NET ASSETS FROM:
Operations:
Net investment income	$35,393,588	$392,672
Net realized gain/(loss) on investments	(948)	16,860
Net increase in net assets resulting from operations	35,392,640	409,532
Dividends and distributions declared:
Regular Shares*	—	(2,579)
Institutional Shares	(35,394,673)	(371,165)
Total dividends and distributions declared	(35,394,673)	(373,744)
Share Transactions:
Fund shares sold and fund shares issued in connection with reinvestments of dividends	10,783,214,063	8,901,851,221
Fund shares repurchased	(10,215,607,377)	(8,210,017,012)
Net increase in net assets resulting from fund share transactions	567,606,686	691,834,209
Total increase in net assets	567,604,653	691,869,997
NET ASSETS:
Beginning of year	4,227,416,802	3,535,546,805
End of year	$4,795,021,455	$4,227,416,802

_______________________________

*	Effective February 26, 2021, the Fund’s Regular Share Class was converted to the Fund’s Institutional Share Class.

The accompanying notes are an integral part of these financial statements.

66

BBH U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an Institutional Share outstanding throughout each year/period.

	For the years ended October 31,			For the period from July 1, 2019 to October 31,	For the years ended June 30,
	2022	2021	2020	2019	2019	2018
Net asset value, beginning of year/period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.01	0.00 [2]	0.01	0.01	0.02	0.01
Net realized and unrealized gain/(loss)	0.00 [2]	(0.00)[2]	0.00 [2]	0.00 [2]	0.00 [2]	(0.00)[2]
Total income/(loss) from investment operations	0.01	0.00 [2]	0.01	0.01	0.02	0.01
Dividends and distributions to shareholders:
From net investment income	(0.01)	(0.00)[2]	(0.01)	(0.01)	(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.01)	(0.00)[2]	(0.01)	(0.01)	(0.02)	(0.01)
Net asset value, end of year/period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[3]	0.75%	0.01%	0.59%	0.63%[4]	2.02%	1.06%
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$4,795	$4,227	$3,475	$2,040	$2,126	$1,710
Ratio of expenses to average net assets before reductions	0.23%	0.23%	0.24%	0.24%[5]	0.24%	0.26%
Expense reimbursement[6]	(0.08)%	(0.19)%	(0.05)%	–%	–%	–%
Expense offset arrangement	–%	–%	–%	–%	(0.01)%	(0.02)%
Ratio of expenses to average net assets after reductions	0.15%	0.04%	0.19%	0.24%[5]	0.23%	0.24%
Ratio of net investment income to average net assets	0.73%	0.01%	0.48%	1.86%[5]	2.02%	1.07%
____________
[1]	Calculated using average shares outstanding for the year/period.
[2]	Less than $0.01 per share.
[3]	Assumes the reinvestment of distributions.
[4]	Not Annualized.
[5]	Annualized with the exception of audit fees.
[6]

During the years ended October 31, 2022, 2021, 2020, the period from July 1, 2019 to October 31, 2019, and the years ended June 30, 2019 and 2018, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a minimum yield agreement, were $3,724,415, $7,060,486, $1,299,428, $-, $-, and $-, respectively.

The accompanying notes are an integral part of these financial statements.

financial statements october 31, 2022	67

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

1.Organization. The Fund is a separate series of BBH Trust (the “Trust”), which is registered under the 1940 Act, as an open-end management investment company. The Trust was originally organized as a Massachusetts business trust on June 7, 1983 and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 12, 1983. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to create an unlimited number of series, each of which may issue a separate class of shares. As of the close of business on February 26, 2021, shares of the Fund’s Regular Share class were converted to the Fund’s Institutional Share class. The Regular Share class ceased operation at this time. The Fund currently offers one class of shares designated as Institutional Shares. The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund's net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. At October 31, 2022, there were eight series of the Trust. Effective July 1, 2019, the Fund changed its fiscal year end from June 30 to October 31.

2.Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is in compliance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate fair value, securities may be valued as determined in accordance with procedures adopted by the Board.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued as earned and consists of interest accrued, accretion of discount on debt securities (including both original issue and market discount) and premium amortization on the investments of the Fund.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

68

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

D.Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the marked-to-market value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

 Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

 The Fund’s repurchase agreements are disclosed on a gross basis and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E.Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

financial statements october 31, 2022	69

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2022, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $35,394,673 to Institutional shareholders during the year ended October 31, 2022 and in the amounts of $2,579 and $371,165 to Regular and Institutional shareholders, respectively, during the year ended October 31, 2021.

The tax character of distributions paid during the years ended October 31, 2022 and 2021, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Total Distributions paid
2022:	$35,394,673	$—	$35,394,673	$35,394,673
2021:	373,744	—	373,744	373,744

As of October 31, 2022 and 2021, respectively, the components of retained earnings/(accumulated deficit) were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2022:	$380,489	$—	$(948)	$(380,975)	$—	$(1,434)
2021:	4,073	—	—	(3,474)	—	599

The Fund had $948 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2022, of which $948 and $0, is attributable to short-term and long-term capital losses, respectively.

70

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

The Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

There are no significant differences between book-basis and tax-basis unrealized appreciation/(depreciation) for investments for the current year.

To the extent future capital gains are offset by future capital loss carryforwards, if any, such gains will not be distributed.

G. Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A.Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.25% on the first $1,000,000,000 of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets in excess of $1,000,000,000. For the year ended October 31, 2022, the Fund incurred $10,201,296 for services under the Agreement.

B.Investment Advisory and Administrative Fee Waiver. BBH has voluntarily agreed to waive its Investment Advisory and Administrative Fee and credit daily to the Fund an amount necessary to maintain the minimum annualized yield of the Fund at 0.01%. The amount credited each day will offset the daily accrual of the Investment Advisory and Administrative Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH. For the year ended October 31, 2022, BBH waived fees in the amount of $3,724,415 for Institutional Shares.

C.Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and

financial statements october 31, 2022	71

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.004% per annum of average daily net assets. For the year ended October 31, 2022, the Fund incurred $413,218 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the agreement for the year ended October 31, 2022 was $249,063. This amount is included in "Interest income from affiliates" in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2022 was $66,821. This amount is included in the “Custody and fund accounting fees” in the Statement of Operations.

D.Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act (referred to here as an “Independent Trustee”) receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2022, the Fund incurred $93,714 in Independent Trustee compensation and expense reimbursements.

E.Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

72

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

4.Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Regular Shares and Institutional Shares of beneficial interest, at no par value. Effective February 26, 2021, the Fund’s Regular Share Class was converted to the Fund’s Institutional Share Class. Transactions in Regular Shares and Institutional Shares were as follows:

	For the year ended October 31, 2022		For the year ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Regular Shares
Shares sold	–	$–	107,428,914	$107,428,914
Shares issued in connection with reinvestments of dividends	–	–	7	7
Shares redeemed	–	–	(168,383,442)	(168,383,442)
Net decrease	–	$–	(60,954,521)	$(60,954,521)
Institutional Shares
Shares sold	10,783,210,361	$10,783,210,361	8,794,422,278	$8,794,422,278
Shares issued in connection with reinvestments of dividends	3,702	3,702	22	22
Shares redeemed	(10,215,607,377)	(10,215,607,377)	(8,041,633,570)	(8,041,633,570)
Net increase	567,606,686	$567,606,686	752,788,730	$752,788,730

5. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

 Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. BBH has no legal obligation to provide financial support to the Fund and you should not expect that BBH as the Fund’s sponsor will provide financial support to the Fund at any time. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 The divergence of the Fund’s amortized cost price per share from its market based net asset value per share may result in the Fund’s inability to maintain a stable $1.00 NAV, resulting in material dilution or other unfair results to shareholders (stable NAV risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk), failure of an issuer, guarantor or counterparty to a transaction to perform (credit risk) or changes in interest rates (interest rate risk). The Fund is subject to the risk that the securities selected by the investment adviser may underperform (management risk). Even though the Fund’s investments

financial statements october 31, 2022	73

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

in repurchase agreements are collateralized at all times, there is risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). The Fund’s investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by the Fund’s investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund’s exposure to these risks with respect to these financial assets held by the Fund is reflected in their value as recorded in the Fund’s Statement of Assets and Liabilities. The U.S. Securities and Exchange Commission (“SEC”) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund (Regulatory Risk). The absence of an active market for the Fund’s variable and floating rate securities could make it difficult for the Fund to dispose of them if the issuer defaults (variable and floating rate instrument risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

 Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

6.Money Market Regulation. Money market funds are required to comply with SEC regulations and governing rules for money market funds. Government money market funds, such as BBH U.S. Government Money Market Fund, are permitted to continue to transact fund shares at a NAV calculated using the amortized cost valuation method. The Fund’s Board of Trustees has determined not to impose any liquidity-based redemption fees or redemption gates on the Fund as permitted by the SEC amendments. As a government money market fund, the Fund must invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities.

7.Subsequent Events. On November 30, 2022, BBH and State Street Corporation (“State Street”) decided to terminate the agreement under which State Street would have acquired BBH’s Investor Services business.

74

BBH U.S. GOVERNMENT MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2022

Management has evaluated events and transactions that have occurred since October 31, 2022 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

financial statements october 31, 2022	75

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES

October 31, 2022 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

76

BBH U.S. GOVERNMENT MONEY MARKET FUND

DISCLOSURE OF FUND EXPENSES (continued)

October 31, 2022 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period May 1, 2022 to October 31, 2022[1]
Institutional Shares
Actual	$1,000	$1,007	$1.15
Hypothetical[2]	$1,000	$1,024	$1.16

___________________

[1]	Expenses are equal to the Fund’s annualized net expense ratio of 0.23% for Institutional Shares, multiplied by 184/365 (to reflect the one half-year period).
[2]	Assumes a return of 5% before expenses. For the purpose of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

financial statements october 31, 2022	77

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST

October 31, 2022 (unaudited)

Description of Potential Material Conflicts of Interest - Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, and compliance with its Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a Chief Compliance Officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH and the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH and the Investment Adviser manage funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH and the Investment Adviser face conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. From time to time, the Investment Adviser sponsor funds and other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might

78

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management and administrative services through the SID, BBH provides custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Fund’s administrator is the primary valuation agent of the Fund. BBH values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH or the Investment Adviser. Subject to applicable law and regulation, BBH or the Investment Adviser may (but is not required to) effect purchases and sales between BBH’s or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH or

financial statements october 31, 2022	79

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. BBH or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time-to-time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior

80

BBH U.S. GOVERNMENT MONEY MARKET FUND

CONFLICTS OF INTEREST (continued)

October 31, 2022 (unaudited)

performance. BBH, the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment for a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Fund’s investments will be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees in accordance with Rule 2a-5 under the 1940 Act. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

financial statements october 31, 2022	81

BBH U.S. GOVERNMENT MONEY MARKET FUND

ADDITIONAL FEDERAL TAX INFORMATION

October 31, 2022 (unaudited)

In January 2023, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2022. Shareholders should use the information on Form 1099 for their income tax returns.

82

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Information pertaining to the Trustees and executive officers of BBH Trust as of October 31, 2022 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).

financial statements october 31, 2022	83

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years

Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.

84

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

financial statements october 31, 2022	85

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since 2015.

86

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND

(unaudited)

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Assistant Vice President of BBH&Co. since 2022; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

________________________

#

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

financial statements october 31, 2022	87

Administrator

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Shareholder Servicing Agent

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005

To obtain information or make shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund’s Forms N-MFP are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Item 2. Code of Ethics.

As of the period ended October 31, 2022 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro, Mark M. Collins and Joan A. Binstock possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro and Joan A. Binstock as the Registrant’s audit committee financial experts. Messrs. Frazier, Tesoro and Collins and Ms. Binstock are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $391,860 for 2022 and $416,000 for 2021.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2021.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $61,000 for 2022 and $53,000 for 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $80,000 for 2022 and $93,000 for 2021.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,092,000 for 2022 and $1,549,000 for 2021.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not Applicable

Item 6. Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust
By: (Signature and Title)

/s/ Jean-Pierre Paquin
Jean-Pierre Paquin
Title: President (Principal Executive Officer)
Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin
Jean-Pierre Paquin
Title: President (Principal Executive Officer)
Date: January 9, 2023

By: (Signature and Title)

/s/ Charles H. Schreiber
Charles H. Schreiber
Title: Treasurer (Principal Financial Officer)
Date: January 9, 2023